                                                 Free Writing Prospectus
                                                 Filed Purusant to Rule 433
                                                 Registration No. 333-130545

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[222,496,000] (APPROXIMATE)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-HE6

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                                DECEMBER 8, 2006

        RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT
          NOTICES SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING
                                   PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

        RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT
          NOTICES SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING
                                   PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

                                   TERM SHEET
                                DECEMBER 8, 2006

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-HE6
                        $[222,496,000] (APPROXIMATE) (1)
                               SUBJECT TO REVISION

                                                                                              EXPECTED  STATED    EXPECTED
                                             WAL (YRS)    PAYMENT WINDOW                        FINAL    FINAL    RATINGS
              APPROX                         (CALL(5)/       (CALL(5)/     PAYMENT  INTEREST  MATURITY MATURITY    (S&P /
CLASS        SIZE ($)         COUPON         MATURITY)       MATURITY)      DELAY    ACCRUAL     (5)      (6)     MOODY'S)
-----      ----------- -------------------- ----------- ------------------ ------- ---------- -------- -------- -----------
CLASS A-1  252,168,000 LIBOR + [ ] (2), (3) 2.01 / 2.19   1 - 78 / 1 - 183    0    Actual/360 Jun-2013 Nov-2037     AAA/Aaa
CLASS A-2A 284,750,000 LIBOR + [ ] (2), (3) 1.04 / 1.04    1 - 23 / 1 - 23    0    Actual/360 Nov-2008 Nov-2037     AAA/Aaa
CLASS A-2B 149,571,000 LIBOR + [ ] (2), (3) 3.00 / 3.00  23 - 78 / 23 - 80    0    Actual/360 Jun-2013 Nov-2037     AAA/Aaa
CLASS A-2C  29,308,000 LIBOR + [ ] (2), (3) 6.49 / 9.53 78 - 78 / 80 - 181    0    Actual/360 Jun-2013 Nov-2037     AAA/Aaa
CLASS M-1   43,195,000 LIBOR + [ ] (2), (4) 4.98 / 5.52 49 - 78 / 49 - 165    0    Actual/360 Jun-2013 Nov-2037   AA+/[Aa1]
CLASS M-2   55,061,000 LIBOR + [ ] (2), (4) 4.69 / 5.21 43 - 78 / 43 - 156    0    Actual/360 Jun-2013 Nov-2037    AA/[Aa2]
CLASS M-3   16,139,000 LIBOR + [ ] (2), (4) 4.57 / 5.06 42 - 78 / 42 - 143    0    Actual/360 Jun-2013 Nov-2037   AA-/[Aa3]
CLASS M-4   17,088,000 LIBOR + [ ] (2), (4) 4.53 / 5.00 41 - 78 / 41 - 138    0    Actual/360 Jun-2013 Nov-2037     A+/[A1]
CLASS M-5   13,765,000 LIBOR + [ ] (2), (4) 4.50 / 4.95 40 - 78 / 40 - 132    0    Actual/360 Jun-2013 Nov-2037      A/[A2]
CLASS M-6   12,816,000 LIBOR + [ ] (2), (4) 4.48 / 4.90 39 - 78 / 39 - 126    0    Actual/360 Jun-2013 Nov-2037     A-/[A3]
CLASS B-1   12,816,000 LIBOR + [ ] (2), (4) 4.45 / 4.83 39 - 78 / 39 - 120    0    Actual/360 Jun-2013 Nov-2037 BBB+/[Baa1]
CLASS B-2    9,968,000 LIBOR + [ ] (2), (4) 4.44 / 4.79 38 - 78 / 38 - 113    0    Actual/360 Jun-2013 Nov-2037  BBB/[Baa2]
CLASS B-3   12,340,000 LIBOR + [ ] (2), (4) 4.42 / 4.70 38 - 78 / 38 - 106    0    Actual/360 Jun-2013 Nov-2037 BBB-/[Baa3]
           -----------
   TOTAL:  908,985,000
           ===========

1) The approximate size is subject to a permitted variance in the aggregate of plus or minus 10%.

2)   Subject to the related Available Funds Cap and related Maximum Rate Cap.

3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, on the following Distribution Date, the margin on each of the Class A-1, Class A-2A, Class A-2B and Class A-2C Certificates will increase to 2x its respective margin.

4) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, on the following Distribution Date, the margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates will increase to 1.5x its respective margin.

5) The Certificates will be priced at 20% HEP for the fixed rate mortgage loans and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate mortgage loans. Subject to a maximum prepayment speed of 95% CPR. Assumes 10% optional termination occurs.

6)   Latest maturity date for any thirty year mortgage loan plus one year.

        RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT
          NOTICES SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING
                                   PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                  212-449-3659   scott_soltas@ml.com
Vince Mora                    212-449-1437   vince_morajr@ml.com
Brian Kane                    212-449-3660   brian_f_kane@ml.com
Charles Sorrentino            212-449-3659   charles_sorrentino@ml.com
Matthew Sawatzky              212-449-3660   matthew_sawatzky@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                   212-449-0752   matthew_whalen@ml.com
Paul Park                     212-449-6380   paul_park@ml.com
Tom Saywell                   212-449-2122   tom_saywell@ml.com
Ketan Parekh                  212-449-9506   ketan_parekh@ml.com
Fred Hubert                   212-449-5071   fred_hubert@ml.com
Alice Chu                     212-449-1701   alice_chu@ml.com
Sonia Lee                     212-449-5067   sonia_lee@ml.com
Keith Singletary              212-449-9431   keith_singletary@ml.com
Calvin Look                   212-449-5029   calvin_look@ml.com
Yimin Ge                      212-449-9401   yimin_ge@ml.com
Hoi Yee Leung                 212-449-1901   hoiyee_leung@ml.com
Mark Dereska                  212-449-1008   mark_dereska@ml.com
Paul Fetch                    212-449-1002   paul_fetch@ml.com

MOODY'S
Gulmira Karaguishiyeva        201-395-6354   gulmira.karaguishiyeva@moodys.com

STANDARD & POOR'S
Matthew Siber                 212-438-5098   matthew_siber@standardandpoors.com

        RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT
          NOTICES SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING
                                   PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

TITLE OF CERTIFICATES         Merrill Lynch Mortgage Investors, Inc., Mortgage
                              Loan Asset-Backed Certificates Series 2006-HE6,
                              consisting of:

                              Class A-1 Certificates,

                              Class A-2A, Class A-2B and Class A-2C Certificates
                              (collectively, the "Class A-2 Certificates" and together with the Class A-1 Certificates, the "Class A Certificates"),

                              Class M-1, Class M-2, Class M-3, Class M-4, Class
                              M-5 and Class M-6 Certificates (collectively, the
                              "Class M Certificates"), and

                              Class B-1, Class B-2 and Class B-3 Certificates
                              (collectively, the "Class B Certificates").

                              The Class A Certificates, Class M and Class B
                              Certificates are collectively known as the "Offered Certificates". The Class M and Class B
                              Certificates are collectively known as the "Subordinate Certificates".

UNDERWRITER                   Merrill Lynch, Pierce, Fenner & Smith Incorporated

DEPOSITOR                     Merrill Lynch Mortgage Investors, Inc.

SPONSOR AND SELLER            Merrill Lynch Mortgage Lending, Inc.

ISSUING ENTITY                Merrill Lynch Mortgage Investors Trust, Series
                              2006-HE6

SERVICER                      Wilshire Credit Corporation

TRUSTEE                       LaSalle Bank, N.A.

CAP PROVIDER                  [To be determined].

SWAP COUNTERPARTY             [To be determined]. The Swap Counterparty
                              currently has long term ratings of [To be
                              determined] from Standard & Poor's, [To be
                              determined] from Fitch Ratings and [To be
                              determined] from Moody's Investors Service.

CUT-OFF DATE                  December 1, 2006

PRICING DATE                  On or about December [12], 2006

CLOSING DATE                  On or about December 28, 2006

DISTRIBUTION DATES            Distribution of principal and interest on the
                              Certificates will be made on the 25th day of each
                              month or, if such day is not a business day, on
                              the first business day thereafter, commencing in
                              January 2007.

ERISA CONSIDERATIONS          The Offered Certificates will be ERISA eligible as
                              of the Closing Date. However, while any interest
                              rate swap agreement is in effect, employee benefit
                              plans or other retirement arrangements may not
                              acquire the certificates covered thereby unless
                              such acquisition and holding is covered by and
                              exempt under one of the investor-based exemptions
                              issued by the Department of Labor. Investors
                              should consult with their counsel with respect to
                              the consequences under ERISA and the Internal
                              Revenue Code of an ERISA Plan's acquisition and
                              ownership of such Offered Certificates.

LEGAL INVESTMENT              The Certificates will not constitute
                              "mortgage-related securities" for the purposes of
                              SMMEA.

TAX STATUS                    For federal income tax purposes, the Trust Fund
                              will include two or more segregated asset pools,
                              with respect to which elections will be made to
                              treat each as a "real estate mortgage investment
                              conduit" ("REMIC").

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

OPTIONAL TERMINATION          The Trustee will be required to effect an auction
                              of the assets of the Issuing Entity when the
                              aggregate stated principal balance of the Mortgage
                              Loans is less than or equal to 10% of the
                              aggregate stated principal balance of the Mortgage
                              Loans as of the Cut-Off Date. The auction will be
                              effected via a solicitation of bids from at least
                              three bidders. Any such auction will result in the
                              termination of the Trust Fund only if the highest
                              bid received is at least equal to the sum of (i)
                              the aggregate outstanding principal balance of the
                              Mortgage Loans, plus accrued interest on the
                              Mortgage Loans, (ii) any unreimbursed
                              out-of-pocket costs and expenses and the principal
                              portion of Advances, in each case previously
                              incurred by the Servicer in the performance of its
                              servicing obligations, (iii) any Net Swap Payment
                              or any swap termination payment owed to the Swap
                              Counterparty pursuant to the Swap Contract, and
                              (iv) the costs incurred by the Trustee in
                              connection with such auction.

MORTGAGE LOANS                The Mortgage Loans consist of 5,776 conforming and
                              non-conforming, fixed rate and adjustable rate,
                              conventional closed-end Mortgage Loans with an
                              aggregate principal balance of approximately
                              $949,332,623.17, secured by first and second lien,
                              level pay, interest-only and balloon mortgages on
                              conventional one to four family residential
                              properties and will be serviced by Wilshire Credit
                              Corporation. The collateral information presented
                              in this term sheet regarding the Mortgage Pool is
                              as of December 1, 2006. The information regarding
                              the mortgage loans is based on the principal
                              balance of the mortgage loans as of the Cut-Off
                              Date assuming the timely receipt of principal
                              scheduled to be paid on the mortgage loans on or
                              prior to the Cut-Off date. It is possible that
                              principal prepayments in part or in full may occur
                              between the cut-off date and the closing date.
                              Moreover, certain mortgage loans included in the
                              mortgage loan pool as of the Cut-Off Date may not
                              be included in the final mortgage loan pool due to
                              prepayments in full, or as a result of not meeting
                              the eligibility requirements for the final
                              mortgage loan pool, and certain other mortgage
                              loans may be included in the final mortgage loan
                              pool. As a result of the foregoing, the
                              statistical distribution of characteristics as of
                              the Cut-Off Date and as of the closing date for
                              the final mortgage loan pool may vary somewhat
                              from the statistical distribution of such
                              characteristics as of the Cut-Off Date as
                              presented herein, although such variance should
                              not be material. In addition, the final mortgage
                              loan pool may vary plus or minus 5.0% from the
                              cut-off pool of mortgage loans described in this
                              free writing prospectus. Please see collateral
                              tables herein for additional information.

                              The Mortgage Pool will be divided into two groups:

                              -    Group I Mortgage Loans will consist of
                                   approximately 1,978 fixed and adjustable rate
                                   Mortgage Loans with an aggregate principal balance of approximately $334,440,106.27 and with principal balances at origination that conform to principal balance limits of Freddie Mae.

                              -    Group II Mortgage Loans will consist of
                                   approximately 3,798 fixed and adjustable rate
                                   Mortgage Loans with an aggregate principal balance of approximately $614,892,516.90 and with principal balances at origination that may or may not conform to principal balance limits of Freddie Mae.

TOTAL DEAL SIZE               Approximately $908,985,000

ADMINISTRATIVE FEES           Fees aggregating 50.00 bps per annum (payable
                              monthly) on the stated principal balance of the
                              Mortgage Loans serviced by Wilshire Credit
                              Corporation.

CREDIT ENHANCEMENTS           1.   Excess interest

                              2.   Over-Collateralization

                              3.   Subordination

                              4.   Net Swap Payments received from the Swap
                                   Counterparty (if any)

                              5.   Mortgage Insurance

MORTGAGE INSURANCE            As of the cut-of date, approximately 24%
                              (plus/minus 5% of the aggregate mortgage loans) of
                              the mortgage loans will be covered by a mortgage
                              insurance policy issued by Republic Mortgage
                              Insurance Corporation. Each Policy will only cover
                              losses pursuant to formulas described in such
                              policy, down to 60% of the value of the related
                              mortgaged property.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

EXCESS INTEREST               Excess interest cashflow will be available as
                              credit enhancement.

OVER-COLLATERALIZATION        The over-collateralization ("O/C") amount is equal
                              to the excess of the aggregate principal balance
                              of the Mortgage Loans over the aggregate principal
                              balance of the Certificates. On the Closing Date,
                              the over-collateralization amount will equal
                              approximately 4.25% of the aggregate principal
                              balance of the Mortgage Loans as of the Cut-Off
                              Date. To the extent the over-collateralization
                              amount is reduced below the over-collateralization
                              target amount (i.e., 4.25% of the aggregate
                              principal balance of the Mortgage Loans as of the
                              Cut-Off Date), excess cashflow will be directed to
                              build O/C until the over-collateralization target
                              amount is restored.

                              Initial: Approximately 4.25% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date

                              Target: 4.25% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date before stepdown, 8.50% of the current balance of the Mortgage Loans after stepdown

                              Floor before December 2026: 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date

                              Floor from December 2026 and after: the greater of
                              (1) 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date and (2) the outstanding balance of 40 year mortgage loans in the pool plus 0.10% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off
                              Date

                              (PRELIMINARY AND SUBJECT TO REVISION)

SUBORDINATION (1):             CLASSES    RATING (S/M)   SUBORDINATION
                              ---------   ------------   -------------
                               Class A       AAA/Aaa         24.60%
                              Class M-1     AA+/[Aa1]        20.05%
                              Class M-2      AA/[Aa2]        14.25%
                              Class M-3     AA-/[Aa3]        12.55%
                              Class M-4      A+/[A1]         10.75%
                              Class M-5       A/[A2]          9.30%
                              Class M-6      A-/[A3]          7.95%
                              Class B-1    BBB+/[Baa1]        6.60%
                              Class B-2     BBB/[Baa2]        5.55%
                              Class B-3    BBB-/[Baa3]        4.25%

CLASS SIZES:                   CLASSES    RATING (S/M)   CLASS SIZES
                              ---------   ------------   -----------
                               Class A       AAA/Aaa        75.40%
                              Class M-1     AA+/[Aa1]        4.55%
                              Class M-2      AA/[Aa2]        5.80%
                              Class M-3     AA-/[Aa3]        1.70%
                              Class M-4      A+/[A1]         1.80%
                              Class M-5       A/[A2]         1.45%
                              Class M-6      A-/[A3]         1.35%
                              Class B-1    BBB+/[Baa1]       1.35%
                              Class B-2     BBB/[Baa2]       1.05%
                              Class B-3    BBB-/[Baa3]       1.30%

(1) The subordination includes the initial over-collateralization level of approximately 4.25%.

INTEREST ACCRUAL              Interest on the Offered Certificates will
                              initially accrue from the Closing Date to (but
                              excluding) the first Distribution Date, and
                              thereafter, from the prior Distribution Date to
                              (but excluding) the current Distribution Date, on
                              an actual/360 basis

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

COUPON STEP UP                If the 10% optional termination does not occur on
                              the first distribution date following the
                              Distribution Date on which it is possible, (i) the
                              margin on each class of the Class A Certificates
                              will increase to 2x its respective margin, and
                              (ii) the margin on each class of the Class M and
                              Class B Certificates will increase to 1.5x its
                              respective margin,

SWAP CONTRACT                 The supplemental interest trust, for the benefit
(PRELIMINARY AND SUBJECT TO   of the Issuing Entity, will include a swap
REVISION)                     derivative contract for the benefit of the
                              Certificates (the "Swap Contract") to (i) protect
                              against interest rate risk from upward movement in
                              one-month LIBOR, (ii) diminish basis risk
                              associated with the hybrid adjustable-rate
                              mortgage loans and (iii) provide additional credit
                              enhancement in respect of the Certificates. On
                              each Distribution Date, the supplemental interest
                              trust will be required to make payments to the
                              Swap Counterparty based on the applicable fixed
                              rate and on the applicable notional balance for
                              the Distribution Date specified in the schedule
                              hereto and the supplemental interest trust will be
                              entitled to receive payments from the Swap
                              Counterparty based on one-month LIBOR and the
                              applicable notional balance for the Distribution
                              Date specified in the schedule hereto. The
                              payments from the supplemental interest trust to
                              the Swap Counterparty and from the Swap
                              Counterparty to the supplemental interest trust on
                              each Distribution Date will be netted so that only
                              the net payment (the "Net Swap Payment") will be
                              paid by the party owing the higher of the two
                              payments on such Distribution Date. Any Net Swap
                              Payment received from the Swap Counterparty will
                              be available to pay interest on the relevant
                              Distribution Date.

AVAILABLE FUNDS CAPS          Class A-1 Certificates: The per annum rate equal
                              to the product of (i) 12, (ii) the quotient of (x)
                              the total scheduled interest on the Group I
                              Mortgage Loans based on the Net Mortgage Rates in
                              effect on the related due date, less the pro rata
                              portion (calculated based on the ratio of the
                              Group I Mortgage Loans to the total pool of
                              Mortgage Loans) allocable to the Group I Mortgage
                              Loans of any Net Swap Payments or Swap Termination
                              Payments (other than Defaulted Swap Termination
                              Payments) owed to the Swap Counterparty for such
                              distribution date, and (y) the aggregate stated
                              principal balance of the Group I Mortgage Loans as
                              of the first day of the related accrual period and
                              (iii) a fraction, the numerator of which is 30,
                              and the denominator of which is the actual number
                              of days in the related accrual period.

                              Class A-2 Certificates: The per annum rate equal to the product of (i) 12, (ii) the quotient of (x) the total scheduled interest on the Group II
                              Mortgage Loans based on the Net Mortgage Rates in effect on the related due date, less the pro rata portion (calculated based on the ratio of the Group II Mortgage Loans to the total pool of Mortgage Loans) allocable to the Group II Mortgage
                              Loans of any Net Swap Payments or Swap Termination
                              Payments (other than Defaulted Swap Termination
                              Payments) owed to the Swap Counterparty for such distribution date, and (y) the aggregate stated principal balance of the Group II Mortgage Loans as of the first day of the related accrual period and (iii) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days in the related accrual period.

                              Subordinate Certificates: The per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each Loan Group the current principal balance of the related Class A
                              Certificates) of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap.

                              "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate on such mortgage loan less the administrative fees and mortgage insurance fees.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

CAP CONTRACTS                 The Certificates will each have the benefit of one
                              of the three cap contracts as specified below:

                                                                       BEGINNING    1ML STRIKE,
                                                         NUMBER OF   DISTRIBUTION      UPPER
                                        CLASS              MONTHS        DATE          COLLAR
                              ------------------------   ---------   ------------   -----------
                              Class A-1 Certificates         6       January 2007      10.86%
                              Class A-2 Certificates         6       January 2007       9.90%
                              Subordinate Certificates       6       January 2007       8.96%

                              Payments received on the related cap contract will be available to pay amounts to the holders of the related Certificates, in respect of shortfalls arising as a result of the applicable Available
                              Funds Cap, as described herein (except to the extent attributable to the fact that Realized
                              Losses are not allocated to the Class A
                              Certificates after the Subordinate Certificates have been written down to zero).

MAXIMUM RATE CAPS             The pass-through rates of each of the Offered
                              Certificates will also be subject to a related
                              "Maximum Rate Cap", which will be calculated in
                              the same manner as the related Available Funds
                              Cap, but based on the net maximum mortgage rate
                              rather than the net mortgage rate. Any interest
                              shortfall due to the Maximum Rate Caps will not be
                              reimbursed.

SHORTFALL REIMBURSEMENT       With respect to any Class of Certificates on any
                              Distribution Date, an amount equal to the sum of
                              (A) the excess, if any, of (1) the amount of
                              interest that such Class would have accrued on
                              such Distribution Date had the pass-through rate
                              for that Class been equal to the lesser of (a)
                              LIBOR plus the related margin and (b) the greater
                              of (x) the related Maximum Rate Cap for such
                              Distribution Date and (y) a per annum rate equal
                              to the sum of (i) the related Available Funds Cap
                              and (ii) the product of (AA) a fraction, stated as
                              a percentage, the numerator of which is 360 and
                              the denominator of which is the actual number of
                              days in the related Accrual Period and (BB) the
                              sum of (x) a fraction, stated as a percentage, the
                              numerator of which is an amount equal to the
                              proceeds, if any, payable under the related Cap
                              Contract with respect to such Distribution Date
                              and the denominator of which is the aggregate
                              certificate principal balance of the related Class
                              or Classes of Certificates immediately prior to
                              such Distribution Date and (y) a fraction, as
                              stated as a percentage, the numerator of which is
                              an amount equal to any Net Swap Payments owed by
                              the Swap Counterparty for such Distribution Date
                              and the denominator of which is the aggregate
                              Stated Principal Balance of the Mortgage Loans as
                              of the immediately preceding Distribution Date,
                              over (2) the amount of interest that each such
                              Class accrued on such Distribution Date based on a
                              pass-through rate equal to the related Available
                              Funds Cap and (B) the unpaid portion of any such
                              excess from the prior Distribution Date (and
                              interest accrued thereon at the current applicable
                              pass-through rate for such Class, without giving
                              effect to the related Available Funds Cap) (herein
                              referred to as a "Carryover"). Such reimbursement
                              will be paid only on a subordinated basis, as
                              described below in the "Cashflow Priority"
                              section. No such Carryover with respect to a Class
                              will be paid to such Class once the certificate
                              principal balance thereof has been reduced to
                              zero.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

CASHFLOW PRIORITY             1.   Repayment of any unreimbursed Servicer advances.

                              2.   Servicing Fees and Trustee Fees, as
                                   applicable.

                              3. Available interest funds, as follows: to pay to the Swap Counterparty any Net Swap Payment or any swap termination payment owed to the Swap Counterparty pursuant to the Swap
                                   Contract in the event that the supplemental interest trust is the defaulting party or an affected party under the Swap Contract.

                              4. Available interest funds not used as provided in paragraph 3 above, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, on a pro rata basis to each class of the Class A
                                   Certificates; then monthly interest,
                                   including any unpaid monthly interest from prior months, sequentially to the Class M-1
                                   Certificates, then to the Class M-2
                                   Certificates, then to the Class M-3
                                   Certificates, then to the Class M-4
                                   Certificates, then to the Class M-5
                                   Certificates, and then to the Class M-6
                                   Certificates, then to the Class B-1
                                   Certificates, then to the Class B-2
                                   Certificates and then to the Class B-3
                                   Certificates.

                              5. Available principal funds, as follows: to the extent not paid pursuant to paragraph 3 above, any Net Swap Payment or swap termination payment owed to the Swap
                                   Counterparty pursuant to the Swap Contract in the event that the supplemental interest trust is the defaulting party or an affected party under the Swap Contract, then monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", sequentially monthly principal to the Class
                                   M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class M-4
                                   Certificates, then monthly principal to the Class M-5 Certificates, then monthly principal to the Class M-6 Certificates, then monthly principal to the Class B-1
                                   Certificates, then monthly principal to the Class B-2 Certificates and then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL
                                   PAYDOWN."

                              6. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                              7. Excess interest to pay subordinate principal shortfalls.

                              8. Excess interest to pay Carryover resulting from imposition of the related Available
                                   Funds Cap.

                              9.   Excess interest to pay to the Swap
                                   Counterparty any remaining amounts owing to the Swap Counterparty pursuant to the Swap
                                   Contract.

                              10.  Any remaining amount will be paid in
                                   accordance with the Pooling and Servicing
                                   Agreement and will not be available for
                                   payment to holders of the Offered
                                   Certificates.

                              Payments received on the related Cap Contracts will only be available to the related classes of Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero. Any excess of amounts received on the related Cap Contracts over amounts needed to pay such Carryovers on the related classes of Certificates will be distributed in respect of other classes of certificates not described herein.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

     All scheduled and unscheduled principal received from the Mortgage Loans plus excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates, as follows:

     1) The Group I Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

     2) The Group II Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

     Group I Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group I Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Group II Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group II Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Principal distributions allocated to the Class A-2 Certificates will be distributed sequentially to the Class A-2A, Class A-2B and Class A-2C Certificates; provided however, that on and after the Distribution Date on which the aggregate certificate principal balance of Subordinate Certificates and the Class C Certificates have been reduced to zero, any principal distributions will be distributed pro rata to the Class A-2A, Class A-2B and Class A-2C Certificates.

     After the certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class A-1 or Class A-2 Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate certificate principal balance of each of the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates in each case, until reduced to zero.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

     All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-6 Certificates, eighth to the Class B-1 Certificates, ninth to the Class B-2 Certificates and tenth to the Class B-3 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A     49.20%*
CLASS M-1   40.10%*
CLASS M-2   28.50%*
CLASS M-3   25.10%*
CLASS M-4   21.50%*
CLASS M-5   18.60%*
CLASS M-6   15.90%*
CLASS B-1   13.20%*
CLASS B-2   11.10%*
CLASS B-3    8.50%*

*    includes 2x the overcollateralization of 4.25%

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

1)   The Distribution Date is on or after the earlier of:

          i) the first Distribution Date on which the aggregate certificate principal balance of the Class A-1 and Class A-2 Certificates have been reduced to zero; and

          ii)  the later of the:

                    a.   January 2010 Distribution Date; and

                    b. the applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

2)   A Step Down Loss Trigger Event does not exist.

SUBORDINATE CLASS PRINCIPAL   The first Distribution Date on which the senior
DISTRIBUTION DATE             enhancement percentage (i.e., the sum of the
                              outstanding principal balance of the Subordinate
                              Certificates and the O/C amount divided by the
                              aggregate stated principal balance of the Mortgage
                              Loans, as of the end of the related due period) is
                              greater than or equal to the Senior Specified
                              Enhancement Percentage (including O/C), which is
                              equal to two times the initial Class A
                              subordination percentage.

                              SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:

                              49.20%

                              or

                              (20.35%+4.25%)*2

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

STEPDOWN LOSS TRIGGER EVENT   The situation that exists with respect to any
(PRELIMINARY AND SUBJECT TO   Distribution Date on or after the Stepdown Date,
REVISION)                     if (a) the quotient of (1) the aggregate Stated
                              Principal Balance of all Mortgage Loans 60 or more
                              days delinquent, measured on a rolling three month
                              basis (including Mortgage Loans in foreclosure and
                              REO Properties) and (2) the Stated Principal
                              Balance of all the Mortgage Loans as of the
                              preceding Servicer Remittance Date, equals or
                              exceeds the product of (i) [32.52]% and (ii) the
                              senior specified enhancement percentage or (b) the
                              quotient (expressed as a percentage) of (1) the
                              aggregate Realized Losses incurred from the
                              Cut-off Date through the last day of the calendar
                              month preceding such Distribution Date and (2) the
                              aggregate principal balance of the Mortgage Loans
                              as of the Cut-off Date exceeds the Required Loss
                              Percentage shown below.

                              DISTRIBUTION DATE OCCURRING                         REQUIRED LOSS PERCENTAGE
                              ----------------------------   ------------------------------------------------------------------
                              January 2009 - December 2009   [1.55]% with respect to January 2009, plus an additional 1/12th
                                                             [1.90]% for each month thereafter
                              January 2010 - December 2010   [3.45]% with respect to January 2010, plus an additional 1/12th of
                                                             [1.95]% for each month thereafter
                              January 2011 - December 2011   [5.40]% with respect to January 2011, plus an additional 1/12th of
                                                             [1.55]% for each month thereafter
                              January 2012 - December 2012   [6.95]% with respect to January 2012, plus an additional 1/12th of
                                                             [0.80]% for each month thereafter
                              January 2013 and thereafter    [7.55]%

                                    (PRELIMINARY AND SUBJECT TO REVISION)

ALLOCATION OF REALIZED        Allocation of Realized Losses: The principal
LOSSES                        portion of realized losses on the Mortgage Loans
                              will be allocated as follows: first, to the excess
                              interest, second, to the O/C Amount, until the O/C
                              Amount is reduced to zero; and, third, to the
                              Class B Certificates in reverse order of their
                              numerical class designation until the respective
                              certificate principal balance of each such class
                              has been reduced to zero; and fourth, to the Class
                              M Certificates in reverse order of their numerical
                              class designation until the respective certificate
                              principal balance of each such class has been
                              reduced to zero. Realized losses are NOT allocated
                              to the Class A Certificates after the certificate
                              principal balance of each class of the Subordinate
                              Certificates has been reduced to zero.

PROSPECTUS                    The Offered Certificates will be offered pursuant
                              to a Prospectus which includes a Prospectus
                              Supplement (together, the "Prospectus"). Sales of
                              the Offered Certificates may not be consummated
                              unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES          The following tables in the Appendix describe the
                              mortgage loans and the related mortgaged
                              properties as of the close of business on the
                              Cut-off Date. The sum of the columns below may not
                              equal the total indicated due to rounding.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

                             ASSUMED MORTGAGE POOLS
                        GROUP I FIXED RATE MORTGAGE LOANS

                                                           ORIGINAL        REMAINING                                   ORIGINAL
                                                         AMORTIZATION    AMORTIZATION      ORIGINAL      REMAINING     MONTHS TO
                            NET    ORIGINAL  REMAINING       TERM            TERM       INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)       TERM           TERM        PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)        (MONTHS)       (MONTHS)    EXPIRATION
-------------  --------  --------  --------  ---------  --------------  --------------  -------------  -------------  ----------
   981,671.18    8.350     7.260      360       357           480             477              0              0           36
   110,533.48    7.500     6.410      120       116           120             116              0              0           36
   161,259.79    9.500     8.410      360       357           360             357              0              0           24
 3,227,343.05    9.432     8.342      360       356           360             356              0              0           36
   320,000.00    9.900     8.810      360       358           300             300             60             58           30
   233,807.98    9.864     8.774      360       358           480             478              0              0           36
   122,752.86    8.990     7.900      360       358           360             358              0              0           24
 1,403,082.32    9.518     8.428      360       357           360             357              0              0           36
   127,804.13    8.999     7.909      360       353           480             473              0              0           36
    52,608.18    8.589     7.499      360       354           360             354              0              0           36
   275,520.38   10.337     9.247      360       356           360             356              0              0           36
    89,756.38   10.750     9.660      360       353           360             353              0              0           36
   419,152.15    6.331     5.241      360       354           480             474              0              0           12
   850,400.52    8.570     7.480      360       357           480             477              0              0           36
    59,271.08    9.875     8.785      180       174           180             174              0              0           12
   631,707.49    8.904     7.814      360       355           360             355              0              0           12
 3,298,239.48    7.347     6.257      360       356           360             356              0              0           36
    58,345.83   10.300     9.210      360       354           360             354              0              0           36
    52,446.14    8.990     7.900      240       232           240             232              0              0           36
   511,591.11    9.802     8.712      360       356           360             356              0              0           36
   149,953.06   10.050     8.960      360       358           480             478              0              0           24
 5,657,257.77    7.695     6.605      360       357           480             477              0              0           36
 1,410,059.02    7.643     6.553      180       176           180             176              0              0           36
   157,112.04    7.250     6.160      240       237           240             237              0              0           36
22,621,960.72    7.783     6.693      360       357           360             357              0              0           36
   144,840.67    8.990     7.900      360       358           360             358              0              0            6
   993,000.00    7.611     6.521      360       357           240             240            120            117           36
 1,665,487.76    8.120     7.030      360       358           300             300             60             58           36
 1,480,579.78    8.878     7.788      360       356           480             476              0              0            0
   218,319.33    6.808     5.718      180       176           180             176              0              0            0
    50,077.79   10.381     9.291      240       235           240             235              0              0            0
11,342,869.28    8.595     7.505      360       356           360             356              0              0            0
   109,560.00    7.750     6.660      360       356           240             240            120            116            0
   300,000.00    8.800     7.710      360       358           300             300             60             58            0
    50,558.05   11.903    10.813      180       177           360             357              0              0           24
    31,971.00   11.800    10.710      180       177           360             357              0              0           24
    34,237.99   11.500    10.410      180       178           360             358              0              0           24
   104,508.06   11.452    10.362      180       174           360             354              0              0           24
   110,221.97   11.309    10.219      180       176           360             356              0              0           36
    43,310.32   11.900    10.810      240       234           240             234              0              0           12
    31,067.27   11.900    10.810      180       176           360             356              0              0           24
    35,907.11   12.050    10.960      180       176           360             356              0              0           36
   121,690.56   12.225    11.135      180       177           360             357              0              0           12
 1,474,868.61   12.171    11.081      180       176           360             356              0              0           24
   449,550.53   11.381    10.291      180       176           360             356              0              0           36
   882,807.55   12.428    11.338      180       177           480             477              0              0           24
    35,240.85   13.625    12.535      180       175           480             475              0              0           24

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

                   GROUP I FIXED RATE MORTGAGE LOANS (CONT'D)

                                                           ORIGINAL        REMAINING                                   ORIGINAL
                                                         AMORTIZATION    AMORTIZATION      ORIGINAL      REMAINING     MONTHS TO
                            NET    ORIGINAL  REMAINING       TERM            TERM       INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)       TERM           TERM        PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)        (MONTHS)       (MONTHS)    EXPIRATION
-------------  --------  --------  --------  ---------  --------------  --------------  -------------  -------------  ----------
    30,802.21   11.625    10.535      180       174           180             174             0              0            24
    41,971.51   11.250    10.160      360       358           360             358             0              0            24
 4,419,433.56   11.539    10.449      180       176           360             356             0              0             0
   165,966.98   13.583    12.493      180       176           480             476             0              0             0
   135,980.51   11.843    10.753      180       173           180             173             0              0             0
   141,061.58   10.168     9.078      240       228           240             228             0              0             0
   212,131.16   11.569    10.479      360       357           360             357             0              0             0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

                       GROUP II FIXED RATE MORTGAGE LOANS

                                                           ORIGINAL        REMAINING                                   ORIGINAL
                                                         AMORTIZATION    AMORTIZATION                                  MONTHS TO
                            NET    ORIGINAL  REMAINING       TERM            TERM        ORIGINAL IO    REMAINING IO  PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)       TERM           TERM        PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)        (MONTHS)       (MONTHS)    EXPIRATION
-------------  --------  --------  --------  ---------  --------------  --------------  -------------  -------------  ----------
 1,100,745.21    8.647     7.557      360       356           480             476              0              0           36
   375,135.13    9.662     8.572      360       355           480             475              0              0           60
   111,223.31    7.815     6.725      180       176           180             176              0              0           36
    98,808.17   10.950     9.860      300       297           300             297              0              0           36
   557,964.35    7.504     6.414      360       356           360             356              0              0           24
 3,585,090.26    9.345     8.255      360       356           360             356              0              0           36
 1,282,755.42    9.313     8.223      360       354           360             354              0              0           60
   184,594.34    6.750     5.660      360       355           300             300             60             55           60
    51,083.01    9.850     8.760      360       358           480             478              0              0           36
   862,147.43    8.102     7.012      360       356           480             476              0              0           36
    72,411.57   10.296     9.206      180       177           180             177              0              0           36
   916,997.63    9.574     8.484      360       357           360             357              0              0           24
 2,934,225.24    9.138     8.048      360       356           360             356              0              0           36
   126,428.52    9.750     8.660      360       355           360             355              0              0           48
   789,548.13    9.575     8.485      360       354           360             354              0              0           60
   150,000.00    8.250     7.160      360       358           300             300             60             58           36
   154,875.02    9.990     8.900      360       355           480             475              0              0           60
   125,150.62   10.650     9.560      360       356           360             356              0              0           36
    82,805.85    9.815     8.725      360       355           360             355              0              0           60
   535,832.22    9.958     8.868      360       356           360             356              0              0           36
    64,397.22   10.550     9.460      360       356           360             356              0              0           36
   109,121.42    6.750     5.660      240       236           240             236              0              0           36
   236,685.53    9.378     8.288      360       357           360             357              0              0           24
    99,581.27    6.950     5.860      360       355           360             355              0              0           36
   374,738.39    8.831     7.741      360       355           360             355              0              0           60
    61,447.03    9.350     8.260      360       356           360             356              0              0           24
   192,849.02    8.660     7.570      180       176           180             176              0              0           36
 2,544,289.73    8.975     7.885      360       356           360             356              0              0           36
    75,999.40   10.625     9.535      360       355           480             475              0              0           36
   847,109.58    9.003     7.913      360       356           360             356              0              0           36
   378,046.39    9.170     8.080      360       353           360             353              0              0           60
   156,851.61    8.750     7.660      180       173           360             353              0              0           60
   411,585.22    9.250     8.160      360       355           480             475              0              0           12
 6,577,774.12    8.213     7.123      360       356           480             476              0              0           36
   500,126.14    7.899     6.809      360       355           480             475              0              0           60
   847,319.82    7.600     6.510      180       178           180             178              0              0           36
   464,484.27    7.972     6.882      240       236           240             236              0              0           36
   517,566.59    9.017     7.927      240       235           240             235              0              0           60
   149,902.58   11.450    10.360      360       358           360             358              0              0           12
   483,402.30    9.246     8.156      360       356           360             356              0              0           24
13,882,746.11    8.366     7.276      360       357           360             357              0              0           36
    91,779.05    9.750     8.660      360       356           360             356              0              0           48
 6,252,323.44    8.809     7.719      360       355           360             355              0              0           60
   952,000.00    7.814     6.724      360       356           240             240            120            116           36
 4,130,270.00    7.955     6.865      360       358           300             300             60             58           36
   790,000.00    7.210     6.120      360       354           300             300             60             54           60
 2,692,356.24    8.520     7.430      360       356           480             476              0              0            0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

                   GROUP II FIXED RATE MORTGAGE LOANS (CONT'D)

                                                          ORIGINAL      REMAINING                         ORIGINAL
                                                        AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING   MONTHS TO
                            NET    ORIGINAL  REMAINING   TERM (LESS    TERM (LESS      IO         IO     PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM      IO TERM)      IO TERM)      TERM       TERM      PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)  EXPIRATION
-------------  --------  --------  --------  ---------  ------------  ------------  --------  ---------  ----------
   903,715.17    8.990     7.900      180       176          180           176          0          0          0
   687,528.68    9.119     8.029      240       236          240           236          0          0          0
11,790,081.51    9.278     8.188      360       356          360           356          0          0          0
   919,000.00    7.971     6.881      360       358          300           300         60         58          0
    36,476.55   11.500    10.410      180       178          360           358          0          0         24
    23,959.93   12.240    11.150      360       354          360           354          0          0         24
   309,316.28   11.289    10.199      180       177          360           357          0          0         24
    90,803.99   11.491    10.401      180       176          360           356          0          0         36
   106,825.94   10.802     9.712      180       175          180           175          0          0         36
   392,068.69   12.282    11.192      360       357          360           357          0          0         24
   485,940.43   10.699     9.609      360       356          360           356          0          0         36
    25,055.89   11.150    10.060      180       175          360           355          0          0         36
    29,875.20   12.000    10.910      180       176          180           176          0          0         36
    75,870.85   10.250     9.160      360       356          360           356          0          0         24
    43,450.15   10.725     9.635      180       177          360           357          0          0         24
    92,194.33   12.320    11.230      180       176          360           356          0          0         36
    54,440.76   11.020     9.930      180       175          180           175          0          0         36
   223,801.62   12.526    11.436      360       356          360           356          0          0         36
    18,523.92   12.400    11.310      180       176          360           356          0          0         24
   182,211.26   10.818     9.728      180       176          360           356          0          0         36
    29,841.35   11.944    10.854      180       176          180           176          0          0         12
    68,555.26   11.350    10.260      180       177          180           177          0          0         36
   419,381.46   11.034     9.944      360       356          360           356          0          0         12
   192,086.66   12.127    11.037      360       357          360           357          0          0         36
   108,049.52   11.741    10.651      180       176          360           356          0          0         24
    36,360.65   10.300     9.210      180       175          180           175          0          0         24
   102,405.43   11.362    10.272      360       356          360           356          0          0         24
    31,451.18   11.850    10.760      180       176          360           356          0          0         36
   122,149.22   10.534     9.444      180       176          180           176          0          0         36
   521,090.01   12.126    11.036      360       355          360           355          0          0         36
    64,922.78   11.900    10.810      180       176          360           356          0          0         36
    14,780.99   11.750    10.660      180       178          360           358          0          0         24
   667,088.23   11.538    10.448      180       176          360           356          0          0         12
13,945,896.10   11.395    10.305      180       177          360           357          0          0         24
 2,384,711.74   11.100    10.010      180       176          360           356          0          0         36
   243,479.44   12.621    11.531      180       176          480           476          0          0         12
 3,072,383.91   11.992    10.902      180       177          480           477          0          0         24
   168,940.50   10.999     9.909      180       177          480           477          0          0         36
    41,405.87   11.850    10.760      180       176          180           176          0          0         12
   117,349.41   12.008    10.918      180       176          180           176          0          0         24
    41,554.23   11.208    10.118      180       176          180           176          0          0         36
   131,288.02   11.611    10.521      240       235          240           235          0          0         24
   867,786.83   11.343    10.253      360       355          360           355          0          0         24
   804,312.04   11.206    10.116      360       355          360           355          0          0         36
20,025,048.69   11.624    10.534      180       177          360           357          0          0          0
   338,075.96   12.666    11.576      180       177          480           477          0          0          0
 1,121,086.83   11.173    10.083      180       176          180           176          0          0          0

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

                   GROUP II FIXED RATE MORTGAGE LOANS (CONT'D)

                                                          ORIGINAL      REMAINING                         ORIGINAL
                                                        AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING   MONTHS TO
                            NET    ORIGINAL  REMAINING   TERM (LESS    TERM (LESS      IO         IO     PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM      IO TERM)      IO TERM)      TERM       TERM      PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)  EXPIRATION
-------------  --------  --------  --------  ---------  ------------  ------------  --------  ---------  ----------
   107,579.82   12.400    11.310      240       236          240           236          0          0          0
 2,138,654.74   11.629    10.539      360       356          360           356          0          0          0

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

                     GROUP I ADJUSTABLE RATE MORTGAGE LOANS


                                                          ORIGINAL      REMAINING   ORIGINAL  REMAINING
                                                        AMORTIZATION  AMORTIZATION  INTEREST   INTEREST
                            NET    ORIGINAL  REMAINING   TERM (LESS    TERM (LESS     ONLY       ONLY
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM      IO TERM)      IO TERM)      TERM       TERM      GROSS
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)  MARGIN(%)
-------------  --------  --------  --------  ---------  ------------  ------------  --------  ---------  ---------
 8,272,880.61    9.493     8.403      360       356          360           356          0          0       6.280
12,895,999.09    9.483     8.393      360       356          360           356          0          0       6.304
 2,847,637.92    9.462     8.372      360       356          480           476          0          0       5.905
 3,575,825.21    8.787     7.697      360       356          480           476          0          0       5.954
    81,971.47    9.700     8.610      480       478          480           478          0          0       5.750
   204,048.72    9.944     8.854      360       354          360           354          0          0       6.944
   162,930.97   10.400     9.310      360       357          480           477          0          0       6.990
   550,327.38    9.540     8.450      360       355          480           475          0          0       6.580
   225,928.23   10.000     8.910      480       478          480           478          0          0       6.250
   813,964.30    8.637     7.547      360       357          300           300         60         57       5.778
 1,039,115.63    9.083     7.993      360       356          300           300         60         56       5.654
   194,650.00    8.750     7.660      360       358          300           300         60         58       6.050
 4,634,354.86    9.607     8.517      360       356          360           356          0          0       6.089
 1,951,840.24    9.258     8.168      360       355          360           355          0          0       6.273
   859,827.28    9.810     8.720      360       357          480           477          0          0       6.624
   878,560.28    9.351     8.261      360       356          480           476          0          0       6.364
   118,659.94    9.800     8.710      480       478          480           478          0          0       5.750
   124,405.24    9.590     8.500      480       478          480           478          0          0       5.500
   249,095.61   10.765     9.675      360       356          360           356          0          0       6.990
   854,900.82   10.096     9.006      360       355          360           355          0          0       6.861
   628,199.05    8.194     7.104      360       354          480           474          0          0       5.194
   600,324.71   10.100     9.010      360       356          480           476          0          0       6.990
   493,332.84    9.516     8.426      360       355          480           475          0          0       6.815
   592,811.87    9.132     8.042      360       357          300           300         60         57       6.408
   216,000.00    8.700     7.610      360       355          300           300         60         55       6.000
   350,000.00    7.750     6.660      360       355          300           300         60         55       4.250
   962,076.56    7.514     6.424      360       357          300           300         60         57       5.514
   561,999.55    8.865     7.775      360       356          300           300         60         56       6.104
   783,142.92    9.619     8.529      360       355          480           475          0          0       6.619
   535,952.73    9.570     8.480      360       354          360           354          0          0       6.570
   491,246.09    9.541     8.451      360       355          480           475          0          0       6.541

                                                                NUMBER OF
                                                                 MONTHS               ORIGINAL
               INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
                 RATE                                 CHANGE      RATE               PREPAYMENT
   CURRENT      CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
 BALANCE ($)    CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
-------------  -------  --------  -------  -------  ---------  ----------  --------  ----------
 8,272,880.61   2.935     1.000    16.288    9.367      6          20      6M LIBOR      24
12,895,999.09   2.955     1.015    16.483    9.404      6          20      6M LIBOR      36
 2,847,637.92   3.000     1.000    16.428    9.462      6          20      6M LIBOR      24
 3,575,825.21   3.000     1.000    15.787    8.703      6          20      6M LIBOR      36
    81,971.47   3.000     1.000    15.700    9.700      6          22      6M LIBOR      24
   204,048.72   1.500     1.500    16.944    9.944      6          30      6M LIBOR      36
   162,930.97   2.000     1.000    16.400   10.400      6          33      6M LIBOR      30
   550,327.38   1.926     1.301    16.370    9.540      6          31      6M LIBOR      36
   225,928.23   3.000     1.000    16.000   10.000      6          34      6M LIBOR      36
   813,964.30   2.339     1.132    15.157    8.637      6          21      6M LIBOR      24
 1,039,115.63   3.000     1.000    16.083    9.083      6          20      6M LIBOR      36
   194,650.00   3.000     1.000    14.750    8.750      6          22      6M LIBOR      24
 4,634,354.86   2.880     1.000    16.155    9.339      6          20      6M LIBOR      24
 1,951,840.24   2.834     1.055    16.205    8.174      6          19      6M LIBOR      36
   859,827.28   2.679     1.000    16.151    9.810      6          21      6M LIBOR      24
   878,560.28   2.784     1.072    16.351    9.351      6          20      6M LIBOR      36
   118,659.94   3.000     1.000    15.800    9.800      6          22      6M LIBOR      12
   124,405.24   3.000     1.000    15.590    9.590      6          22      6M LIBOR      24
   249,095.61   2.000     1.000    16.765   10.765      6          32      6M LIBOR      24
   854,900.82   1.711     1.382    16.951    9.763      6          31      6M LIBOR      36
   628,199.05   1.500     1.500    15.194    8.194      6          30      6M LIBOR      12
   600,324.71   2.000     1.000    16.100   10.100      6          32      6M LIBOR      24
   493,332.84   1.668     1.332    16.181    9.516      6          31      6M LIBOR      36
   592,811.87   2.786     1.000    15.319    9.132      6          21      6M LIBOR      24
   216,000.00   3.000     1.000    15.700    8.700      6          19      6M LIBOR      36
   350,000.00   1.500     1.500    14.750    7.750      6          31      6M LIBOR      12
   962,076.56   2.000     1.000    13.514    7.514      6          33      6M LIBOR      24
   561,999.55   1.703     1.297    15.459    8.865      6          32      6M LIBOR      36
   783,142.92   1.500     1.500    16.619    9.619      6          19      6M LIBOR      36
   535,952.73   1.500     1.500    16.570    9.570      6          30      6M LIBOR      36
   491,246.09   1.500     1.500    16.541    9.541      6          31      6M LIBOR      36

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

                 GROUP I ADJUSTABLE RATE MORTGAGE LOANS (CONT'D)


                                                          ORIGINAL      REMAINING   ORIGINAL  REMAINING
                                                        AMORTIZATION  AMORTIZATION  INTEREST   INTEREST
                            NET    ORIGINAL  REMAINING   TERM (LESS    TERM (LESS     ONLY       ONLY
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM      IO TERM)      IO TERM)      TERM       TERM      GROSS
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)  MARGIN(%)
-------------  --------  --------  --------  ---------  ------------  ------------  --------  ---------  ---------
    89,630.78    7.990     6.900      360       354          360           354          0          0       5.490
   177,151.14    8.990     7.900      360       355          360           355          0          0       5.990
   800,734.38    8.576     7.486      360       355          480           475          0          0       5.576
   158,542.61    9.050     7.960      360       355          360           355          0          0       6.050
   116,905.90    9.999     8.909      360       355          480           475          0          0       6.999
   109,616.05   11.499    10.409      360       355          360           355          0          0       6.000
   601,556.33    9.475     8.385      360       358          360           358          0          0       6.069
   122,234.20   11.300    10.210      360       356          360           356          0          0       6.900
   228,307.15   10.080     8.990      360       357          360           357          0          0       6.016
   137,700.00    8.500     7.410      360       357          300           300         60         57       6.050
 1,545,033.35    8.890     7.800      360       355          360           355          0          0       6.164
   211,417.04   10.650     9.560      360       357          480           477          0          0       6.990
   672,620.77    9.533     8.443      360       356          480           476          0          0       6.436
   777,806.68    9.127     8.037      360       355          360           355          0          0       6.266
    61,578.01    8.750     7.660      360       355          480           475          0          0       5.750
   179,873.83   10.800     9.710      360       357          480           477          0          0       6.990
 1,201,729.23    9.379     8.289      360       356          480           476          0          0       6.687
   476,409.68    8.550     7.460      360       355          480           475          0          0       5.550
    69,900.00   12.150    11.060      360       356          300           300         60         56       6.990
   290,399.56    8.636     7.546      360       357          300           300         60         57       6.365
   515,221.61    8.867     7.777      360       357          360           357          0          0       5.864
    89,956.95   10.000     8.910      360       357          480           477          0          0       6.750
    89,300.00    8.950     7.860      360       357          300           300         60         57       6.300
   488,232.07    9.536     8.446      360       355          360           355          0          0       6.534
   251,072.21    9.451     8.361      360       355          360           355          0          0       6.451
   111,509.96    9.990     8.900      360       355          480           475          0          0       6.990
   188,400.71    8.467     7.377      360       357          360           357          0          0       6.750
   134,360.23    9.875     8.785      360       356          480           476          0          0       6.750
    99,952.82    7.375     6.285      360       357          600           597          0          0       6.750
   172,934.14    9.400     8.310      480       478          480           478          0          0       5.750
    71,965.55   10.000     8.910      360       357          480           477          0          0       6.750

                                                                NUMBER OF
                                                                 MONTHS               ORIGINAL
               INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
                 RATE                                 CHANGE      RATE               PREPAYMENT
   CURRENT      CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
 BALANCE ($)    CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
-------------  -------  --------  -------  -------  ---------  ----------  --------  ----------
    89,630.78   3.000     1.000    13.990    7.990      6          18      6M LIBOR      24
   177,151.14   1.500     1.500    15.990    8.990      6          31      6M LIBOR      36
   800,734.38   1.500     1.500    15.576    8.576      6          31      6M LIBOR      36
   158,542.61   1.500     1.500    16.050    9.050      6          19      6M LIBOR      36
   116,905.90   1.500     1.500    16.999    9.999      6          19      6M LIBOR      36
   109,616.05   1.500     1.500    18.499   11.499      6          31      6M LIBOR      36
   601,556.33   2.932     1.000    15.631    9.475      6          22      6M LIBOR      24
   122,234.20   3.000     1.000    18.300   11.300      6          20      6M LIBOR      36
   228,307.15   3.000     1.000    17.080   10.080      6          21      6M LIBOR      24
   137,700.00   3.000     1.000    15.500    8.500      6          21      6M LIBOR      24
 1,545,033.35   2.539     1.029    14.982    8.890      6          19      6M LIBOR      24
   211,417.04   2.000     1.000    16.650   10.650      6          21      6M LIBOR      12
   672,620.77   2.207     1.000    15.533    9.533      6          20      6M LIBOR      24
   777,806.68   2.002     1.243    15.612    9.127      6          31      6M LIBOR      36
    61,578.01   1.500     1.500    15.750    8.750      6          31      6M LIBOR      12
   179,873.83   2.000     1.000    16.800   10.800      6          33      6M LIBOR      24
 1,201,729.23   2.255     1.000    15.379    9.379      6          32      6M LIBOR      36
   476,409.68   1.500     1.500    15.550    8.550      6          55      6M LIBOR      12
    69,900.00   2.000     1.000    18.150   12.150      6          20      6M LIBOR      24
   290,399.56   2.000     1.000    14.636    8.636      6          33      6M LIBOR      36
   515,221.61   3.000     1.000    15.867    8.867      6          21      6M LIBOR      24
    89,956.95   3.000     1.000    16.000   10.000      6          21      6M LIBOR      24
    89,300.00   3.000     1.000    15.950    8.950      6          21      6M LIBOR      24
   488,232.07   3.000     1.000    16.536    8.378      6          19      6M LIBOR      36
   251,072.21   1.500     1.500    16.451    9.451      6          31      6M LIBOR      36
   111,509.96   1.500     1.500    16.990    9.990      6          31      6M LIBOR      36
   188,400.71   3.000     1.000    14.467    8.467      6          21      6M LIBOR      24
   134,360.23   3.000     1.000    15.875    9.875      6          20      6M LIBOR      12
    99,952.82   3.000     1.000    13.375    7.375      6          21      6M LIBOR      24
   172,934.14   3.000     1.000    15.400    9.400      6          22      6M LIBOR      24
    71,965.55   3.000     1.000    16.000   10.000      6          33      6M LIBOR      36

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

                 GROUP I ADJUSTABLE RATE MORTGAGE LOANS (CONT'D)

                                                          ORIGINAL      REMAINING
                                                        AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING
                                                            TERM          TERM      INTEREST   INTEREST
                            NET    ORIGINAL  REMAINING    (LESS IO      (LESS IO      ONLY       ONLY
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM        TERM)         TERM)       TERM       TERM      GROSS
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)  MARGIN(%)
-------------  --------  --------  --------  ---------  ------------  ------------  --------  ---------  ---------
   369,000.00    9.550     8.460      360       358          300          300          60         58       6.250
 2,309,334.61    8.703     7.613      360       356          360          356           0          0       6.971
29,657,604.25    9.114     8.024      360       356          360          356           0          0       6.572
 3,146,734.10    8.892     7.802      360       356          360          356           0          0       6.154
   475,328.40    9.629     8.539      360       358          360          358           0          0       5.718
 4,325,471.18    8.871     7.781      360       356          480          476           0          0       7.297
   403,350.13    8.990     7.900      360       356          480          476           0          0       5.990
36,758,768.22    8.690     7.600      360       356          480          476           0          0       6.740
 1,279,591.99    8.620     7.530      360       356          480          476           0          0       6.215
   203,534.43    7.725     6.635      360       354          480          474           0          0       4.725
   611,789.15    9.752     8.662      480       478          480          478           0          0       5.938
 6,193,561.27    8.923     7.833      480       478          480          478           0          0       5.687
   351,372.68    9.566     8.476      480       478          480          478           0          0       5.500
   307,596.97   10.103     9.013      360       355          360          355           0          0       7.103
 6,353,272.40    9.230     8.140      360       355          360          355           0          0       6.248
 8,377,658.91    8.482     7.392      360       355          480          475           0          0       6.149
   181,334.98    9.600     8.510      480       478          480          478           0          0       5.750
    75,951.66    9.050     7.960      360       357          480          477           0          0       5.050
   324,547.21    7.350     6.260      360       356          480          476           0          0       4.950
 2,104,999.99    8.682     7.592      360       357          300          300          60         57       5.859
16,585,242.91    7.933     6.843      360       357          300          300          60         57       5.771
   772,998.15    7.457     6.367      360       356          300          300          60         56       5.200
   184,999.99    7.990     6.900      360       353          300          300          60         53       4.990
 4,864,235.86    7.769     6.679      360       355          300          300          60         55       5.179
   612,750.00    7.935     6.845      360       358          300          300          60         58       5.917
   581,954.93    6.907     5.817      360       357          300          300          60         57       4.629
40,477,772.35    9.449     8.359      360       356          360          356           0          0       5.864
23,784,812.94    9.228     8.138      360       356          480          476           0          0       5.921
   644,631.53    9.107     8.017      480       478          480          478           0          0       5.500
 1,489,144.69    9.730     8.640      360       355          360          355           0          0       6.453
 6,249,413.28    9.043     7.953      360       356          480          476           0          0       6.614

                                                                NUMBER OF
                                                                 MONTHS                  ORIGINAL
               INITIAL                                 RATE    UNTIL NEXT                MONTHS TO
                 RATE                                 CHANGE      RATE                  PREPAYMENT
   CURRENT      CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT                 PENALTY
 BALANCE ($)    CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE        INDEX     EXPIRATION
-------------  -------  --------  -------  -------  ---------  ----------  -----------  ----------
   369,000.00   3.000     1.000    15.550    9.550       6         22         6M LIBOR      24
 2,309,334.61   2.890     1.216    15.134    8.703       6         20         6M LIBOR      12
29,657,604.25   2.911     1.158    15.717    9.114       6         20         6M LIBOR      24
 3,146,734.10   2.775     1.075    15.892    8.892       6         20         6M LIBOR      36
   475,328.40   3.000     1.000    15.629    9.629       6         22         6M LIBOR       6
 4,325,471.18   2.956     1.336    15.544    8.871       6         20         6M LIBOR      12
   403,350.13   1.500     1.500    15.990    8.990       6         20         6M LIBOR      18
36,758,768.22   2.963     1.284    15.405    8.675       6         20         6M LIBOR      24
 1,279,591.99   3.000     1.000    15.620    7.993       6         20         6M LIBOR      36
   203,534.43   1.500     1.500    14.725    7.725       6         18         6M LIBOR       6
   611,789.15   3.000     1.000    15.752    9.752       6         22         6M LIBOR      12
 6,193,561.27   3.000     1.000    14.923    8.817       6         22         6M LIBOR      24
   351,372.68   3.000     1.000    15.566    9.566       6         22         6M LIBOR       6
   307,596.97   1.500     1.500    17.103   10.103       6         31         6M LIBOR      12
 6,353,272.40   1.629     1.466    16.230    9.230       6         31         6M LIBOR      36
 8,377,658.91   2.041     1.447    15.376    8.482       6         31         6M LIBOR      36
   181,334.98   3.000     1.000    15.600    9.600       6         34         6M LIBOR      36
    75,951.66   3.000     1.000    16.050    9.050       6         57         6M LIBOR      24
   324,547.21   3.000     1.000    13.350    7.350       6         56         6M LIBOR      36
 2,104,999.99   2.564     1.145    15.133    8.682       6         21         6M LIBOR      12
16,585,242.91   2.778     1.096    14.340    7.933       6         21         6M LIBOR      24
   772,998.15   3.000     1.000    14.457    7.457       6         20         6M LIBOR      36
   184,999.99   1.500     1.500    14.990    7.990       6         29         6M LIBOR      12
 4,864,235.86   1.820     1.416    14.644    7.769       6         31         6M LIBOR      36
   612,750.00   2.000     2.000    13.935    7.935      12         58      1Y Treasury      36
   581,954.93   2.484     1.172    13.251    6.907       6         57         6M LIBOR      36
40,477,772.35   2.736     1.091    16.255    9.414       6         20         6M LIBOR       0
23,784,812.94   2.374     1.246    16.103    9.208       6         20         6M LIBOR       0
   644,631.53   3.000     1.000    15.107    9.107       6         22         6M LIBOR       0
 1,489,144.69   2.123     1.421    16.717    9.730       6         31         6M LIBOR       0
 6,249,413.28   2.332     1.366    15.775    9.043       6         32         6M LIBOR       0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

                 GROUP I ADJUSTABLE RATE MORTGAGE LOANS (CONT'D)

                                                          ORIGINAL      REMAINING
                                                        AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING
                                                            TERM          TERM      INTEREST   INTEREST
                            NET    ORIGINAL  REMAINING    (LESS IO      (LESS IO      ONLY       ONLY
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM        TERM)         TERM)       TERM       TERM      GROSS
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)  MARGIN(%)
-------------  --------  --------  --------  ---------  ------------  ------------  --------  ---------  ---------
   262,138.73    7.900     6.810      360       358          360           358          0          0       5.750
 8,672,631.38    8.685     7.595      360       356          300           300         60         56       5.536
   610,855.81    7.547     6.457      360       355          300           300         60         55       5.537

                                                                NUMBER OF
                                                                 MONTHS                  ORIGINAL
               INITIAL                                 RATE    UNTIL NEXT                MONTHS TO
                 RATE                                 CHANGE      RATE                  PREPAYMENT
   CURRENT      CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT                 PENALTY
 BALANCE ($)    CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE        INDEX     EXPIRATION
-------------  -------  --------  -------  -------  ---------  ----------  -----------  ----------
   262,138.73   2.000     2.000    13.900   7.900       12         58      1Y Treasury       0
 8,672,631.38   2.795     1.061    15.416   8.685        6         20         6M LIBOR       0
   610,855.81   2.131     1.290    14.547   7.547        6         31         6M LIBOR       0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

                        GROUP II ADJUSTABLE RATE MORTGAGE

                                                          ORIGINAL      REMAINING
                                                        AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING
                                                            TERM          TERM      INTEREST   INTEREST
                            NET    ORIGINAL  REMAINING    (LESS IO      (LESS IO      ONLY       ONLY
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM        TERM)         TERM)       TERM       TERM      GROSS
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)  MARGIN(%)
-------------  --------  --------  --------  ---------  ------------  ------------  --------  ---------  ---------
12,682,952.09    9.913     8.823      360       356          360           356          0          0       6.435
14,856,532.34    9.730     8.640      360       356          360           356          0          0       6.307
   536,966.56    9.060     7.970      360       354          360           354          0          0       6.060
   156,580.53    9.300     8.210      360       353          480           473          0          0       6.800
 4,457,659.65    8.861     7.771      360       356          480           476          0          0       6.397
 5,157,569.17    9.346     8.256      360       356          480           476          0          0       6.127
   512,776.48    8.216     7.126      360       354          480           474          0          0       5.216
   578,834.75   10.350     9.260      480       478          480           478          0          0       5.750
   951,570.93    8.840     7.750      480       478          480           478          0          0       5.618
    85,297.73    8.700     7.610      360       356          360           356          0          0       6.700
   166,681.34    8.323     7.233      360       354          360           354          0          0       5.705
   807,716.92    9.718     8.628      360       354          360           354          0          0       6.718
   244,386.54   10.100     9.010      360       357          480           477          0          0       6.990
   423,361.04    9.303     8.213      360       354          480           474          0          0       6.303
   815,352.81    9.189     8.099      360       354          480           474          0          0       6.189
   226,914.88    9.450     8.360      480       478          480           478          0          0       6.250
    54,568.25    8.300     7.210      360       356          360           356          0          0       6.300
   137,487.26    9.250     8.160      360       353          360           353          0          0       6.250
 1,127,457.87    8.051     6.961      360       357          300           300         60         57       5.144
 2,504,714.77    8.514     7.424      360       356          300           300         60         56       5.582
   319,480.00    8.350     7.260      360       355          300           300         60         55       5.350
   284,800.00    7.475     6.385      360       357          300           300         60         57       5.475
   399,414.85    7.982     6.892      360       356          480           476          0          0       5.982
   185,066.50    8.650     7.560      360       356          300           300         60         56       6.650
   390,004.44    9.379     8.289      360       358          360           358          0          0       5.786
   117,650.51    8.750     7.660      360       355          360           355          0          0       5.250
 8,742,315.10    9.519     8.429      360       356          360           356          0          0       6.366
 2,376,754.81    9.936     8.846      360       356          360           356          0          0       6.515
   272,417.35   10.087     8.997      360       355          360           355          0          0       6.831
   181,232.56    8.100     7.010      360       356          480           476          0          0       6.100
 2,037,526.36    9.008     7.918      360       356          480           476          0          0       6.371

                                                                NUMBER OF
                                                                 MONTHS                  ORIGINAL
               INITIAL                                 RATE    UNTIL NEXT                MONTHS TO
                 RATE                                 CHANGE      RATE                  PREPAYMENT
   CURRENT      CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT                 PENALTY
 BALANCE ($)    CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE        INDEX     EXPIRATION
-------------  -------  --------  -------  -------  ---------  ----------  -----------  ----------
12,682,952.09   3.000     1.000    16.586    9.205      6          20         6M LIBOR      24
14,856,532.34   2.993     1.002    16.682    9.572      6          20         6M LIBOR      36
   536,966.56   1.500     1.500    16.060    9.060      6          18         6M LIBOR      60
   156,580.53   3.000     1.000    15.300    9.300      6          17         6M LIBOR      12
 4,457,659.65   2.861     1.046    15.167    7.510      6          20         6M LIBOR      24
 5,157,569.17   2.946     1.018    16.309    9.272      6          20         6M LIBOR      36
   512,776.48   1.500     1.500    15.216    8.216      6          18         6M LIBOR      60
   578,834.75   3.000     1.000    16.350   10.350      6          22         6M LIBOR      12
   951,570.93   3.000     1.000    14.840    8.840      6          22         6M LIBOR      24
    85,297.73   3.000     1.000    14.700    6.700      6          32         6M LIBOR      24
   166,681.34   2.074     1.309    14.940    7.557      6          30         6M LIBOR      36
   807,716.92   1.500     1.500    16.718    9.718      6          30         6M LIBOR      60
   244,386.54   2.000     1.000    16.100   10.100      6          33         6M LIBOR      30
   423,361.04   1.500     1.500    16.303    9.303      6          30         6M LIBOR      36
   815,352.81   1.500     1.500    16.189    9.189      6          30         6M LIBOR      60
   226,914.88   3.000     1.000    15.450    9.450      6          34         6M LIBOR      36
    54,568.25   3.000     1.000    14.300    6.300      6          56         6M LIBOR      24
   137,487.26   1.500     1.500    16.250    9.250      6          53         6M LIBOR      60
 1,127,457.87   3.000     1.000    14.810    7.793      6          21         6M LIBOR      24
 2,504,714.77   3.000     1.000    15.514    8.514      6          20         6M LIBOR      36
   319,480.00   1.500     1.500    15.350    8.350      6          19         6M LIBOR      60
   284,800.00   2.000     1.000    13.475    7.475      6          33         6M LIBOR      30
   399,414.85   3.000     1.000    13.982    5.982      6          20         6M LIBOR      36
   185,066.50   3.000     1.000    14.650    6.650      6          32         6M LIBOR      36
   390,004.44   3.000     1.000    15.379    9.379      6          22         6M LIBOR      12
   117,650.51   1.500     1.500    15.750    8.750      6          19         6M LIBOR      18
 8,742,315.10   2.987     1.000    16.036    8.856      6          20         6M LIBOR      24
 2,376,754.81   3.000     1.000    16.691    9.447      6          20         6M LIBOR      36
   272,417.35   1.500     1.500    17.087   10.087      6          19         6M LIBOR      60
   181,232.56   3.000     1.000    14.100    6.100      6          20         6M LIBOR      12
 2,037,526.36   3.000     1.000    15.555    8.103      6          20         6M LIBOR      24

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

                   GROUP II ADJUSTABLE RATE MORTGAGE (CONT'D)

                                                          ORIGINAL      REMAINING
                                                        AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING
                                                            TERM          TERM      INTEREST   INTEREST
                            NET    ORIGINAL  REMAINING    (LESS IO      (LESS IO      ONLY       ONLY
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM        TERM)         TERM)       TERM       TERM      GROSS
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)  MARGIN(%)
-------------  --------  --------  --------  ---------  ------------  ------------  --------  ---------  ---------
 1,651,212.93    8.954     7.864      360       355          480           475          0          0       6.034
   404,453.06    8.250     7.160      360       355          480           475          0          0       5.250
   239,878.96    8.450     7.360      480       478          480           478          0          0       5.500
   150,947.30    9.990     8.900      360       357          360           357          0          0       6.990
 1,261,710.26    8.922     7.832      360       355          360           355          0          0       6.067
    95,795.87   12.250    11.160      360       354          480           474          0          0       9.250
    67,864.39    9.500     8.410      360       356          360           356          0          0       7.500
 1,772,799.13    8.431     7.341      360       356          300           300         60         56       6.077
   238,100.00    9.175     8.085      360       356          300           300         60         56       6.179
 1,168,230.00    8.060     6.970      360       357          300           300         60         57       5.803
   135,577.59    9.350     8.260      360       354          360           354          0          0       6.850
   107,707.22    9.999     8.909      360       354          360           354          0          0       6.999
   251,119.00    9.999     8.909      360       356          480           476          0          0       6.999
   593,193.76    7.999     6.909      360       355          480           475          0          0       4.999
   609,949.89    7.690     6.600      360       355          300           300         60         55       4.690
   152,844.77    9.250     8.160      360       355          480           475          0          0       6.250
    98,382.82   10.550     9.460      360       357          360           357          0          0       6.550
   581,975.11    8.176     7.086      360       356          360           356          0          0       6.176
    61,958.06   10.800     9.710      360       354          360           354          0          0       6.600
   365,060.89    8.893     7.803      360       356          360           356          0          0       5.988
   139,806.67    7.875     6.785      360       358          360           358          0          0       6.875
   330,743.65    8.086     6.996      360       357          300           300         60         57       5.629
   423,552.03    7.990     6.900      360       355          360           355          0          0       4.990
 2,038,030.20    9.204     8.114      360       356          360           356          0          0       6.200
 2,658,463.20    7.858     6.768      360       355          480           475          0          0       5.030
 1,252,964.31    8.270     7.180      360       354          480           474          0          0       5.841
 2,942,157.31    9.946     8.856      360       356          360           356          0          0       6.859
   408,585.16    9.174     8.084      360       357          480           477          0          0       6.449
 1,717,749.99    7.718     6.628      360       355          300           300         60         55       4.878
   964,820.00    9.287     8.197      360       357          300           300         60         57       6.587
 4,953,504.43    9.346     8.256      360       356          360           356          0          0       7.033

                                                                NUMBER OF
                                                                 MONTHS                  ORIGINAL
               INITIAL                                 RATE    UNTIL NEXT                MONTHS TO
                 RATE                                 CHANGE      RATE                  PREPAYMENT
   CURRENT      CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT                 PENALTY
 BALANCE ($)    CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE        INDEX     EXPIRATION
-------------  -------  --------  -------  -------  ---------  ----------  -----------  ----------
 1,651,212.93   1.811     1.396    15.954    8.954      6          19         6M LIBOR      36
   404,453.06   1.500     1.500    15.250    8.250      6          19         6M LIBOR      48
   239,878.96   3.000     1.000    14.450    8.450      6          22         6M LIBOR      24
   150,947.30   2.000     1.000    15.990    9.990      6          33         6M LIBOR      24
 1,261,710.26   1.677     1.366    15.654    8.922      6          31         6M LIBOR      36
    95,795.87   1.500     1.500    19.250   12.250      6          30         6M LIBOR      36
    67,864.39   3.000     1.000    15.500    7.500      6          56         6M LIBOR      36
 1,772,799.13   2.658     1.000    14.819    7.890      6          20         6M LIBOR      24
   238,100.00   3.000     1.000    16.175    9.175      6          20         6M LIBOR      36
 1,168,230.00   2.000     1.000    14.060    8.060      6          33         6M LIBOR      24
   135,577.59   3.000     1.000    15.350    9.350      6          18         6M LIBOR      24
   107,707.22   1.500     1.500    16.999    9.999      6          30         6M LIBOR      36
   251,119.00   1.500     1.500    16.999    9.999      6          32         6M LIBOR      36
   593,193.76   1.500     1.500    14.999    7.999      6          31         6M LIBOR      36
   609,949.89   1.500     1.500    14.690    7.690      6          55         6M LIBOR      36
   152,844.77   1.500     1.500    16.250    9.250      6          19         6M LIBOR      36
    98,382.82   3.000     1.000    17.550   10.550      6          21         6M LIBOR      24
   581,975.11   3.000     1.000    14.176    6.176      6          20         6M LIBOR      24
    61,958.06   3.000     1.000    17.800   10.800      6          18         6M LIBOR      24
   365,060.89   3.000     1.000    15.893    8.893      6          20         6M LIBOR      36
   139,806.67   3.000     1.500    14.875    7.875      6          34         6M LIBOR      36
   330,743.65   3.000     1.000    15.086    8.086      6          21         6M LIBOR      24
   423,552.03   1.500     1.500    14.990    7.990      6          19         6M LIBOR      12
 2,038,030.20   2.691     1.000    15.541    9.204      6          20         6M LIBOR      24
 2,658,463.20   1.657     1.381    14.619    7.782      6          19         6M LIBOR      12
 1,252,964.31   2.859     1.000    14.270    8.270      6          18         6M LIBOR      24
 2,942,157.31   1.955     1.045    16.035    9.946      6          32         6M LIBOR      36
   408,585.16   2.000     1.000    15.174    9.174      6          33         6M LIBOR      36
 1,717,749.99   1.580     1.420    14.557    7.718      6          19         6M LIBOR      12
   964,820.00   2.000     1.000    15.287    9.287      6          33         6M LIBOR      36
 4,953,504.43   2.965     1.000    15.529    7.907      6          20         6M LIBOR      24

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

                   GROUP II ADJUSTABLE RATE MORTGAGE (CONT'D)

                                                          ORIGINAL      REMAINING
                                                        AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING
                                                            TERM          TERM      INTEREST   INTEREST
                            NET    ORIGINAL  REMAINING    (LESS IO      (LESS IO      ONLY       ONLY
   CURRENT     MORTGAGE  MORTGAGE    TERM      TERM         TERM)         TERM)       TERM       TERM      GROSS
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)  MARGIN(%)
-------------  --------  --------  --------  ---------  ------------  ------------  --------  ---------  ---------
   878,129.78    8.428     7.338      360       356          480           476          0          0       6.377
   359,996.49    8.080     6.990      360       355          300           300         60         55       6.585
   479,230.06    9.007     7.917      360       356          360           356          0          0       6.764
   408,507.30    8.518     7.428      360       356          480           476          0          0       6.518
    97,413.69    9.700     8.610      360       356          360           356          0          0       8.700
   387,512.07   11.111    10.021      360       356          360           356          0          0       6.819
    71,953.74    9.990     8.900      360       356          480           476          0          0       6.600
   377,684.31    9.162     8.072      360       355          360           355          0          0       6.162
    62,956.32   10.490     9.400      360       355          480           475          0          0       7.490
   579,638.81    9.550     8.460      480       477          480           477          0          0       5.500
    57,999.24    8.900     7.810      360       358          300           300         60         58       6.250
   227,739.81    8.050     6.960      360       356          480           476          0          0       7.000
 1,246,390.26    9.217     8.127      360       357          360           357          0          0       5.850
55,775,283.56    9.136     8.046      360       356          360           356          0          0       6.216
 6,677,623.06    9.275     8.185      360       356          360           356          0          0       6.229
   105,635.96   10.629     9.539      360       358          360           358          0          0       6.118
   112,039.37    7.999     6.909      360       354          360           354          0          0       6.499
 8,300,636.62    8.846     7.756      360       357          480           477          0          0       6.843
51,610,092.75    8.373     7.283      360       356          480           476          0          0       6.263
 3,841,060.20    8.474     7.384      360       356          480           476          0          0       6.061
    32,149.56    7.800     6.710      360       355          480           475          0          0       6.675
   700,091.90    8.691     7.601      360       355          480           475          0          0       5.090
 1,313,620.63    9.246     8.156      480       478          480           478          0          0       5.595
10,688,182.39    8.935     7.845      480       478          480           478          0          0       5.658
   195,915.70    8.990     7.900      480       478          480           478          0          0       6.250
   569,775.83    9.394     8.304      480       478          480           478          0          0       5.500
   118,273.52    8.875     7.785      360       353          360           353          0          0       5.875
 7,486,712.24    8.947     7.857      360       355          360           355          0          0       6.218
   135,660.15    9.500     8.410      360       355          360           355          0          0       6.500
 1,131,374.03    6.957     5.867      360       356          480           476          0          0       5.957
14,443,202.75    8.637     7.547      360       355          480           475          0          0       5.926

                                                                NUMBER OF
                                                                 MONTHS               ORIGINAL
               INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
                 RATE                                 CHANGE      RATE               PREPAYMENT
   CURRENT      CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
 BALANCE ($)    CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
-------------  -------  --------  -------  -------  ---------  ----------  --------  ----------
   878,129.78   3.000     1.000    14.378    6.377      6          20      6M LIBOR      24
   359,996.49   2.450     1.183    14.446    6.952      6          19      6M LIBOR      24
   479,230.06   3.000     1.000    14.876    6.764      6          20      6M LIBOR      36
   408,507.30   3.000     1.000    14.518    6.518      6          20      6M LIBOR      36
    97,413.69   3.000     1.000    14.700    8.700      6          56      6M LIBOR      36
   387,512.07   3.000     1.000    18.111   11.111      6          20      6M LIBOR      36
    71,953.74   3.000     1.000    16.990    9.990      6          20      6M LIBOR      36
   377,684.31   1.500     1.500    16.162    9.162      6          31      6M LIBOR      36
    62,956.32   1.500     1.500    17.490   10.490      6          31      6M LIBOR      36
   579,638.81   3.000     1.000    15.550    9.550      6          21      6M LIBOR      12
    57,999.24   3.000     1.000    14.900    8.900      6          22      6M LIBOR      24
   227,739.81   1.000     1.000    13.000    7.000      6           8      6M LIBOR      24
 1,246,390.26   2.893     1.036    15.959    9.217      6          21      6M LIBOR      12
55,775,283.56   2.951     1.049    15.850    8.899      6          20      6M LIBOR      24
 6,677,623.06   2.886     1.038    16.225    9.131      6          20      6M LIBOR      36
   105,635.96   3.000     1.000    16.629   10.629      6          22      6M LIBOR       6
   112,039.37   1.500     1.500    14.999    7.999      6          18      6M LIBOR      60
 8,300,636.62   3.000     1.193    15.544    8.790      6          21      6M LIBOR      12
51,610,092.75   2.970     1.123    15.032    7.966      6          20      6M LIBOR      24
 3,841,060.20   3.000     1.025    15.396    8.320      6          20      6M LIBOR      36
    32,149.56   3.000     1.000    13.800    6.675      6          19      6M LIBOR       6
   700,091.90   1.500     1.500    15.691    8.691      6          19      6M LIBOR      60
 1,313,620.63   3.000     1.000    15.246    9.246      6          22      6M LIBOR      12
10,688,182.39   3.000     1.000    14.935    8.935      6          22      6M LIBOR      24
   195,915.70   3.000     1.000    14.990    8.990      6          22      6M LIBOR      36
   569,775.83   3.000     1.000    15.394    9.394      6          22      6M LIBOR       6
   118,273.52   1.500     1.500    15.875    8.875      6          29      6M LIBOR      24
 7,486,712.24   1.907     1.408    15.894    8.947      6          31      6M LIBOR      36
   135,660.15   1.500     1.500    16.500    9.500      6          31      6M LIBOR       6
 1,131,374.03   3.000     1.500    13.957    6.957      6          32      6M LIBOR      24
14,443,202.75   1.721     1.445    15.532    8.637      6          31      6M LIBOR      36

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

                   GROUP II ADJUSTABLE RATE MORTGAGE (CONT'D)

                                                          ORIGINAL      REMAINING
                                                        AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING
                                                            TERM          TERM      INTEREST   INTEREST
                            NET    ORIGINAL  REMAINING    (LESS IO      (LESS IO      ONLY       ONLY
   CURRENT     MORTGAGE  MORTGAGE    TERM      TERM         TERM)         TERM)       TERM       TERM      GROSS
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)  MARGIN(%)
-------------  --------  --------  --------  ---------  ------------  ------------  --------  ---------  ---------
   996,691.49    8.762     7.672      360       354          480           474           0         0       5.455
   138,941.26    9.050     7.960      480       478          480           478           0         0       5.750
   540,068.54    8.950     7.860      360       357          360           357           0         0       6.000
 1,094,012.86    6.688     5.598      360       357          480           477           0         0       5.019
   422,543.10    9.626     8.536      360       354          480           474           0         0       6.626
   237,000.00    7.100     6.010      360       355          336           336          24        19       4.100
 5,793,919.43    8.259     7.169      360       357          300           300          60        57       5.620
56,011,273.99    7.760     6.670      360       357          300           300          60        57       5.820
 4,087,158.78    7.368     6.278      360       356          300           300          60        56       5.482
13,495,647.41    7.866     6.776      360       355          300           300          60        55       5.409
   184,000.00    10.100    9.010      360       358          300           300          60        58       6.250
 3,780,233.00    7.788     6.698      360       358          300           300          60        58       6.154
 1,785,874.67    7.348     6.258      360       357          300           300          60        57       5.256
   317,698.04    7.990     6.900      360       355          300           300          60        55       4.490
   439,469.60    7.699     6.609      360       355          300           300          60        55       4.199
    39,934.13    11.450   10.360      360       355          360           355           0         0       9.450
54,524,402.19    9.535     8.445      360       356          360           356           0         0       6.174
39,209,860.33    8.940     7.850      360       356          480           476           0         0       6.104
 1,873,831.81    9.404     8.314      480       478          480           478           0         0       5.531
 3,524,354.44    8.824     7.734      360       355          360           355           0         0       6.276
 2,655,341.95    8.858     7.768      360       356          480           476           0         0       6.293
   383,168.91    9.100     8.010      360       356          360           356           0         0       7.600
   119,857.07    7.900     6.810      360       356          480           476           0         0       5.900
   448,000.00    8.468     7.378      360       356          240           240         120       116       6.843
40,154,140.59    8.487     7.397      360       357          300           300          60        57       5.507
 2,129,996.94    8.533     7.443      360       356          300           300          60        56       5.772

                                                                NUMBER OF
                                                                 MONTHS                  ORIGINAL
               INITIAL                                 RATE    UNTIL NEXT                MONTHS TO
                 RATE                                 CHANGE      RATE                  PREPAYMENT
   CURRENT      CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT                 PENALTY
 BALANCE ($)    CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE        INDEX     EXPIRATION
-------------  -------  --------  -------  -------  ---------  ----------  -----------  ----------
   996,691.49   1.500     1.500    15.762    8.762       6          30        6M LIBOR      60
   138,941.26   3.000     1.000    15.050    9.050       6          34        6M LIBOR      36
   540,068.54   3.000     1.000    15.950    8.950       6          57        6M LIBOR      36
 1,094,012.86   3.000     1.000    13.478    6.688       6          57        6M LIBOR      36
   422,543.10   1.500     1.500    16.626    9.626       6          54        6M LIBOR      60
   237,000.00   1.500     1.500    14.100    7.100       6          55        6M LIBOR      24
 5,793,919.43   2.833     1.056    14.874    8.152       6          21        6M LIBOR      12
56,011,273.99   2.841     1.076    14.234    7.508       6          21        6M LIBOR      24
 4,087,158.78   2.570     1.161    14.340    7.112       6          20        6M LIBOR      36
13,495,647.41   1.924     1.381    14.737    7.848       6          31        6M LIBOR      36
   184,000.00   2.000     2.000    16.100   10.100      12          58     1Y Treasury      12
 3,780,233.00   2.000     2.000    13.788    7.788      12          58     1Y Treasury      36
 1,785,874.67   2.737     1.088    13.791    7.208       6          57        6M LIBOR      36
   317,698.04   1.500     1.500    14.990    7.990       6          55        6M LIBOR      48
   439,469.60   1.500     1.500    14.699    7.699       6          55        6M LIBOR      60
    39,934.13   2.000     1.000    17.450    9.450       6           7        6M LIBOR       0
54,524,402.19   2.864     1.049    16.252    9.037       6          20        6M LIBOR       0
39,209,860.33   2.869     1.064    15.601    8.455       6          20        6M LIBOR       0
 1,873,831.81   3.000     1.000    15.404    9.404       6          22        6M LIBOR       0
 3,524,354.44   2.112     1.267    15.358    8.680       6          31        6M LIBOR       0
 2,655,341.95   2.014     1.258    15.374    8.551       6          32        6M LIBOR       0
   383,168.91   3.000     1.000    15.100    7.600       6          56        6M LIBOR       0
   119,857.07   3.000     1.000    13.900    5.900       6          56        6M LIBOR       0
   448,000.00   2.500     1.000    14.468    6.843       6         116        6M LIBOR       0
40,154,140.59   2.967     1.011    15.208    8.357       6          21        6M LIBOR       0
 2,129,996.94   1.775     1.334    15.200    8.533       6          32        6M LIBOR       0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-1 CERTIFICATES

        BEGINNING   ENDING     NOTIONAL      1ML STRIKE        1ML STRIKE
PERIOD   ACCRUAL    ACCRUAL  BALANCE ($)  LOWER COLLAR (%)  UPPER COLLAR (%)
------  ---------  --------  -----------  ----------------  ----------------
   1     12/28/06  01/25/07  252,168,000        8.255            10.860
   2     01/25/07  02/25/07  248,664,824        7.442            10.860
   3     02/25/07  03/25/07  244,436,689        8.254            10.860
   4     03/25/07  04/25/07  239,492,874        7.441            10.860
   5     04/25/07  05/25/07  233,844,683        7.693            10.860
   6     05/25/07  06/25/07  227,511,926        7.440            10.860

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-2 CERTIFICATES

        BEGINNING   ENDING     NOTIONAL      1ML STRIKE        1ML STRIKE
PERIOD   ACCRUAL    ACCRUAL  BALANCE ($)  LOWER COLLAR (%)  UPPER COLLAR (%)
------  ---------  --------  -----------  ----------------  ----------------
   1     12/28/06  01/25/07  463,629,000        8.324             9.900
   2     01/25/07  02/25/07  457,370,196        7.505             9.900
   3     02/25/07  03/25/07  449,777,633        8.324             9.900
   4     03/25/07  04/25/07  440,865,729        7.506             9.900
   5     04/25/07  05/25/07  430,655,084        7.761             9.900
   6     05/25/07  06/25/07  419,182,505        7.507             9.900

           ONE MONTH LIBOR CAP TABLE FOR THE SUBORDINATE CERTIFICATES

        BEGINNING   ENDING     NOTIONAL      1ML STRIKE        1ML STRIKE
PERIOD   ACCRUAL    ACCRUAL  BALANCE ($)  LOWER COLLAR (%)  UPPER COLLAR (%)
------  ---------  --------  -----------  ----------------  ----------------
   1     12/28/06  01/25/07  193,188,000        7.900             8.960
   2     01/25/07  02/25/07  193,188,000        7.083             8.960
   3     02/25/07  03/25/07  193,188,000        7.900             8.960
   4     03/25/07  04/25/07  193,188,000        7.083             8.960
   5     04/25/07  05/25/07  193,188,000        7.337             8.960
   6     05/25/07  06/25/07  193,188,000        7.083             8.960

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

                             SWAP CONTRACT SCHEDULE

        BEGINNING   ENDING     NOTIONAL        FIXED
PERIOD   ACCRUAL    ACCRUAL  BALANCE ($)  STRIKE RATE (%)
------  ---------  --------  -----------  ---------------
   1     12/28/06  01/25/07            0         N/A
   2     01/25/07  02/25/07            0         N/A
   3     02/25/07  03/25/07            0         N/A
   4     03/25/07  04/25/07            0         N/A
   5     04/25/07  05/25/07            0         N/A
   6     05/25/07  06/25/07            0         N/A
   7     06/25/07  07/25/07  737,863,842       4.750
   8     07/25/07  08/25/07  705,691,160       4.750
   9     08/25/07  09/25/07  673,999,458       4.750
  10     09/25/07  10/25/07  644,892,257       4.750
  11     10/25/07  11/25/07  618,252,961       4.750
  12     11/25/07  12/25/07  593,926,403       4.750
  13     12/25/07  01/25/08  571,594,759       4.750
  14     01/25/08  02/25/08  550,577,319       4.750
  15     02/25/08  03/25/08  530,789,374       4.750
  16     03/25/08  04/25/08  512,185,231       4.750
  17     04/25/08  05/25/08  494,609,717       4.750
  18     05/25/08  06/25/08  477,715,800       4.750
  19     06/25/08  07/25/08  455,049,838       4.750
  20     07/25/08  08/25/08  414,061,603       4.750
  21     08/25/08  09/25/08  365,724,869       4.750
  22     09/25/08  10/25/08  329,310,939       4.750
  23     10/25/08  11/25/08  302,711,521       4.750
  24     11/25/08  12/25/08  282,072,219       4.750
  25     12/25/08  01/25/09  265,212,222       4.750
  26     01/25/09  02/25/09  250,288,800       4.750
  27     02/25/09  03/25/09  236,348,928       4.750
  28     03/25/09  04/25/09  223,605,131       4.750
  29     04/25/09  05/25/09  223,605,131       4.750
  30     05/25/09  06/25/09  221,904,466       4.750

        BEGINNING   ENDING     NOTIONAL        FIXED
PERIOD   ACCRUAL    ACCRUAL  BALANCE ($)  STRIKE RATE (%)
------  ---------  --------  -----------  ---------------
  31     06/25/09  07/25/09  207,441,203       4.750
  32     07/25/09  08/25/09  192,504,116       4.750
  33     08/25/09  09/25/09  179,319,503       4.750
  34     09/25/09  10/25/09  168,332,361       4.750
  35     10/25/09  11/25/09  159,012,582       4.750
  36     11/25/09  12/25/09  150,937,143       4.750
  37     12/25/09  01/25/10  143,586,326       4.750
  38     01/25/10  02/25/10  136,784,776       4.750
  39     02/25/10  03/25/10  130,495,423       4.750
  40     03/25/10  04/25/10  124,795,114       4.750
  41     04/25/10  05/25/10  119,502,960       4.750
  42     05/25/10  06/25/10  114,492,204       4.750
  43     06/25/10  07/25/10  109,747,028       4.750
  44     07/25/10  08/25/10  105,250,731       4.750
  45     08/25/10  09/25/10  101,002,493       4.750
  46     09/25/10  10/25/10   97,000,415       4.750
  47     10/25/10  11/25/10   93,240,227       4.750
  48     11/25/10  12/25/10   89,686,433       4.750
  49     12/25/10  01/25/11   86,327,549       4.750
  50     01/25/11  02/25/11   83,150,814       4.750
  51     02/25/11  03/25/11   80,157,508       4.750
  52     03/25/11  04/25/11   77,374,992       4.750
  53     04/25/11  05/25/11   74,609,715       4.750
  54     05/25/11  06/25/11   71,999,490       4.750
  55     06/25/11  07/25/11   69,312,233       4.750
  56     07/25/11  08/25/11   66,821,164       4.750
  57     08/25/11  09/25/11   64,503,885       4.750
  58     09/25/11  10/25/11   62,306,634       4.750
  59     10/25/11  11/25/11   60,211,377       4.750
  60     11/25/11  12/25/11   58,213,839       4.750

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

                       CLASS A-1 AVAILABLE FUNDS CAP TABLE

           PAYMENT     AVAIL. FUNDS    AVAIL. FUNDS
PERIOD      DATE      CAP (%)(1)(2)   CAP (%)(1)(3)
------   ----------   -------------   -------------
   1      1/25/2007        8.395           8.395
   2      2/25/2007        7.582          11.000
   3      3/25/2007        8.394          11.000
   4      4/25/2007        7.581          11.000
   5      5/25/2007        7.833          11.000
   6      6/25/2007        7.580          11.000
   7      7/25/2007        7.832          20.908
   8      8/25/2007        7.579          20.531
   9      9/25/2007        7.578          20.288
  10     10/25/2007        7.830          20.208
  11     11/25/2007        7.577          19.900
  12     12/25/2007        7.829          19.879
  13      1/25/2008        7.575          19.618
  14      2/25/2008        7.575          19.501
  15      3/25/2008        8.096          19.673
  16      4/25/2008        7.573          19.299
  17      5/25/2008        7.825          19.351
  18      6/25/2008        7.572          19.134
  19      7/25/2008        7.825          19.063
  20      8/25/2008        7.600          18.396
  21      9/25/2008        8.793          19.039
  22     10/25/2008        9.250          18.865
  23     11/25/2008        8.993          18.387
  24     12/25/2008        9.273          18.364
  25      1/25/2009        8.966          17.908
  26      2/25/2009        8.960          17.695

           PAYMENT     AVAIL. FUNDS    AVAIL. FUNDS
PERIOD      DATE      CAP (%)(1)(2)   CAP (%)(1)(3)
------   ----------   -------------   -------------
  27      3/25/2009        9.972          18.821
  28      4/25/2009        9.017          17.895
  29      5/25/2009        9.310          18.414
  30      6/25/2009        9.002          18.355
  31      7/25/2009        9.299          18.295
  32      8/25/2009        9.114          17.826
  33      9/25/2009        9.156          18.107
  34     10/25/2009        9.461          18.207
  35     11/25/2009        9.148          17.753
  36     12/25/2009        9.444          17.873
  37      1/25/2010        9.132          17.446
  38      2/25/2010        9.174          17.418
  39      3/25/2010       10.159          18.830
  40      4/25/2010        9.169          17.794
  41      5/25/2010        9.464          18.030
  42      6/25/2010        9.149          17.619
  43      7/25/2010        9.443          17.841
  44      8/25/2010        9.129          17.538
  45      9/25/2010        9.118          17.719
  46     10/25/2010        9.412          17.986
  47     11/25/2010        9.099          17.582
  48     12/25/2010        9.391          17.832
  49      1/25/2011        9.078          17.440
  50      2/25/2011        9.067          17.460
  51      3/25/2011       10.027          18.475
  52      4/25/2011        9.046          17.370

           PAYMENT     AVAIL. FUNDS    AVAIL. FUNDS
PERIOD      DATE      CAP (%)(1)(2)   CAP (%)(1)(3)
------   ----------   -------------   -------------
  53      5/25/2011        9.337          17.635
  54      6/25/2011        9.025          17.250
  55      7/25/2011        9.315          17.507
  56      8/25/2011        9.005          17.164
  57      9/25/2011        8.996          17.118
  58     10/25/2011        9.289          17.397
  59     11/25/2011        8.982          17.023
  60     12/25/2011        9.271          17.299
  61      1/25/2012        8.961          11.389
  62      2/25/2012        8.950          11.364
  63      3/25/2012        9.556          12.119
  64      4/25/2012        8.929          11.312
  65      5/25/2012        9.215          11.661
  66      6/25/2012        8.907          11.258
  67      7/25/2012        9.192          11.605
  68      8/25/2012        8.884          11.205
  69      9/25/2012        8.873          11.178
  70     10/25/2012        9.157          11.524
  71     11/25/2012        8.852          11.129
  72     12/25/2012        9.136          11.471
  73      1/25/2013        8.830          11.073
  74      2/25/2013        8.819          11.047
  75      3/25/2013        9.751          12.201
  76      4/25/2013        8.796          10.994
  77      5/25/2013        9.077          11.332
  78      6/25/2013        8.773          10.939

(1) Available Funds Cap for the Class A-1 Certificates is a per annum rate equal to 12 times the excess of (A) the quotient of (x) the total scheduled interest based on the Group I Net Mortgage Rates in effect on the related due date and (y) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the applicable due period, over (B) the quotient of (i) the Net Swap Payment, if any, owed to the Swap Counterparty and (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the applicable due period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year CMT remain constant at 5.3169%, 5.3249% and 4.949%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year CMT remain constant at 5.3169%, 5.3249% and 4.949%, respectively, for the first Distribution Date and all increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

                       CLASS A-2 AVAILABLE FUNDS CAP TABLE

           PAYMENT     AVAIL. FUNDS    AVAIL. FUNDS
PERIOD      DATE      CAP (%)(1)(2)   CAP (%)(1)(3)
------   ----------   -------------   -------------
   1      1/25/2007        8.464           8.464
   2      2/25/2007        7.645          10.040
   3      3/25/2007        8.464          10.040
   4      4/25/2007        7.646          10.040
   5      5/25/2007        7.901          10.040
   6      6/25/2007        7.647          10.040
   7      7/25/2007        7.902          20.978
   8      8/25/2007        7.649          20.600
   9      9/25/2007        7.650          20.360
  10     10/25/2007        7.907          20.285
  11     11/25/2007        7.654          19.977
  12     12/25/2007        7.911          19.961
  13      1/25/2008        7.658          19.701
  14      2/25/2008        7.660          19.586
  15      3/25/2008        8.190          19.768
  16      4/25/2008        7.664          19.390
  17      5/25/2008        7.921          19.447
  18      6/25/2008        7.668          19.230
  19      7/25/2008        7.936          19.174
  20      8/25/2008        7.703          18.495
  21      9/25/2008        8.709          18.928
  22     10/25/2008        9.479          19.109
  23     11/25/2008        9.219          18.626
  24     12/25/2008        9.516          18.620
  25      1/25/2009        9.207          18.164
  26      2/25/2009        9.213          17.958

           PAYMENT     AVAIL. FUNDS    AVAIL. FUNDS
PERIOD      DATE      CAP (%)(1)(2)   CAP (%)(1)(3)
------   ----------   -------------   -------------
  27      3/25/2009       10.225          18.962
  28      4/25/2009        9.281          18.138
  29      5/25/2009        9.587          18.667
  30      6/25/2009        9.274          18.605
  31      7/25/2009        9.587          18.563
  32      8/25/2009        9.378          18.072
  33      9/25/2009        9.401          18.196
  34     10/25/2009        9.719          18.417
  35     11/25/2009        9.403          17.958
  36     12/25/2009        9.712          18.090
  37      1/25/2010        9.397          17.666
  38      2/25/2010        9.439          17.628
  39      3/25/2010       10.454          18.922
  40      4/25/2010        9.441          17.987
  41      5/25/2010        9.751          18.233
  42      6/25/2010        9.431          17.821
  43      7/25/2010        9.741          18.059
  44      8/25/2010        9.421          17.737
  45      9/25/2010        9.416          17.891
  46     10/25/2010        9.725          18.227
  47     11/25/2010        9.406          17.821
  48     12/25/2010        9.714          18.084
  49      1/25/2011        9.396          17.691
  50      2/25/2011        9.391          17.700
  51      3/25/2011       10.391          18.734
  52      4/25/2011        9.380          17.610

           PAYMENT     AVAIL. FUNDS    AVAIL. FUNDS
PERIOD      DATE      CAP (%)(1)(2)   CAP (%)(1)(3)
------   ----------   -------------   -------------
  53      5/25/2011        9.687          17.889
  54      6/25/2011        9.370          17.502
  55      7/25/2011        9.677          17.775
  56      8/25/2011        9.363          17.425
  57      9/25/2011        9.360          17.384
  58     10/25/2011        9.678          17.688
  59     11/25/2011        9.371          17.316
  60     12/25/2011        9.677          17.608
  61      1/25/2012        9.360          11.695
  62      2/25/2012        9.356          11.677
  63      3/25/2012        9.995          12.461
  64      4/25/2012        9.347          11.640
  65      5/25/2012        9.653          12.006
  66      6/25/2012        9.335          11.598
  67      7/25/2012        9.641          11.964
  68      8/25/2012        9.324          11.559
  69      9/25/2012        9.318          11.539
  70     10/25/2012        9.623          11.905
  71     11/25/2012        9.313          11.509
  72     12/25/2012        9.617          11.871
  73      1/25/2013        9.301          11.467
  74      2/25/2013        9.295          11.448
  75      3/25/2013       10.285          12.651
  76      4/25/2013        9.284          11.409
  77      5/25/2013        9.587          11.767
  78      6/25/2013        9.272          11.366

(1) Available Funds Cap for the Class A-2 Certificates is a per annum rate equal to 12 times the excess of (A) the quotient of (x) the total scheduled interest based on the Group II Net Mortgage Rates in effect on the related due date and (y) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the applicable due period, over (B) the quotient of (i) the Net Swap Payment, if any, owed to the Swap Counterparty and (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the applicable due period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year CMT remain constant at 5.3169%, 5.3249% and 4.949%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year CMT remain constant at 5.3169%, 5.3249% and 4.949%, respectively, for the first Distribution Date and all increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

               SUBORDINATE CERTIFICATES AVAILABLE FUNDS CAP TABLE

           PAYMENT     AVAIL. FUNDS    AVAIL. FUNDS
PERIOD      DATE      CAP (%)(1)(2)   CAP (%)(1)(3)
------   ----------   -------------   -------------
   1      1/25/2007        8.440           8.440
   2      2/25/2007        7.623           9.500
   3      3/25/2007        8.440           9.500
   4      4/25/2007        7.623           9.500
   5      5/25/2007        7.877           9.500
   6      6/25/2007        7.623           9.500
   7      7/25/2007        7.878          20.953
   8      8/25/2007        7.624          20.576
   9      9/25/2007        7.625          20.335
  10     10/25/2007        7.880          20.258
  11     11/25/2007        7.627          19.950
  12     12/25/2007        7.882          19.932
  13      1/25/2008        7.629          19.672
  14      2/25/2008        7.630          19.556
  15      3/25/2008        8.157          19.734
  16      4/25/2008        7.632          19.358
  17      5/25/2008        7.887          19.413
  18      6/25/2008        7.634          19.196
  19      7/25/2008        7.897          19.135
  20      8/25/2008        7.667          18.460
  21      9/25/2008        8.738          18.967
  22     10/25/2008        9.399          19.023
  23     11/25/2008        9.139          18.542
  24     12/25/2008        9.430          18.530
  25      1/25/2009        9.122          18.074
  26      2/25/2009        9.124          17.865

           PAYMENT     AVAIL. FUNDS    AVAIL. FUNDS
PERIOD      DATE      CAP (%)(1)(2)   CAP (%)(1)(3)
------   ----------   -------------   -------------
  27      3/25/2009       10.136          18.913
  28      4/25/2009        9.188          18.052
  29      5/25/2009        9.489          18.578
  30      6/25/2009        9.178          18.517
  31      7/25/2009        9.486          18.469
  32      8/25/2009        9.285          17.986
  33      9/25/2009        9.315          18.165
  34     10/25/2009        9.628          18.343
  35     11/25/2009        9.313          17.886
  36     12/25/2009        9.617          18.013
  37      1/25/2010        9.304          17.589
  38      2/25/2010        9.346          17.554
  39      3/25/2010       10.350          18.890
  40      4/25/2010        9.345          17.919
  41      5/25/2010        9.650          18.162
  42      6/25/2010        9.332          17.750
  43      7/25/2010        9.636          17.982
  44      8/25/2010        9.318          17.667
  45      9/25/2010        9.311          17.830
  46     10/25/2010        9.615          18.142
  47     11/25/2010        9.298          17.737
  48     12/25/2010        9.600          17.995
  49      1/25/2011        9.284          17.602
  50      2/25/2011        9.276          17.615
  51      3/25/2011       10.263          18.643
  52      4/25/2011        9.262          17.526

           PAYMENT     AVAIL. FUNDS    AVAIL. FUNDS
PERIOD      DATE      CAP (%)(1)(2)   CAP (%)(1)(3)
------   ----------   -------------   -------------
  53      5/25/2011        9.564          17.799
  54      6/25/2011        9.248          17.413
  55      7/25/2011        9.549          17.680
  56      8/25/2011        9.236          17.332
  57      9/25/2011        9.231          17.290
  58     10/25/2011        9.541          17.585
  59     11/25/2011        9.233          17.212
  60     12/25/2011        9.534          17.499
  61      1/25/2012        9.219          11.587
  62      2/25/2012        9.212          11.566
  63      3/25/2012        9.840          12.340
  64      4/25/2012        9.199          11.524
  65      5/25/2012        9.498          11.884
  66      6/25/2012        9.184          11.478
  67      7/25/2012        9.482          11.837
  68      8/25/2012        9.168          11.434
  69      9/25/2012        9.161          11.411
  70     10/25/2012        9.458          11.770
  71     11/25/2012        9.150          11.374
  72     12/25/2012        9.447          11.729
  73      1/25/2013        9.134          11.327
  74      2/25/2013        9.126          11.306
  75      3/25/2013       10.095          12.491
  76      4/25/2013        9.111          11.262
  77      5/25/2013        9.406          11.613
  78      6/25/2013        9.095          11.214

(1) Available Funds Cap for the Subordinate Certificates is a per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year CMT remain constant at 5.3169%, 5.3249% and 4.949%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year CMT remain constant at 5.3169%, 5.3249% and 4.949%, respectively, for the first Distribution Date and all increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

                         DISCOUNT MARGIN TABLE (TO CALL)

                           0%              80%            100%            150%            200%
                      PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                      -------------   -------------   -------------   -------------   -------------
CLASS A-1
PRICE = 100.0000%
    DISCOUNT MARGIN        14               14             14              14              14
          WAL (YRS)       21.58            2.66           2.01            1.15            0.89
     MOD DURN (YRS)       11.96            2.33           1.81            1.09            0.85
   PRINCIPAL WINDOW   Jan07 - Aug36   Jan07 - Mar15   Jan07 - Jun13   Jan07 - Apr09   Jan07 - Sep08

CLASS A-2A
PRICE = 100.0000%
    DISCOUNT MARGIN         6               6               6               6               6
          WAL (YRS)       16.52            1.24           1.04            0.75            0.58
     MOD DURN (YRS)       10.41            1.18           1.00            0.72            0.56
   PRINCIPAL WINDOW   Jan07 - Mar31   Jan07 - Apr09   Jan07 - Nov08   Jan07 - May08   Jan07 - Jan08

CLASS A-2B
PRICE = 100.0000%
    DISCOUNT MARGIN        15               15             15              15              15
          WAL (YRS)       27.46            4.30           3.00            1.72            1.35
     MOD DURN (YRS)       13.95            3.72           2.70            1.62            1.29
   PRINCIPAL WINDOW   Mar31 - Aug36   Apr09 - Mar15   Nov08 - Jun13   May08 - Jan09   Jan08 - Aug08

CLASS A-2C
PRICE = 100.0000%
    DISCOUNT MARGIN        22               22             22              22              22
          WAL (YRS)       29.66            8.24           6.49            2.21            1.68
     MOD DURN (YRS)       14.30            6.53           5.38            2.06            1.58
   PRINCIPAL WINDOW   Aug36 - Aug36   Mar15 - Mar15   Jun13 - Jun13   Jan09 - Apr09   Aug08 - Sep08

CLASS M-1
PRICE = 100.0000%
    DISCOUNT MARGIN        27               27             27              27              27
          WAL (YRS)       28.52            5.48           4.98            3.91            2.49
     MOD DURN (YRS)       13.99            4.59           4.27            3.47            2.30
   PRINCIPAL WINDOW   Apr32 - Aug36   May10 - Mar15   Jan11 - Jun13   Nov10 - Nov10   Jun09 - Jun09

CLASS M-2
PRICE = 100.0000%
    DISCOUNT MARGIN        29               29             29              29              29
          WAL (YRS)       28.52            5.44           4.69            3.72            2.36
     MOD DURN (YRS)       13.96            4.56           4.05            3.32            2.18
   PRINCIPAL WINDOW   Apr32 - Aug36   Mar10 - Mar15   Jul10 - Jun13   Mar10 - Nov10   Jan09 - Jun09

CLASS M-3
PRICE = 100.0000%
    DISCOUNT MARGIN        33               33             33              33              33
          WAL (YRS)       28.52            5.43           4.57            3.35            2.11
     MOD DURN (YRS)       13.90            4.54           3.94            3.01            1.96
   PRINCIPAL WINDOW   Apr32 - Aug36   Mar10 - Mar15   Jun10 - Jun13   Jan10 - Nov10   Nov08 - Jun09

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

                    DISCOUNT MARGIN TABLE (TO CALL) (CONT'D)

                           0%              80%            100%            150%            200%
                      PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                      -------------   -------------   -------------   -------------   -------------
CLASS M-4
PRICE = 100.0000%
    DISCOUNT MARGIN        38               38             38              38              38
          WAL (YRS)       28.52            5.42           4.53            3.24            2.06
     MOD DURN (YRS)       13.82            4.52           3.90            2.92            1.92
   PRINCIPAL WINDOW   Apr32 - Aug36   Feb10 - Mar15   May10 - Jun13   Nov09 - Nov10   Nov08 - Jun09

CLASS M-5
PRICE = 100.0000%
    DISCOUNT MARGIN        40               40             40              40              40
          WAL (YRS)       28.52            5.41           4.50            3.15            2.03
     MOD DURN (YRS)       13.79            4.52           3.88            2.84            1.90
   PRINCIPAL WINDOW   Apr32 - Aug36   Feb10 - Mar15   Apr10 - Jun13   Oct09 - Nov10   Oct08 - Jun09

CLASS M-6
PRICE = 100.0000%
    DISCOUNT MARGIN        46               46             46              46              46
          WAL (YRS)       28.52            5.41           4.48            3.09            2.00
     MOD DURN (YRS)       13.70            4.51           3.86            2.79            1.87
   PRINCIPAL WINDOW   Apr32 - Aug36   Feb10 - Mar15   Mar10 - Jun13   Sep09 - Nov10   Oct08 - Jun09

CLASS B-1
PRICE = 100.0000%
    DISCOUNT MARGIN        95               95             95              95              95
          WAL (YRS)       28.52            5.41           4.45            3.04            2.00
     MOD DURN (YRS)       12.99            4.43           3.78            2.72            1.85
   PRINCIPAL WINDOW   Apr32 - Aug36   Jan10 - Mar15   Mar10 - Jun13   Aug09 - Nov10   Oct08 - Jun09

CLASS B-2
PRICE = 100.0000%
    DISCOUNT MARGIN        145             145             145             145             145
          WAL (YRS)       28.52            5.40           4.44            3.00            2.00
     MOD DURN (YRS)       12.32            4.35           3.72            2.66            1.84
   PRINCIPAL WINDOW   Apr32 - Aug36   Jan10 - Mar15   Feb10 - Jun13   Jul09 - Nov10   Sep08 - Jun09

CLASS B-3
PRICE = 99.07514%
    DISCOUNT MARGIN        258             271             275             285             301
          WAL (YRS)       28.52            5.40           4.42            2.97            1.96
     MOD DURN (YRS)       11.01            4.19           3.59            2.58            1.77
   PRINCIPAL WINDOW   Apr32 - Aug36   Jan10 - Mar15   Feb10 - Jun13   Jun09 - Nov10   Sep08 - Jun09

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                           0%              80%            100%            150%            200%
                      PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                      -------------   -------------   -------------   -------------   -------------
CLASS A-1
PRICE = 100.0000%
    DISCOUNT MARGIN        14               15             15              14              14
          WAL (YRS)       21.75            2.88           2.19            1.15            0.89
     MOD DURN (YRS)       11.99            2.45           1.93            1.09            0.85
   PRINCIPAL WINDOW   Jan07 - Jan45   Jan07 - Sep25   Jan07 - Mar22   Jan07 - Apr09   Jan07 - Sep08

CLASS A-2A
PRICE = 100.0000%
    DISCOUNT MARGIN         6               6               6               6               6
          WAL (YRS)       16.52            1.24           1.04            0.75            0.58
     MOD DURN (YRS)       10.41            1.18           1.00            0.72            0.56
   PRINCIPAL WINDOW   Jan07 - Mar31   Jan07 - Apr09   Jan07 - Nov08   Jan07 - May08   Jan07 - Jan08

CLASS A-2B
PRICE = 100.0000%
    DISCOUNT MARGIN        15               15             15              15              15
          WAL (YRS)       27.46            4.30           3.00            1.72            1.35
     MOD DURN (YRS)       13.95            3.72           2.70            1.62            1.29
   PRINCIPAL WINDOW   Mar31 - Aug36   Apr09 - Jun15   Nov08 - Aug13   May08 - Jan09   Jan08 - Aug08

CLASS A-2C
PRICE = 100.0000%
    DISCOUNT MARGIN        22               27             28              22              22
          WAL (YRS)       29.84           11.93           9.53            2.21            1.68
     MOD DURN (YRS)       14.33            8.50           7.21            2.06            1.58
   PRINCIPAL WINDOW   Aug36 - May41   Jun15 - Dec25   Aug13 - Jan22   Jan09 - Apr09   Aug08 - Sep08

CLASS M-1
PRICE = 100.0000%
    DISCOUNT MARGIN        27               28             28              31              32
          WAL (YRS)       28.68            6.13           5.52            6.28            4.22
     MOD DURN (YRS)       14.02            4.94           4.60            5.18            3.68
   PRINCIPAL WINDOW   Apr32 - Aug42   May10 - Mar23   Jan11 - Sep20   May11 - May17   Oct09 - Apr14

CLASS M-2
PRICE = 100.0000%
    DISCOUNT MARGIN        29               30             30              30              30
          WAL (YRS)       28.63            6.07           5.21            4.12            2.64
     MOD DURN (YRS)       13.98            4.90           4.36            3.61            2.41
   PRINCIPAL WINDOW   Apr32 - May41   Mar10 - Jun22   Jul10 - Dec19   Mar10 - Mar15   Jan09 - Aug12

CLASS M-3
PRICE = 100.0000%
    DISCOUNT MARGIN        33               34             34              34              34
          WAL (YRS)       28.53            6.05           5.06            3.67            2.34
     MOD DURN (YRS)       13.90            4.88           4.24            3.25            2.15
   PRINCIPAL WINDOW   Apr32 - Sep37   Mar10 - Sep21   Jun10 - Nov18   Jan10 - May14   Nov08 - Jan12

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

                  DISCOUNT MARGIN TABLE (TO MATURITY) (CONT'D)

                           0%              80%            100%            150%            200%
                      PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                      -------------   -------------   -------------   -------------   -------------
CLASS M-4
PRICE = 100.0000%
    DISCOUNT MARGIN        38               39             39              39              40
          WAL (YRS)       28.52            6.02           5.00            3.54            2.28
     MOD DURN (YRS)       13.82            4.85           4.20            3.14            2.10
   PRINCIPAL WINDOW   Apr32 - Sep36   Feb10 - Jun21   May10 - Jun18   Nov09 - Feb14   Nov08 - Nov11

CLASS M-5
PRICE = 100.0000%
    DISCOUNT MARGIN        40               41             41              41              42
          WAL (YRS)       28.52            5.99           4.95            3.44            2.24
     MOD DURN (YRS)       13.79            4.83           4.16            3.06            2.07
   PRINCIPAL WINDOW   Apr32 - Sep36   Feb10 - Oct20   Apr10 - Dec17   Oct09 - Oct13   Oct08 - Jul11

CLASS M-6
PRICE = 100.0000%
    DISCOUNT MARGIN        46               47             47              48              48
          WAL (YRS)       28.52            5.96           4.90            3.37            2.20
     MOD DURN (YRS)       13.70            4.81           4.12            2.99            2.03
   PRINCIPAL WINDOW   Apr32 - Sep36   Feb10 - Apr20   Mar10 - Jun17   Sep09 - Jun13   Oct08 - May11

CLASS B-1
PRICE = 100.0000%
    DISCOUNT MARGIN        95               98             98              98              98
          WAL (YRS)       28.52            5.91           4.83            3.29            2.18
     MOD DURN (YRS)       12.99            4.70           4.01            2.90            2.00
   PRINCIPAL WINDOW   Apr32 - Sep36   Jan10 - Aug19   Mar10 - Dec16   Aug09 - Feb13   Oct08 - Feb11

CLASS B-2
PRICE = 100.0000%
    DISCOUNT MARGIN        145             149             149             149             150
          WAL (YRS)       28.52            5.85           4.79            3.23            2.16
     MOD DURN (YRS)       12.32            4.59           3.93            2.82            1.97
   PRINCIPAL WINDOW   Apr32 - Aug36   Jan10 - Dec18   Feb10 - May16   Jul09 - Oct12   Sep08 - Oct10

CLASS B-3
PRICE = 99.07514%
    DISCOUNT MARGIN        258             275             279             289             305
          WAL (YRS)       28.52            5.77           4.70            3.16            2.09
     MOD DURN (YRS)       11.01            4.37           3.75            2.70            1.87
   PRINCIPAL WINDOW   Apr32 - Aug36   Jan10 - Mar18   Feb10 - Oct15   Jun09 - May12   Sep08 - Jul10

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

                               BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at forward LIBOR, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no OC stepdown):

                                              FORWARD LIBOR
                        ---------------------------------------------------------
                        35% LOSS SEVERITY   45% LOSS SEVERITY   55% LOSS SEVERITY
                        -----------------   -----------------   -----------------
CLASS M-1   CDR Break         45.83%              31.82%             24.34%
            Cum Loss          23.39%              24.59%             25.44%

CLASS M-2   CDR Break         31.05%              22.63%             17.79%
            Cum Loss          18.85%              19.84%             20.53%

CLASS M-3   CDR Break         27.55%              20.32%             16.08%
            Cum Loss          17.52%              18.44%             19.08%

CLASS M-4   CDR Break         24.16%              18.03%             14.38%
            Cum Loss          16.11%              16.96%             17.56%

CLASS M-5   CDR Break         21.65%              16.30%             13.06%
            Cum Loss          14.98%              15.77%             16.32%

CLASS M-6   CDR Break         19.43%              14.74%             11.87%
            Cum Loss          13.91%              14.64%             15.15%

CLASS B-1   CDR Break         17.27%              13.19%             10.67%
            Cum Loss          12.79%              13.45%             13.92%

CLASS B-2   CDR Break         15.62%              12.00%              9.74%
            Cum Loss          11.89%              12.50%             12.93%

CLASS B-3   CDR Break         14.00%              10.84%              8.84%
            Cum Loss          10.95%              11.53%             11.93%

                             (FORWARD CURVES GRAPH)

        RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT
          NOTICES SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING
                                   PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2006-HE6

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 5.3169%, 6ML = 5.3249% and 1Y CMT = 4.9490%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of
(x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus
(b) the total interest due on the Certificates and the net swap payment, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) no defaults and no losses:

PERIOD    EXCESS SPREAD IN BPS (STATIC LIBOR)   EXCESS SPREAD IN BPS (FORWARD LIBOR)
------    -----------------------------------   ------------------------------------
Avg yr1                  297                                     304
Avg yr2                  378                                     384
Avg yr3                  521                                     508
Avg yr4                  509                                     503
Avg yr5                  496                                     496

         EXCESS                     EXCESS
         SPREAD                     SPREAD
         IN BPS  1 MONTH  6 MONTH   IN BPS
        (STATIC  FORWARD  FORWARD  (FORWARD
PERIOD   LIBOR)   LIBOR    LIBOR    LIBOR)
------  -------  -------  -------  --------
1          *     5.3169%  5.3249%      *
2         252    5.3290%  5.2774%     251
3         308    5.3383%  5.2069%     306
4         253    5.2672%  5.1316%     258
5         272    5.1964%  5.0552%     284
6         254    5.1508%  4.9760%     271
7         324    5.0399%  4.8960%     326
8         321    4.9436%  4.8318%     325
9         321    4.8695%  4.7723%     326
10        324    4.8061%  4.7235%     331
11        321    4.7373%  4.6864%     330
12        324    4.6669%  4.6551%     335
13        321    4.6587%  4.6324%     333
14        322    4.6197%  4.6150%     334
15        330    4.5653%  4.6029%     344
16        323    4.5859%  4.5954%     337
17        328    4.5671%  4.5921%     342
18        325    4.5248%  4.5894%     341
19        330    4.5593%  4.5907%     346
20        328    4.5498%  4.5958%     346
21        445    4.5183%  4.6013%     437
22        491    4.5631%  4.6092%     478
23        491    4.5549%  4.6180%     478
24        499    4.5335%  4.6262%     487
25        492    4.5849%  4.6370%     481
26        494    4.5845%  4.6481%     483
27        525    4.5691%  4.6591%     511
28        505    4.6074%  4.6724%     490
29        517    4.6086%  4.6859%     500
30        512    4.5985%  4.6990%     495
31        522    4.6469%  4.7127%     504
32        527    4.6528%  4.7280%     511
33        532    4.6463%  4.7414%     522
34        544    4.6837%  4.7553%     534
35        537    4.6871%  4.7682%     528
36        549    4.6832%  4.7794%     540
37        542    4.7287%  4.7916%     532
38        511    4.7365%  4.8027%     500
39        532    4.7341%  4.8134%     522

         EXCESS                     EXCESS
         SPREAD                     SPREAD
         IN BPS  1 MONTH  6 MONTH   IN BPS
        (STATIC  FORWARD  FORWARD  (FORWARD
PERIOD   LIBOR)   LIBOR    LIBOR    LIBOR)
------  -------  -------  -------  --------
40        501    4.7529%  4.8262%     495
41        512    4.7559%  4.8369%     505
42        500    4.7555%  4.8490%     495
43        510    4.7927%  4.8612%     502
44        498    4.8007%  4.8731%     492
45        497    4.8021%  4.8846%     495
46        508    4.8224%  4.8966%     504
47        495    4.8255%  4.9078%     493
48        506    4.8268%  4.9193%     503
49        494    4.8652%  4.9321%     490
50        493    4.8700%  4.9409%     490
51        527    4.8712%  4.9508%     524
52        491    4.8893%  4.9616%     491
53        502    4.8943%  4.9702%     501
54        489    4.8979%  4.9820%     490
55        500    4.9220%  4.9910%     499
56        488    4.9267%  5.0008%     488
57        488    4.9300%  5.0133%     490
58        499    4.9449%  5.0231%     501
59        487    4.9548%  5.0337%     490
60        498    4.9564%  5.0445%     500
61        456    4.9811%  5.0543%     471
62        455    4.9940%  5.0628%     469
63        492    4.9960%  5.0720%     506
64        454    5.0070%  5.0807%     469
65        472    5.0127%  5.0892%     486
66        452    5.0162%  5.0998%     467
67        470    5.0331%  5.1078%     482
68        450    5.0437%  5.1182%     463
69        449    5.0463%  5.1292%     464
70        467    5.0601%  5.1373%     481
71        448    5.0686%  5.1466%     461
72        466    5.0707%  5.1553%     478
73        446    5.0927%  5.1636%     457
74        445    5.1026%  5.1705%     456
75        501    5.1046%  5.1779%     511
76        443    5.1127%  5.1850%     455
77        461    5.1178%  5.1927%     472
78        441    5.1204%  5.2021%     453

        RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT
          NOTICES SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING
                                   PROSPECTUS.

                                     ANNEX 1

AGGREGATE MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $949,332,623
Aggregate Original Principal Balance      $953,782,582
Number of Mortgage Loans                         5,776

                                MINIMUM     MAXIMUM    AVERAGE (1)
                                -------   ----------  ------------
Original Principal Balance      $10,000   $1,180,000    $165,129
Outstanding Principal Balance   $ 9,989   $1,152,113    $164,358

                                                     WEIGHTED
                               MINIMUM   MAXIMUM   AVERAGE (2)
                               -------   -------   -----------
Original Term (mos)               120       480         352
Stated remaining Term (mos)       116       478         349
Loan Age (mos)                      1        17           4
Current Interest Rate           5.250%   14.999%      8.967%
Initial Interest Rate Cap(4)    1.000%    5.000%      2.726%
Periodic Rate Cap(4)            1.000%    2.000%      1.130%
Gross Margin(4)                 2.500%   12.375%      6.089%
Maximum Mortgage Rate(4)       11.775%   20.400%     15.521%
Minimum Mortgage Rate(4)        4.550%   13.400%      8.641%
Months to Roll(4)                   7       116          22
Original Loan-to-Value          14.48%   100.00%      86.03%
Combined Loan-to-Value          14.48%   100.00%      89.99%
Credit Score (3)                  500       811         616

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   08/01/2016   10/01/2046

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
LIEN POSITION
1st Lien                       93.82%
2nd Lien                        6.18%

OCCUPANCY
Primary                        91.49%
Second Home                     1.63%
Investment                      6.88%

LOAN TYPE
Fixed Rate                     20.04%
ARM                            79.96%

AMORTIZATION TYPE
Fully Amortizing               46.25%
Interest Only                  20.19%
15/30 Balloon                   4.75%
15/40 Balloon                   0.52%
30/40 Balloon                  28.29%
30/50 Balloon                   0.01%

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
YEAR OF ORIGINATION
2005                            0.07%
2006                           99.93%

LOAN PURPOSE
Purchase                       45.39%
Refinance - Rate/Term           7.11%
Refinance - Cashout            47.50%

PROPERTY TYPE
Single Family                  71.10%
Condominium                     4.82%
Planned Unit Development       15.49%
Two- to Four-Family             8.31%
Townhouse                       0.25%
Rowhouse                        0.02%
Modular Homes                   0.01%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF                  MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
MORTGAGE RATES              LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
--------------            --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
5.500% or less                  1       226,500     0.02     5.250      669      226,500      63.80      50.52     100.00   100.00
5.501% to 6.000%               12     3,714,158     0.39     5.875      699      309,513      64.45      43.46     100.00    16.18
6.001% to 6.500%               42    12,939,510     1.36     6.400      663      308,084      70.60      45.76      90.08    53.66
6.501% to 7.000%              154    40,537,183     4.27     6.850      666      263,228      74.08      43.73      69.64    42.48
7.001% to 7.500%              266    69,371,870     7.31     7.337      640      260,797      77.32      43.96      58.23    40.53
7.501% to 8.000%              497   125,073,607    13.17     7.823      636      251,657      82.46      44.06      45.58    38.12
8.001% to 8.500%              541   125,036,760    13.17     8.313      629      231,122      83.88      42.52      38.84    30.14
8.501% to 9.000%              865   166,499,982    17.54     8.814      612      192,486      87.04      43.10      45.85    18.73
9.001% to 9.500%              656   110,751,980    11.67     9.310      598      168,829      88.52      42.55      54.66    10.08
9.501% to 10.000%             840   128,975,248    13.59     9.809      590      153,542      89.61      42.22      50.09     4.62
10.001% to 10.500%            397    53,758,254     5.66    10.279      586      135,411      90.64      41.92      56.78     8.12
10.501% to 11.000%            426    45,389,194     4.78    10.786      587      106,547      91.43      41.62      51.42     0.00
11.001% to 11.500%            375    25,039,744     2.64    11.292      612       66,773      95.24      42.17      42.69     0.00
11.501% to 12.000%            332    21,058,817     2.22    11.811      606       63,430      95.59      42.30      47.32     2.38
12.001% to 12.500%            170    10,344,847     1.09    12.284      628       60,852      97.81      42.86      33.31     0.68
12.501% to 13.000%            139     7,750,895     0.82    12.790      628       55,762      99.28      42.38      37.56     0.00
13.001% to 13.500%             31     1,689,721     0.18    13.261      622       54,507      98.74      40.95      20.06     0.00
13.501% to 14.000%             18       667,315     0.07    13.700      617       37,073      99.99      41.96      25.01     0.00
14.001% to 14.500%             11       431,121     0.05    14.341      630       39,193     100.00      42.30      16.77     0.00
14.501% to 15.000%              3        75,918     0.01    14.886      628       25,306     100.00      44.82      23.57     0.00
                            -----   -----------   ------    ------      ---      -------     ------      -----     ------   ------
TOTAL:                      5,776   949,332,623   100.00     8.967      616      164,358      86.03      42.90      49.80    20.19
                            =====   ===========   ======    ======      ===      =======     ======      =====     ======   ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.250% per annum to 14.999% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.967% per annum.

REMAINING MONTHS TO STATED MATURITY

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF                  MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
------------------------  --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
120 or less                     1       110,533     0.01     7.500      604      110,533      65.00      57.66     100.00    0.00
157 to 168                      2       102,821     0.01    10.694      659       51,411      94.74      39.90      42.97    0.00
169 to 180                  1,005    55,616,318     5.86    11.330      646       55,340      97.05      42.72      33.04    0.00
217 to 228                      3        91,936     0.01    10.017      644       30,645     100.00      36.59     100.00    0.00
229 to 240                     28     2,369,640     0.25     9.028      615       84,630      80.77      41.50      72.32    0.00
289 to 300                      1        98,808     0.01    10.950      670       98,808      90.00      39.72       0.00    0.00
337 to 348                      2       458,890     0.05     7.862      645      229,445     100.00      53.11     100.00    0.00
349 to 360                  4,630   864,419,981    91.06     8.811      614      186,700      85.01      42.93      50.83   22.18
361 or more                   104    26,063,695     2.75     9.093      611      250,612      96.71      42.36      48.40    0.00
                            -----   -----------   ------    ------      ---      -------     ------      -----     ------   -----
TOTAL:                      5,776   949,332,623   100.00     8.967      616      164,358      86.03      42.90      49.80   20.19
                            =====   ===========   ======    ======      ===      =======     ======      =====     ======   =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 116 months to 478 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 349 months.

\
ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                  AGGREGATE                                  AVERAGE
                         NUMBER   PRINCIPAL   PERCENT WEIGHTED   WEIGHTED   PRINCIPAL  WEIGHTED  WEIGHTED
RANGE                      OF      BALANCE      OF     AVERAGE    AVERAGE    BALANCE    AVERAGE   AVERAGE  PERCENT
OF ORIGINAL MORTGAGE    MORTGAGE OUTSTANDING MORTGAGE  COUPON     CREDIT   OUTSTANDING ORIGINAL  DEBT-TO-    FULL  PERCENT
LOAN PRINCIPAL BALANCES   LOANS      ($)     POOL (%)    (%)       SCORE       ($)      LTV (%) INCOME (%) DOC (%)  IO (%)
----------------------- -------- ----------- -------- -------- ----------- ----------- -------- ---------- ------- -------
$50,000 or less             751   24,168,948    2.55   11.311          627    32,182     95.30     40.42    44.80    0.00
$50,001 to $100,000       1,621  119,276,518   12.56   10.090          602    73,582     88.18     39.65    60.37    1.43
$100,001 to $150,000      1,123  139,350,773   14.68    9.314          602   124,088     86.72     41.86    63.85    5.68
$150,001 to $200,000        720  125,172,368   13.19    8.937          602   173,851     84.54     42.43    61.32   11.29
$200,001 to $250,000        428   95,733,844   10.08    8.822          610   223,677     84.71     43.03    53.43   17.64
$250,001 to $300,000        306   83,855,393    8.83    8.580          620   274,037     85.71     43.98    49.26   23.19
$300,001 to $350,000        247   80,146,693    8.44    8.499          617   324,481     85.44     43.74    41.37   24.92
$350,001 to $400,000        181   67,617,733    7.12    8.437          628   373,579     84.15     44.39    37.82   29.61
$400,001 to $450,000        105   44,581,949    4.70    8.461          626   424,590     86.57     44.71    38.94   37.24
$450,001 to $500,000         86   40,996,390    4.32    8.280          628   476,702     85.25     45.62    31.27   43.00
$500,001 to $550,000         60   31,656,298    3.33    8.254          637   527,605     84.96     45.47    38.48   44.88
$550,001 to $600,000         44   25,190,736    2.65    8.439          636   572,517     86.55     43.83    31.97   38.70
$600,001 to $650,000         41   25,690,831    2.71    8.690          645   626,606     87.80     44.35    26.89   53.81
$650,001 to $700,000         20   13,444,493    1.42    8.535          664   672,225     85.11     42.56    19.94   54.64
$700,001 to $750,000         15   10,822,457    1.14    8.643          644   721,497     83.35     43.72    54.08   26.76
$750,001 to $800,000          8    6,235,125    0.66    8.466          646   779,391     83.85     45.64    24.98   37.38
$800,001 to $850,000          8    6,654,014    0.70    8.309  634.8656524   831,752     87.50     47.75    50.87   62.51
$850,001 to $900,000          4    3,507,722    0.37    7.644  685.1537741   876,930     85.00     36.40    24.92   50.10
$900,001 to $950,000          4    3,717,899    0.39    9.137  609.7340427   929,475     83.74     44.54     0.00   25.28
$1,000,001 or greater         4    1,512,439    0.16    8.312  614.9877826   378,110     73.18     51.19    88.01   11.83
                          -----  -----------  ------   ------  -----------   -------     -----     -----    -----   -----
TOTAL:                    5,776  949,332,623  100.00    8.967          616   164,358     86.03     42.90    49.80   20.19
                          =====  ===========  ======   ======  ===========   =======     =====     =====    =====   =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $9,989 to approximately $1,152,113 and the average outstanding principal balance of the Mortgage Loans was approximately $164,358.

PRODUCT TYPES

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
PRODUCT TYPES               LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
-------------             --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
10 Year Fixed Loans             1       110,533     0.01     7.500      604      110,533      65.00      57.66     100.00     0.00
15 Year Fixed Loans            91     5,751,396     0.61     9.122      621       63,202      76.03      39.70      59.89     0.00
20 Year Fixed Loans            31     2,461,577     0.26     9.065      616       79,406      81.48      41.32      73.35     0.00
25 Year Fixed Loans             1        98,808     0.01    10.950      670       98,808      90.00      39.72       0.00     0.00
30 Year Fixed Loans           830   109,150,579    11.50     8.705      617      131,507      81.93      40.90      66.14     9.63
15/30 Balloon Loans           854    45,060,848     4.75    11.518      648       52,764      99.41      42.82      29.58     0.00
15/40 Balloon Loans            61     4,871,654     0.51    12.169      658       79,863      99.94      45.35      32.97     0.00
30/40 Balloon Loans           123    22,737,694     2.40     8.267      614      184,859      80.37      43.46      67.77     0.00
1/29 LIBOR Loans                1        39,934     0.00    11.450      532       39,934      80.00      34.35     100.00     0.00
1/29 LIBOR Loans
   (40 due in 30)               1       227,740     0.02     8.050      630      227,740      80.00      43.11       0.00     0.00
2/28 LIBOR Loans            2,357   421,834,606    44.43     8.944      609      178,971      85.04      42.69      49.71    34.64
2/28 LIBOR Loans
   (40 due in 30)             841   201,000,963    21.17     8.766      607      239,002      83.70      44.21      44.98     0.00
2/28 LIBOR Loans
   (40 due in 40)             100    25,290,575     2.66     9.078      611      252,906      96.61      42.37      47.72     0.00
2/28 LIBOR Loans
   (50 due in 30)               1        99,953     0.01     7.375      640       99,953      65.79      45.85     100.00     0.00
3/27 LIBOR Loans              261    54,667,496     5.76     8.650      643      209,454      92.25      42.92      50.62    47.66
3/27 LIBOR Loans
   (40 due in 30)             174    42,102,185     4.43     8.769      642      241,967      93.07      44.58      43.41     0.00
3/27 LIBOR Loans
   (40 due in 40)               4       773,119     0.08     9.574      614      193,280     100.00      41.97      70.78     0.00
5/25 LIBOR Loans               19     5,252,518     0.55     7.820      660      276,448      84.24      46.92      62.01    75.62
5/25 LIBOR Loans
   (40 due in 30)              10     2,513,322     0.26     7.750      624      251,332      70.45      38.51      77.07     0.00
10/20 LIBOR Loans               2       448,000     0.05     8.468      642      224,000      80.00      41.30       0.00   100.00
5/25 Treasury Loans            13     4,839,122     0.51     7.901      655      372,240      87.32      38.91      17.81    94.58
                            -----   -----------   ------    ------      ---      -------     ------      -----     ------   ------
TOTAL:                      5,776   949,332,623   100.00     8.967      616      164,358      86.03      42.90      49.80    20.19
                            =====   ===========   ======    ======      ===      =======     ======      =====     ======   ======

AMORTIZATION TYPE

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
AMORTIZATION TYPE           LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
-----------------         --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
Fully Amortizing            3,120   439,020,445    46.25     9.218      596      140,712      85.82      41.38     60.03      0.00
Balloon                     2,065   318,614,359    33.56     9.163      619      154,293      87.06      43.98     44.28      0.00
24 Month Interest-Only          1       237,000     0.02     7.100      730      237,000     100.00      43.39      0.00    100.00
60 Month Interest-Only        582   188,958,259    19.90     8.071      657      324,671      84.92      44.55     34.98    100.00
120 Month Interest-Only         8     2,502,560     0.26     7.848      612      312,820      75.14      48.76     82.10    100.00
                            -----   -----------   ------     -----      ---      -------     ------      -----     -----    ------
TOTAL:                      5,776   949,332,623   100.00     8.967      616      164,358      86.03      42.90     49.80     20.19
                            =====   ===========   ======     =====      ===      =======     ======      =====     =====    ======

ADJUSTMENT TYPE

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
ADJUSTMENT TYPE             LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
---------------           --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
ARM                         3,784   759,089,533    79.96     8.852      613      200,605      86.00      43.19     48.07    23.87
Fixed Rate                  1,992   190,243,090    20.04     9.425      625       95,504      86.15      41.75     56.72     5.53
                            -----   -----------   ------     -----      ---      -------      -----      -----     -----    -----
TOTAL:                      5,776   949,332,623   100.00     8.967      616      164,358      86.03      42.90     49.80    20.19
                            =====   ===========   ======     =====      ===      =======      =====      =====     =====    =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
GEOGRAPHIC                MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
DISTRIBUTION                LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
------------              --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
Alabama                        50     4,944,538     0.52     9.878      594       98,891      92.93      40.62      80.34    0.00
Alaska                          1       299,599     0.03     8.450      733      299,599     100.00      45.78       0.00    0.00
Arizona                       178    31,081,229     3.27     8.674      617      174,614      85.00      43.18      62.71   25.52
Arkansas                       29     2,869,624     0.30     9.107      603       98,953      88.64      39.65      62.17   10.86
California                    711   206,379,991    21.74     8.255      640      290,267      82.04      45.03      30.55   48.26
Colorado                      124    16,575,346     1.75     8.965      638      133,672      91.62      42.59      53.71   30.60
Connecticut                    35     7,610,328     0.80     8.936      637      217,438      87.78      41.74      48.46   19.53
Delaware                       10     2,003,174     0.21     8.957      644      200,317      85.96      38.82      38.12    0.00
District of Columbia           13     3,819,522     0.40     8.629      614      293,809      82.14      38.90      43.44   25.09
Florida                       634   111,263,557    11.72     8.986      619      175,495      82.91      42.33      41.45   14.40
Georgia                       226    32,132,710     3.38     9.621      596      142,180      88.92      42.15      61.06    5.30
Hawaii                         13     5,015,702     0.53     8.439      616      385,823      87.15      46.21      26.05   22.26
Idaho                          53     7,600,918     0.80     9.139      612      143,414      88.60      43.58      57.63   12.61
Illinois                      256    42,581,868     4.49     9.229      608      166,335      88.73      42.68      56.26    6.46
Indiana                       147    13,622,135     1.43     9.784      603       92,668      89.62      38.70      63.54    4.45
Iowa                           38     3,885,388     0.41     9.887      582      102,247      91.09      39.83      80.39    0.00
Kansas                         58     6,017,232     0.63     9.639      598      103,745      92.21      40.69      80.39    2.23
Kentucky                       47     4,975,208     0.52     9.194      587      105,855      88.04      42.83      70.68    0.00
Louisiana                      44     4,837,862     0.51     9.443      595      109,951      90.57      40.27      68.89    4.57
Maine                          23     3,500,850     0.37     9.440      613      152,211      89.34      43.44      54.99   10.97
Maryland                      144    37,556,273     3.96     9.015      612      260,807      87.73      44.04      51.73   21.01
Massachusetts                  66    17,993,202     1.90     8.807      633      272,624      88.59      43.75      42.02   15.30
Michigan                      262    30,361,123     3.20     9.749      591      115,882      87.20      41.11      52.49    8.04
Minnesota                      54     9,259,104     0.98     9.376      613      171,465      91.75      43.71      43.56   13.92
Mississippi                    34     2,849,419     0.30     9.885      585       83,806      91.60      40.49      85.82    0.00
Missouri                      166    18,804,552     1.98     9.540      586      113,280      88.17      41.00      65.59    4.32
Montana                         6       503,890     0.05     9.465      601       83,982      86.02      44.04      46.61   38.63
Nebraska                       25     2,406,855     0.25     9.810      603       96,274      92.38      38.02      66.45    4.36
Nevada                         87    17,265,220     1.82     8.829      623      198,451      85.16      41.74      29.48   22.73
New Hampshire                   9     1,802,764     0.19     9.240      627      200,307      87.80      44.45      36.00   57.91
New Jersey                    110    29,030,474     3.06     8.959      613      263,913      85.85      42.77      41.35    7.05
New Mexico                     29     3,865,074     0.41     9.459      582      133,278      87.27      43.02      80.91    8.75
New York                       86    20,654,903     2.18     8.646      647      240,173      86.94      46.27      47.51   20.53
North Carolina                199    25,300,202     2.67     9.491      591      127,137      86.93      42.65      66.45    9.23
North Dakota                    1        62,511     0.01     9.500      592       62,511      95.00      25.84     100.00    0.00
Ohio                          442    45,118,214     4.75     9.543      593      102,077      88.67      40.90      66.46    7.13
Oklahoma                       80     6,451,603     0.68     9.643      581       80,645      86.20      40.30      74.48    5.52
Oregon                         78    14,079,370     1.48     8.522      601      180,505      84.85      43.28      76.71   11.12
Pennsylvania                  211    22,117,472     2.33     9.438      587      104,822      86.65      41.65      70.51    6.81
Rhode Island                   11     2,446,481     0.26     8.824      660      222,407      95.00      48.62      47.63   23.63
South Carolina                100    13,854,784     1.46     9.254      591      138,548      86.88      42.31      72.15    9.39
Tennessee                     101     9,808,968     1.03     9.509      587       97,118      88.98      41.58      77.83    4.25
Texas                         414    38,833,171     4.09     9.172      607       93,800      89.13      41.00      56.84    1.37
Utah                           55     9,345,920     0.98     8.960      634      169,926      88.58      40.90      51.70   27.86
Vermont                         7     1,099,644     0.12     9.177      613      157,092      89.99      46.35      48.52   10.16
Virginia                      129    26,262,669     2.77     9.063      620      203,587      86.50      43.56      36.33   21.91
Washington                    122    24,751,305     2.61     8.446      616      202,880      87.21      42.32      64.12   18.21
West Virginia                  14     1,703,273     0.18     9.752      593      121,662      85.03      42.47      79.34   21.18
Wisconsin                      36     3,882,904     0.41    10.155      587      107,858      90.34      43.51      76.64    0.00
Wyoming                         8       844,498     0.09     9.424      640      105,562      86.63      39.88      44.08   25.55
                            -----   -----------   ------    ------      ---      -------     ------      -----     ------   -----
TOTAL:                      5,776   949,332,623   100.00     8.967      616      164,358      86.03      42.90      49.80   20.19
                            =====   ===========   ======    ======      ===      =======     ======      =====     ======   =====

No more than approximately 0.31% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF ORIGINAL         MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
--------------------      --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
50.00% or less                100    14,799,444     1.56     7.617     628       147,994      41.54      40.37     67.39     8.72
50.01% to 55.00%               41     6,475,600     0.68     7.827     619       157,941      52.68      42.89     69.43     0.00
55.01% to 60.00%               59    10,450,391     1.10     7.837     615       177,125      57.89      39.06     56.12    13.26
60.01% to 65.00%              111    19,654,597     2.07     7.802     614       177,068      63.45      43.72     63.03    10.79
65.01% to 70.00%              159    32,408,668     3.41     8.043     606       203,828      68.69      42.43     55.03    11.55
70.01% to 75.00%              191    38,040,104     4.01     8.506     583       199,163      74.09      43.01     52.57    10.68
75.01% to 80.00%            1,255   252,206,102    26.57     8.311     624       200,961      79.80      43.15     40.74    35.43
80.01% to 85.00%              449    94,015,922     9.90     8.915     588       209,390      84.64      43.21     49.52    20.97
85.01% to 90.00%            1,100   183,579,843    19.34     9.283     595       166,891      89.69      42.33     59.94    16.36
90.01% to 95.00%              529    90,054,208     9.49     9.475     618       170,235      94.75      42.43     55.32    14.35
95.01% to 100.00%           1,782   207,647,743    21.87     9.815     644       116,525      99.89      43.51     44.81    13.04
                            -----   -----------   ------     -----     ---       -------      -----      -----     -----    -----
TOTAL:                      5,776   949,332,623   100.00     8.967     616       164,358      86.03      42.90     49.80    20.19
                            =====   ===========   ======     =====     ===       =======      =====      =====     =====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 14.48% to 100.00%. Mortgage insurance exists on 24.24% of the Mortgage Loans, resulting in an Effective Loan-to-Value Ratio of 78.48%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 6.18% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.25%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.52%.

COMBINED LOAN-TO-VALUE RATIOS

                                     AGGREGATE                                     AVERAGE              WEIGHTED
                           NUMBER    PRINCIPAL   PERCENT OF  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE  PERCENT
                             OF       BALANCE     MORTGAGE    AVERAGE  AVERAGE     BALANCE     AVERAGE  DEBT-TO-    FULL
RANGE OF COMBINED         MORTGAGE  OUTSTANDING     POOL      COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     DOC    PERCENT
LOAN-TO-VALUE RATIOS        LOANS       ($)          (%)        (%)      SCORE       ($)       LTV (%)     (%)      (%)     IO (%)
--------------------      --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                 99    14,624,840      1.54      7.619      628      147,726      41.44     40.35    68.19     8.82
50.01% to 55.00%               40     6,134,749      0.65      7.811      619      153,369      52.60     44.74    67.73     0.00
55.01% to 60.00%               58    10,330,699      1.09      7.832      614      178,116      57.87     39.04    55.61    13.41
60.01% to 65.00%              109    19,281,036      2.03      7.813      616      176,890      63.45     43.84    62.32    11.00
65.01% to 70.00%              155    31,158,487      3.28      8.045      603      201,022      68.46     42.40    57.03     9.90
70.01% to 75.00%              170    33,640,236      3.54      8.547      577      197,884      74.09     42.97    53.23     9.40
75.01% to 80.00%              512    88,760,475      9.35      8.498      591      173,360      79.43     42.47    50.46    11.11
80.01% to 85.00%              379    73,528,312      7.75      9.122      575      194,006      84.44     42.26    54.58     5.19
85.01% to 90.00%             1035   173,248,572     18.25      9.265      596      167,390      89.08     42.16    59.76    13.40
90.01% to 95.00%              638   110,262,891     11.61      9.360      618      172,826      92.67     42.13    53.78    18.91
95.01% to 100.00%           2,581   388,362,326     40.91      9.068      641      150,470      91.12     43.82    40.54    31.65
                            -----   -----------    ------      -----      ---      -------      -----     -----    -----    -----
TOTAL:                      5,776   949,332,623    100.00      8.967      616      164,358      86.03     42.90    49.80    20.19
                            =====   ===========    ======      =====      ===      =======      =====     =====    =====    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 14.48% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 89.99%. This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 6.18% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.25%. Approximately 22.52% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.76%.

MORTGAGE INSURANCE

                                     AGGREGATE                                     AVERAGE              WEIGHTED
                           NUMBER    PRINCIPAL   PERCENT OF  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE  PERCENT
                             OF       BALANCE     MORTGAGE    AVERAGE  AVERAGE     BALANCE     AVERAGE  DEBT-TO-    FULL
RANGE OF COMBINED         MORTGAGE  OUTSTANDING     POOL      COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     DOC    PERCENT
LOAN-TO-VALUE RATIOS        LOANS       ($)          (%)        (%)      SCORE       ($)       LTV (%)     (%)      (%)     IO (%)
--------------------      --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Loans with Mortgage
   Insurance                  978   230,143,458     24.24      8.875      623      235,321      90.52     42.58    45.71    24.83
Loans with no Mortgage
   Insurance                4,798   719,189,165     75.76      8.996      613      149,894      84.60     43.01    51.11    18.71
                            -----   -----------    ------      -----      ---      -------      -----     -----    -----    -----
TOTAL:                      5,776   949,332,623    100.00      8.967      616      164,358      86.03     42.90    49.80    20.19
                            =====   ===========    ======      =====      ===      =======      =====     =====    =====    =====

DEBT-TO-INCOME RATIOS

                                     AGGREGATE                                     AVERAGE              WEIGHTED
                           NUMBER    PRINCIPAL   PERCENT OF  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE  PERCENT
                             OF       BALANCE     MORTGAGE    AVERAGE  AVERAGE     BALANCE     AVERAGE  DEBT-TO-    FULL
RANGE OF DEBT-TO-         MORTGAGE  OUTSTANDING     POOL      COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     DOC    PERCENT
INCOME RATIOS               LOANS       ($)          (%)        (%)      SCORE       ($)       LTV (%)     (%)      (%)     IO (%)
-----------------         --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                211    31,078,553      3.27      9.072      639      147,292      83.51     14.56     33.14   16.12
20.01% to 25.00%              173    20,315,997      2.14      9.089      607      117,434      85.95     22.80     65.02    7.86
25.01% to 30.00%              308    37,096,008      3.91      9.075      607      120,442      83.16     27.84     53.42   15.56
30.01% to 35.00%              506    65,992,118      6.95      8.999      610      130,419      82.76     32.61     54.83    9.93
35.01% to 40.00%              737   106,026,813     11.17      9.123      609      143,863      85.45     37.70     47.36   15.43
40.01% to 45.00%            1,394   240,276,591     25.31      9.005      626      172,365      87.78     42.88     35.87   19.48
45.01% to 50.00%            2,038   355,161,535     37.41      9.034      613      174,270      87.18     47.94     52.06   25.32
50.01% to 55.00%              376    84,774,957      8.93      8.392      610      225,465      83.10     52.91     74.72   22.56
55.01% to 60.00%               33     8,610,052      0.91      7.532      627      260,911      72.78     56.45    100.00    6.22
                            -----   -----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                      5,776   949,332,623    100.00      8.967      616      164,358      86.03     42.90     49.80   20.19
                            =====   ===========    ======      =====      ===      =======      =====     =====    ======   =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 0.16% to 59.91% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 42.90%.

LOAN PURPOSE

                                     AGGREGATE                                     AVERAGE              WEIGHTED
                           NUMBER    PRINCIPAL   PERCENT OF  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE  PERCENT
                             OF       BALANCE     MORTGAGE    AVERAGE  AVERAGE     BALANCE     AVERAGE  DEBT-TO-    FULL
                          MORTGAGE  OUTSTANDING     POOL      COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     DOC    PERCENT
LOAN PURPOSE                LOANS       ($)          (%)        (%)      SCORE       ($)       LTV (%)     (%)      (%)     IO (%)
------------              --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Refinance - Cashout         2,438   450,919,100     47.50      8.825      599      184,955      82.63     42.94    56.59    14.65
Purchase                    2,952   430,935,807     45.39      9.181      634      145,981      89.94     42.99    41.03    25.85
Refinance - Rate Term         386    67,477,717      7.11      8.547      613      174,813      83.79     42.10    60.43    21.13
                            -----   -----------    ------      -----      ---      -------      -----     -----    -----    -----
TOTAL:                      5,776   949,332,623    100.00      8.967      616      164,358      86.03     42.90    49.80    20.19
                            =====   ===========    ======      =====      ===      =======      =====     =====    =====    =====

PROPERTY TYPE

                                     AGGREGATE                                     AVERAGE              WEIGHTED
                           NUMBER    PRINCIPAL   PERCENT OF  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE  PERCENT
                             OF       BALANCE     MORTGAGE    AVERAGE  AVERAGE     BALANCE     AVERAGE  DEBT-TO-    FULL
                          MORTGAGE  OUTSTANDING     POOL      COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     DOC    PERCENT
PROPERTY TYPE               LOANS       ($)          (%)        (%)      SCORE       ($)       LTV (%)     (%)      (%)     IO (%)
-------------             --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Single Family               4,340   674,946,140     71.10      8.981      610      155,518      85.89     42.86     51.65   19.07
Planned Unit Development      758   147,095,553     15.49      8.919      617      194,057      86.15     42.96     51.94   22.18
Two- to Four-Family           379    78,864,133      8.31      8.999      650      208,085      87.28     42.88     34.17   20.55
Condominium                   284    45,722,319      4.82      8.840      631      160,994      84.90     43.40     42.99   29.83
Townhouse                      12     2,417,195      0.25      9.202      637      201,433      98.16     42.56     34.26   21.89
Rowhouse                        2       147,925      0.02      8.290      650       73,963      90.00     42.26    100.00    0.00
Modular Home                    1       139,360      0.01      9.250      601      139,360      90.00     54.11    100.00    0.00
                            -----   -----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                      5,776   949,332,623    100.00      8.967      616      164,358      86.03     42.90     49.80   20.19
                            =====   ===========    ======      =====      ===      =======      =====     =====    ======   =====

DOCUMENTATION

                                     AGGREGATE                                     AVERAGE              WEIGHTED
                           NUMBER    PRINCIPAL   PERCENT OF  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE  PERCENT
                             OF       BALANCE     MORTGAGE    AVERAGE  AVERAGE     BALANCE     AVERAGE  DEBT-TO-    FULL
                          MORTGAGE  OUTSTANDING     POOL      COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     DOC    PERCENT
DOCUMENTATION               LOANS       ($)          (%)        (%)      SCORE       ($)       LTV (%)     (%)      (%)     IO (%)
-------------             --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
NovaStar - Full
   Documentation            1,341   191,740,718     20.20      9.082      578      142,983      83.63     42.88    100.00   10.02
NovaStar - Stated Income      713   122,436,058     12.90      9.498      626      171,720      86.06     42.05      0.00   27.88
NovaStar - No
   Documentation               41     7,317,981      0.77      9.041      687      178,487      85.13     54.43      0.00   27.53
NovaStar - Limited
   Documentation               16     2,868,056      0.30      8.861      569      179,254      82.71     38.20      0.00    3.87
NovaStar - No Income
   No Asset                    10     2,933,775      0.31      9.061      714      293,377      86.88        --      0.00   43.63
Accredited - Full
   Documentation              409    70,058,967      7.38      9.003      607      171,293      93.59     43.38    100.00   21.38
Accredited - Stated
   Income                     207    56,130,438      5.91      8.612      673      271,162      95.50     42.67      0.00   15.56
Accredited - Alternative       31     7,472,851      0.79      8.900      637      241,060      93.75     41.69      0.00   19.95
Accredited - Lite               4     1,184,737      0.12      9.155      615      296,184      89.03     41.67      0.00    0.00
Fieldstone - Full
   Documentation              331    46,957,131      4.95      8.803      608      141,864      95.05     44.31    100.00   21.72
Fieldstone - Stated
   Income                     249    39,324,669      4.14      8.953      673      157,930      90.41     42.68      0.00   50.29
Fieldstone - 12 Months
   Bank Statements            126    29,104,335      3.07      8.497      628      230,987      89.04     39.44      0.00   44.65
Fieldstone - 24 Months
   Bank Statements             26     5,622,661      0.59      8.255      646      216,256      91.17     36.09      0.00   59.86
Other - Full
   Documentation            1,078   163,999,500     17.28      8.610      599      152,133      81.84     43.42    100.00   14.49
Other - Stated
   Documentation              657   128,929,168     13.58      9.085      636      196,239      82.37     44.14      0.00   22.53
Other - Other
   Documentation              537    73,251,576      7.72      8.958      621      136,409      83.26     42.11      0.00   14.46
                            -----   -----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                      5,776   949,332,623    100.00      8.967      616      164,358      86.03     42.90     49.80   20.19
                            =====   ===========    ======      =====      ===      =======      =====     =====    ======   =====

OCCUPANCY

                                     AGGREGATE                                     AVERAGE              WEIGHTED
                           NUMBER    PRINCIPAL   PERCENT OF  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE  PERCENT
                             OF       BALANCE     MORTGAGE    AVERAGE  AVERAGE     BALANCE     AVERAGE  DEBT-TO-    FULL
                          MORTGAGE  OUTSTANDING     POOL      COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     DOC    PERCENT
OCCUPANCY                   LOANS       ($)          (%)        (%)      SCORE       ($)       LTV (%)     (%)      (%)     IO (%)
---------                 --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Primary                      5169   868,556,370     91.49      8.934      613      168,032      86.16     43.20    50.86    20.92
Investment                    515    65,278,641      6.88      9.335      648      126,755      85.07     39.59    43.57    10.72
Second Home                    92    15,497,612      1.63      9.262      664      168,452      83.13     39.90    16.74    19.26
                            -----   -----------    ------      -----      ---      -------      -----     -----    -----    -----
TOTAL:                      5,776   949,332,623    100.00      8.967      616      164,358      86.03     42.90    49.80    20.19
                            =====   ===========    ======      =====      ===      =======      =====     =====    =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                     AGGREGATE                                     AVERAGE              WEIGHTED
                           NUMBER    PRINCIPAL   PERCENT OF  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE  PERCENT
                             OF       BALANCE     MORTGAGE    AVERAGE  AVERAGE     BALANCE     AVERAGE  DEBT-TO-    FULL
MORTGAGE LOANS AGE        MORTGAGE  OUTSTANDING     POOL      COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     DOC    PERCENT
(MONTHS)                    LOANS       ($)          (%)        (%)      SCORE       ($)       LTV (%)     (%)      (%)     IO (%)
------------------        --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
1                              19     2,975,674      0.31      9.205      650      156,614      89.91     44.70     23.63   40.29
2                           1,001   170,592,143     17.97      8.738      626      170,422      87.60     42.88     42.22   33.70
3                           1,262   210,265,167     22.15      9.057      610      166,613      83.70     43.11     54.03   21.31
4                           2,035   322,379,152     33.96      9.077      607      158,417      83.45     42.98     48.22   16.22
5                             960   162,584,941     17.13      8.938      625      169,359      90.45     42.81     52.99   17.66
6                             379    64,186,400      6.76      8.847      626      169,357      89.57     42.37     55.50    9.70
7                              94    13,829,909      1.46      8.751      630      147,127      91.71     40.97     53.41    4.16
8                              16     1,758,267      0.19      8.563      656      109,892      90.74     45.12     63.64   22.66
10                              2        58,198      0.01     11.372      636       29,099     100.00     40.10    100.00    0.00
11                              1        49,125      0.01     10.450      637       49,125     100.00     43.90    100.00    0.00
12                              3       115,202      0.01     10.441      675       38,401     100.00     39.66     49.10    0.00
13                              2        84,514      0.01      9.407      701       42,257     100.00     44.24    100.00    0.00
15                              1        44,183      0.00     10.300      608       44,183      87.77     36.47    100.00    0.00
17                              1       409,748      0.04      7.750      632      409,748     100.00     53.49    100.00    0.00
                            -----   -----------    ------     ------      ---      -------     ------     -----    ------   -----
TOTAL:                      5,776   949,332,623    100.00      8.967      616      164,358      86.03     42.90     49.80   20.19
                            =====   ===========    ======     ======      ===      =======     ======     =====    ======   =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                     AGGREGATE                                     AVERAGE              WEIGHTED
                           NUMBER    PRINCIPAL   PERCENT OF  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE  PERCENT
                             OF       BALANCE     MORTGAGE    AVERAGE  AVERAGE     BALANCE     AVERAGE  DEBT-TO-    FULL
ORIGINAL PREPAYMENT       MORTGAGE  OUTSTANDING     POOL      COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     DOC    PERCENT
PENALTY TERM                LOANS       ($)          (%)        (%)      SCORE       ($)       LTV (%)     (%)      (%)     IO (%)
-------------------       --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                        1,872   286,553,397     30.18      9.338      616      153,073      87.15     42.67     47.46   18.62
6 Months                       17     2,018,298      0.21      9.328      613      118,723      97.39     43.94     73.05    0.00
12 Months                     141    38,587,255      4.06      8.800      633      273,668      84.11     44.13     37.67   26.79
18 Months                       2       521,001      0.05      8.936      550      260,500      85.54     45.08     22.58    0.00
24 Months                   2,102   359,278,665     37.85      8.874      613      170,922      85.20     43.35     45.56   22.51
30 Months                       4     1,012,118      0.11      9.346      621      253,029      94.37     42.43     68.38   59.76
36 Months                   1,517   242,509,133     25.55      8.698      617      159,861      85.58     42.34     58.87   18.34
48 Months                       4       940,359      0.10      8.510      604      235,090      93.89     44.26    100.00   33.78
60 Months                     117    17,912,399      1.89      8.851      613      153,097      92.95     42.45     69.94    9.68
                            -----   -----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                      5,776   949,332,623    100.00      8.967      616      164,358      86.03     42.90     49.80   20.19
                            =====   ===========    ======      =====      ===      =======      =====     =====    ======   =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 29 months.

CREDIT SCORES

                                     AGGREGATE                                     AVERAGE              WEIGHTED
                           NUMBER    PRINCIPAL   PERCENT OF  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE  PERCENT
                             OF       BALANCE     MORTGAGE    AVERAGE  AVERAGE     BALANCE     AVERAGE  DEBT-TO-    FULL
RANGE OF                  MORTGAGE  OUTSTANDING     POOL      COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     DOC    PERCENT
CREDIT SCORES               LOANS       ($)          (%)        (%)      SCORE       ($)       LTV (%)     (%)      (%)     IO (%)
-------------             --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
500                            12     1,400,702      0.15      9.379      500      116,725      74.07     40.68     91.90    0.00
501 to 525                    270    42,170,843      4.44      9.906      515      156,188      81.45     43.86     78.10    0.00
526 to 550                    575    88,979,049      9.37      9.555      539      154,746      83.66     42.88     80.55    1.36
551 to 575                    676   101,395,975     10.68      9.289      564      149,994      84.54     41.98     74.07    2.33
576 to 600                  1,166   182,553,524     19.23      9.016      589      156,564      87.24     42.46     71.09    6.76
601 to 625                    872   128,763,577     13.56      8.961      613      147,665      85.11     42.76     48.90   20.78
626 to 650                    876   149,077,588     15.70      8.853      638      170,180      86.67     43.80     24.11   35.17
651 to 675                    665   115,299,862     12.15      8.786      661      173,383      87.32     42.58     20.68   38.48
676 to 700                    347    68,378,890      7.20      8.459      687      197,057      87.85     43.18     26.73   32.26
701 to 725                    136    30,795,798      3.24      8.059      712      226,440      86.94     43.94     27.90   50.28
726 to 750                     95    21,888,379      2.31      8.150      735      230,404      88.59     43.65     27.23   34.02
751 to 775                     57    11,751,889      1.24      8.250      765      206,173      87.04     40.91     32.59   31.68
776 to 800                     27     6,616,460      0.70      8.060      788      245,054      88.42     45.57     34.92   53.14
801 to 811                      2       260,086      0.03      6.639      810      130,043      55.31     40.71    100.00    0.00
                            -----   -----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                      5,776   949,332,623    100.00      8.967      616      164,358      86.03     42.90     49.80   20.19
                            =====   ===========    ======      =====      ===      =======      =====     =====    ======   =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 811 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 616.

CREDIT GRADE

                                     AGGREGATE                                     AVERAGE              WEIGHTED
                           NUMBER    PRINCIPAL   PERCENT OF  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE  PERCENT
                             OF       BALANCE     MORTGAGE    AVERAGE  AVERAGE     BALANCE     AVERAGE  DEBT-TO-    FULL
                          MORTGAGE  OUTSTANDING     POOL      COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     DOC    PERCENT
CREDIT GRADE                LOANS       ($)          (%)        (%)      SCORE       ($)       LTV (%)     (%)      (%)     IO (%)
-------------             --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
NovaStar - Alt A              309    53,589,233      5.64      8.937      665      173,428      84.99     42.41      9.28   46.89
NovaStar - M1               1,367   195,470,174     20.59      9.118      597      142,992      83.98     42.31     66.86   13.51
NovaStar - M2                 315    54,694,143      5.76      9.778      567      173,632      88.06     43.54     65.45    9.55
NovaStar - M3                 126    22,996,194      2.42      9.636      545      182,509      80.95     42.64     86.07    0.00
NovaStar - M4                   4       546,844      0.06      8.922      574      136,711      74.26     29.71     90.14    0.00
Accredited - A+               257    66,995,103      7.06      8.314      685      260,681      95.80     43.22     30.28   30.90
Accredited - A                327    57,162,010      6.02      9.308      591      174,807      93.51     42.81     70.92    7.29
Accredited - A-                55     9,142,176      0.96      9.600      570      166,221      90.35     42.16     84.07    3.65
Accredited - B                 11     1,435,992      0.15      9.481      566      130,545      88.47     44.19    100.00    0.00
Accredited - C                  1       111,713      0.01      9.375      500      111,713      60.54     27.90    100.00    0.00
Fieldstone - A                716   117,282,744     12.35      8.753      637      163,803      92.25     42.52     39.47   39.26
Fieldstone - A-                 1       496,807      0.05      9.990      539      496,807      85.00     35.37      0.00    0.00
Fieldstone - B                  4       382,908      0.04     10.034      571       95,727      76.41     43.40      0.00    0.00
Fieldstone - No Grade          11     2,846,337      0.30      8.330      618      258,758      81.28     31.03     23.39   10.33
Other Underwriting
   Guidelines               2,272   366,180,245     38.57      8.847      616      161,171      82.31     43.42     44.79   17.32
                            -----   -----------    ------     ------      ---      -------      -----     -----    ------   -----
TOTAL:                      5,776   949,332,623    100.00      8.967      616      164,358      86.03     42.90     49.80   20.19
                            =====   ===========    ======     ======      ===      =======      =====     =====    ======   =====

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF                  MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
GROSS MARGINS               LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
-------------             --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
2.500% or less                  1       136,851     0.02     9.625      683      136,851      97.86      40.01       0.00    0.00
2.501% to 3.000%                1       145,486     0.02     9.850      578      145,486      94.39      28.42     100.00    0.00
3.001% to 3.500%                2       499,126     0.07     6.964      671      249,563      80.00      40.44       0.00   28.53
3.501% to 4.000%                5     1,343,250     0.18     7.271      691      268,650      89.32      45.31      75.90   75.90
4.001% to 4.500%               53    15,842,234     2.09     7.376      673      298,910      86.40      45.36      67.75   44.73
4.501% to 5.000%              217    62,542,466     8.24     7.898      653      288,214      84.36      44.25      41.62   51.63
5.001% to 5.500%              508   120,203,248    15.84     8.508      625      236,621      87.40      44.24      51.96   31.55
5.501% to 6.000%              927   198,482,715    26.15     8.706      614      214,113      86.20      43.19      45.70   23.80
6.001% to 6.500%              826   162,843,888    21.45     9.004      599      197,148      85.21      42.37      42.71   24.93
6.501% to 7.000%              741   121,193,246    15.97     9.533      595      163,554      85.89      43.46      49.37    7.96
7.001% to 7.500%              200    31,110,964     4.10     9.163      605      155,555      84.93      41.13      60.49   11.10
7.501% to 8.000%              165    25,624,028     3.38     9.485      602      155,297      84.99      41.33      53.43    6.12
8.001% to 8.500%               53     8,811,860     1.16     9.434      620      166,262      88.49      43.01      47.84    2.55
8.501% to 9.000%               31     4,522,540     0.60    10.072      614      145,888      88.50      44.24      57.96    0.00
9.001% to 9.500%               21     2,602,248     0.34    10.549      602      123,917      94.60      42.21      75.00    0.00
9.501% to 10.000%              13     1,266,646     0.17    10.981      585       97,434      94.09      41.92      91.70    0.00
10.001% to 10.500%             11     1,122,462     0.15    11.397      584      102,042      97.91      43.81     100.00    0.00
10.501% to 11.000%              6       552,197     0.07    11.748      592       92,033     100.00      45.51     100.00    0.00
11.001% to 11.500%              2       109,923     0.01    12.295      565       54,962      94.55      40.26     100.00    0.00
12.001% to 12.500%              1       134,156     0.02    13.375      552      134,156      85.00      13.70     100.00    0.00
                            -----   -----------   ------    ------      ---      -------     ------      -----     ------   -----
TOTAL:                      3,784   759,089,533   100.00     8.852      613      200,605      86.00      43.19      48.07   23.87
                            =====   ===========   ======    ======      ===      =======     ======      =====     ======   =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.500% per annum to 12.375% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.089% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF MAXIMUM          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
MORTGAGE RATES              LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
----------------          --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
11.501% to 12.000%              5     1,444,189     0.19     6.099      655      288,838      76.22      47.48     100.00   27.83
12.001% to 12.500%             10     3,089,772     0.41     6.361      661      308,977      76.15      49.21      83.16   69.72
12.501% to 13.000%             33    11,851,652     1.56     6.910      656      359,141      78.76      45.94      51.95   65.67
13.001% to 13.500%             83    25,747,812     3.39     7.135      645      310,215      79.11      45.84      52.43   62.38
13.501% to 14.000%            216    53,731,162     7.08     7.564      644      248,755      78.63      44.66      43.03   45.90
14.001% to 14.500%            283    73,602,593     9.70     7.893      635      260,080      81.74      43.23      41.67   39.49
14.501% to 15.000%            505   120,132,933    15.83     8.248      630      237,887      85.62      43.77      43.36   34.84
15.001% to 15.500%            450    98,202,044    12.94     8.608      626      218,227      86.05      43.03      43.69   27.00
15.501% to 16.000%            630   130,058,674    17.13     9.070      606      206,442      87.38      42.94      44.74   14.26
16.001% to 16.500%            410    75,637,443     9.96     9.423      595      184,482      88.98      42.86      53.15    9.80
16.501% to 17.000%            499    82,627,280    10.89     9.892      587      165,586      89.56      41.93      51.78    3.48
17.001% to 17.500%            258    37,856,096     4.99    10.308      578      146,729      90.01      42.03      60.05    8.69
17.501% to 18.000%            213    26,451,933     3.48    10.805      567      124,187      90.69      41.91      61.78    0.00
18.001% to 18.500%             85     9,751,360     1.28    11.306      566      114,722      90.58      42.81      66.89    0.72
18.501% to 19.000%             75     7,046,343     0.93    11.762      561       93,951      90.33      42.36      59.18    7.12
19.001% to 19.500%             17     1,097,011     0.14    12.242      565       64,530      88.45      37.30      64.19    0.00
19.501% to 20.000%             10       576,212     0.08    12.744      561       57,621      96.69      36.34     100.00    0.00
20.001% to 20.500%              2       185,024     0.02    13.382      560       92,512      89.12      23.47     100.00    0.00
                            -----   -----------   ------    ------      ---      -------      -----      -----     ------   -----
TOTAL:                      3,784   759,089,533   100.00     8.852      613      200,605      86.00      43.19      48.07   23.87
                            =====   ===========   ======    ======      ===      =======      =====      =====     ======   =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.775% per annum to 20.400% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 15.521% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
NEXT RATE                 MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
ADJUSTMENT DATE             LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
---------------           --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
July 2007                       2       449,683     0.06     8.079      623      224,841      98.22      51.79     100.00     0.00
August 2007                     1       227,740     0.03     8.050      630      227,740      80.00      43.11       0.00     0.00
November 2007                   1        49,142     0.01     8.800      752       49,142     100.00      49.90     100.00     0.00
April 2008                      7     1,073,855     0.14     8.246      644      153,408      88.58      46.33      52.70    37.10
May 2008                       34     5,149,433     0.68     8.750      627      151,454      87.26      35.92      58.99     2.15
June 2008                     182    30,711,859     4.05     8.930      603      168,746      86.07      42.53      58.23     4.85
July 2008                     484    94,732,483    12.48     8.886      618      195,728      88.89      42.94      50.58    15.53
August 2008                 1,288   243,309,777    32.05     8.992      603      188,905      83.49      43.22      45.88    19.64
September 2008                788   152,364,724    20.07     8.952      602      193,356      83.33      43.26      52.49    23.70
October 2008                  504   117,877,619    15.53     8.625      619      233,884      87.03      43.36      42.60    37.38
November 2008                  10     2,547,456     0.34     9.098      640      254,746      87.23      46.79      22.47    56.86
April 2009                      3       340,135     0.04     8.393      670      113,378      91.26      47.90      61.37     0.00
May 2009                       26     4,991,459     0.66     8.529      632      191,979      95.35      44.95      51.51     9.32
June 2009                      99    21,066,217     2.78     8.721      654      212,790      95.15      43.12      44.10    18.71
July 2009                     168    37,419,598     4.93     8.653      644      222,736      95.33      42.92      52.95    30.64
August 2009                    63    14,968,893     1.97     8.970      631      237,601      88.53      43.95      38.31    14.64
September 2009                 63    14,755,226     1.94     8.814      639      234,210      89.20      44.12      42.89    47.60
October 2009                   17     4,001,272     0.53     8.037      636      235,369      79.73      47.82      63.86    24.10
May 2011                        2       227,349     0.03     9.147      593      113,675     100.00      47.21     100.00     0.00
June 2011                       1       202,303     0.03     9.990      614      202,303      90.00      43.73       0.00     0.00
July 2011                       8     2,723,905     0.36     7.933      669      340,488      95.82      45.62      79.81    77.72
August 2011                     8     1,717,620     0.23     7.712      633      214,702      73.25      45.72      65.04    39.02
September 2011                  8     2,267,637     0.30     7.500      639      283,455      68.10      40.54      60.56    24.59
October 2011                   15     5,466,147     0.72     7.834      656      364,410      84.14      39.74      21.29    95.20
August 2016                     2       448,000     0.06     8.468      642      224,000      80.00      41.30       0.00   100.00
                            -----   -----------   ------     -----      ---      -------     ------      -----     ------   ------
TOTAL:                      3,784   759,089,533   100.00     8.852      613      200,605      86.00      43.19      48.07    23.87
                            =====   ===========   ======     =====      ===      =======     ======      =====     ======   ======

GROUP 1 MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $334,440,106
Aggregate Original Principal Balance      $335,004,974
Number of Mortgage Loans                         1,978

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $10,485   $670,500     $169,366
Outstanding Principal Balance   $10,462   $670,037     $169,080

                                                       WEIGHTED
                                MINIMUM    MAXIMUM   AVERAGE (2)
                                -------   --------   -----------
Original Term (mos)                120        480         358
Stated remaining Term (mos)        116        478         354
Loan Age (mos)                       1         17           4
Current Interest Rate            5.750%    14.990%      8.925%
Initial Interest Rate Cap(4)     1.500%     3.000%      2.669%
Periodic Rate Cap(4)             1.000%     2.000%      1.175%
Gross Margin(4)                  2.500%    12.375%      6.179%
Maximum Mortgage Rate(4)        12.250%    20.375%     15.712%
Minimum Mortgage Rate(4)         5.050%    13.375%      8.962%
Months to Roll(4)                    7         58          22
Original Loan-to-Value           14.48%    100.00%      84.94%
Combined Loan-to-Value           14.48%    100.00%      86.65%
Credit Score (3)                   500        799         608

                                 EARLIEST      LATEST
                                ----------   ----------
Maturity Date                   08/01/2016   10/01/2046

                                  PERCENT OF
                                MORTGAGE POOL
                                -------------
LIEN POSITION
1st Lien                            97.44%
2nd Lien                             2.56%

OCCUPANCY
Primary                             88.39%
Second Home                          0.69%
Investment                          10.92%

LOAN TYPE
Fixed Rate                          20.29%
ARM                                 79.71%

AMORTIZATION TYPE
Fully Amortizing                    52.22%
Interest Only                       13.18%
15/30 Balloon                        2.05%
15/40 Balloon                        0.32%
30/40 Balloon                       32.20%
30/50 Balloon                        0.03%

                                  PERCENT OF
                                MORTGAGE POOL
                                -------------
YEAR OF ORIGINATION
2005                                 0.19%
2006                                99.81%

LOAN PURPOSE
Purchase                            22.15%
Refinance - Rate/Term               11.03%
Refinance - Cashout                 66.83%

PROPERTY TYPE
Single Family                       72.10%
Condominium                          5.36%
Planned Unit Development            11.80%
Two- to Four-Family                 10.38%
Townhouse                            0.27%
Rowhouse                             0.04%
Modular Homes                        0.04%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF                  MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
MORTGAGE RATES              LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
--------------            --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
5.501% to 6.000%                5     1,448,726     0.43     5.859      729      289,745      64.49      46.04     100.00   13.74
6.001% to 6.500%               21     5,006,041     1.50     6.370      668      238,383      63.90      47.74     100.00   32.59
6.501% to 7.000%               74    16,279,611     4.87     6.840      661      219,995      69.54      42.40      85.30   25.27
7.001% to 7.500%              123    25,824,886     7.72     7.331      632      209,958      70.84      42.87      78.43   16.95
7.501% to 8.000%              162    37,024,134    11.07     7.824      628      228,544      81.93      44.13      63.89   26.80
8.001% to 8.500%              194    41,796,646    12.50     8.320      622      215,447      84.62      42.57      50.48   21.06
8.501% to 9.000%              326    62,377,941    18.65     8.824      607      191,343      87.16      43.34      54.80   12.88
9.001% to 9.500%              237    40,914,349    12.23     9.311      594      172,634      89.78      42.61      63.70    7.70
9.501% to 10.000%             321    52,563,457    15.72     9.804      586      163,749      89.00      42.31      59.97    5.31
10.001% to 10.500%            135    19,610,579     5.86    10.282      575      145,264      90.26      42.60      65.15    2.88
10.501% to 11.000%            122    15,133,137     4.52    10.778      572      124,042      89.36      41.24      60.73    0.00
11.001% to 11.500%             82     6,164,444     1.84    11.309      579       75,176      92.50      42.98      64.30    0.00
11.501% to 12.000%             97     6,839,022     2.04    11.824      588       70,505      94.18      44.11      56.31    5.97
12.001% to 12.500%             34     1,658,875     0.50    12.255      616       48,790      96.33      43.22      52.66    4.21
12.501% to 13.000%             23       940,682     0.28    12.784      621       40,899      99.43      43.99      55.94    0.00
13.001% to 13.500%              3       223,910     0.07    13.425      589       74,637      91.01      27.14      59.92    0.00
13.501% to 14.000%              8       214,465     0.06    13.771      637       26,808      99.96      36.24      67.09    0.00
14.001% to 14.500%              9       361,176     0.11    14.346      632       40,131     100.00      41.94      15.05    0.00
14.501% to 15.000%              2        58,026     0.02    14.852      636       29,013     100.00      45.44       0.00    0.00
                            -----   -----------   ------    ------      ---      -------     ------      -----     ------   -----
TOTAL:                      1,978   334,440,106   100.00     8.925      608      169,080      84.94      42.93      62.38   13.18
                            =====   ===========   ======    ======      ===      =======     ======      =====     ======   =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.750% per annum to 14.990% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.925% per annum.

REMAINING MONTHS TO STATED MATURITY

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF                  MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
------------------------  --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
120 or less                     1       110,533     0.03      7.500     604      110,533      65.00      57.66     100.00    0.00
157 to 168                      1        44,183     0.01     10.300     608       44,183      87.77      36.47     100.00    0.00
169 to 180                    228     9,758,279     2.92     11.092     635       42,799      92.40      42.55      54.83    0.00
217 to 228                      3        91,936     0.03     10.017     644       30,645     100.00      36.59     100.00    0.00
229 to 240                      5       352,072     0.11      8.973     613       70,414      82.15      36.80     100.00    0.00
337 to 348                      2       458,890     0.14      7.862     645      229,445     100.00      53.11     100.00    0.00
349 to 360                  1,696   314,917,624    94.16      8.854     607      185,683      84.38      42.95      62.91   13.99
361 or more                    42     8,706,589     2.60      9.101     614      207,300      96.28      42.27      47.04    0.00
                            -----   -----------   ------     ------     ---      -------     ------      -----     ------   -----
TOTAL:                      1,978   334,440,106   100.00      8.925     608      169,080      84.94      42.93      62.38   13.18
                            =====   ===========   ======     ======     ===      =======     ======      =====     ======   =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 116 months to 478 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 354 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
RANGE OF ORIGINAL            OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
MORTGAGE LOAN PRINCIPAL   MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
BALANCES                    LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
-----------------------   --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
$50,000 or less               192     6,091,386     1.82    11.579      632       31,726      98.61      41.36     52.59     0.00
$50,001 to $100,000           348    26,352,146     7.88     9.985      603       75,725      88.26      39.65     67.40     2.20
$100,001 to $150,000          466    58,510,064    17.49     9.151      599      125,558      85.96      41.99     74.87     4.41
$150,001 to $200,000          353    61,555,795    18.41     8.924      599      174,379      84.27      42.43     75.07     8.96
$200,001 to $250,000          212    47,390,604    14.17     8.785      601      223,541      82.38      43.62     65.23    12.35
$250,001 to $300,000          149    40,972,181    12.25     8.611      616      274,981      84.43      43.91     60.35    18.33
$300,001 to $350,000          127    41,153,694    12.31     8.549      611      324,045      84.36      44.47     50.69    18.34
$350,001 to $400,000           94    35,190,785    10.52     8.390      622      374,370      82.86      43.49     45.25    24.71
$400,001 to $450,000           20     8,241,437     2.46     8.656      613      412,072      86.77      42.50     39.94    24.56
$450,001 to $500,000            8     3,797,795     1.14     8.631      621      474,724      92.06      44.23     37.00    37.18
$500,001 to $550,000            5     2,613,496     0.78     8.904      649      522,699      86.87      48.27     20.32    41.13
$600,001 to $650,000            2     1,240,685     0.37     8.937      693      620,343      87.68      51.96      0.00    49.27
$650,001 to $700,000            2     1,330,037     0.40     8.820      719      665,018      84.10      42.90      0.00    49.62
                            -----   -----------   ------    ------      ---      -------      -----      -----     -----    -----
TOTAL:                      1,978   334,440,106   100.00     8.925      608      169,080      84.94      42.93     62.38    13.18
                            =====   ===========   ======    ======      ===      =======      =====      =====     =====    =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $10,462 to approximately $670,037 and the average outstanding principal balance of the Mortgage Loans was approximately $169,080.

PRODUCT TYPES

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
PRODUCT TYPES               LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
-------------             --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
10 Year Fixed Loans             1       110,533     0.03     7.500      604      110,533      65.00      57.66     100.00     0.00
15 Year Fixed Loans            16     1,854,432     0.55     7.990      628      115,902      62.43      40.87      95.99     0.00
20 Year Fixed Loans             8       444,008     0.13     9.189      619       55,501      85.85      36.76     100.00     0.00
30 Year Fixed Loans           305    47,584,028    14.23     8.232      622      156,013      75.92      41.43      74.89     7.12
15/30 Balloon Loans           191     6,864,015     2.05    11.679      636       35,937      99.31      42.75      46.80     0.00
15/40 Balloon Loans            21     1,048,775     0.31    12.610      645       49,942      99.77      43.97      34.96     0.00
30/40 Balloon Loans            51     9,935,867     2.97     8.078      618      194,821      76.97      44.31      78.60     0.00
2/28 LIBOR Loans              765   139,417,322    41.69     9.093      596      182,245      85.86      42.42      60.65    22.71
2/28 LIBOR Loans (40 due
   in 30)                     362    76,925,783    23.00     8.945      601      212,502      84.62      44.09      58.49     0.00
2/28 LIBOR Loans (40 due
   in 40)                      40     8,299,325     2.48     9.065      613      207,483      96.10      42.20      47.17     0.00
2/28 LIBOR Loans (50 due
   in 30)                       1        99,953     0.03     7.375      640       99,953      65.79      45.85     100.00     0.00
3/27 LIBOR Loans              111    19,134,225     5.72     8.798      635      172,380      91.70      42.77      65.78    40.89
3/27 LIBOR Loans (40 due
   in 30)                      95    19,980,824     5.97     8.887      632      210,324      90.64      45.58      55.66     0.00
3/27 LIBOR Loans (40 due
   in 40)                       2       407,263     0.12     9.822      628      203,632     100.00      43.66      44.53     0.00
5/25 LIBOR Loans                2       581,955     0.17     6.907      703      290,977      78.74      52.34     100.00   100.00
5/25 LIBOR Loans (40 due
   in 30)                       3       876,909     0.26     8.149      587      292,303      80.65      43.03      91.34     0.00
5/25 Treasury Loans             4       874,889     0.26     7.924      642      218,722      85.88      37.40      48.91    70.04
                            -----   -----------   ------     -----      ---      -------     ------      -----     ------   ------
TOTAL:                      1,978   334,440,106   100.00     8.925      608      169,080      84.94      42.93      62.38    13.18
                            =====   ===========   ======     =====      ===      =======     ======      =====     ======   ======

AMORTIZATION TYPE

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
AMORTIZATION TYPE           LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
-----------------         --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
Fully Amortizing            1,086   174,642,346    52.22     9.030      595      160,812      84.32      41.67      69.26     0.00
Balloon                       724   115,732,126    34.60     9.049      610      159,851      85.97      44.29      59.11     0.00
60 Month Interest-Only        164    42,963,074    12.85     8.199      654      261,970      85.04      44.18      42.29   100.00
120 Month Interest-Only         4     1,102,560     0.33     7.625      604      275,640      70.77      51.44     100.00   100.00
                            -----   -----------   ------     -----      ---      -------      -----      -----     ------   ------
TOTAL:                      1,978   334,440,106   100.00     8.925      608      169,080      84.94      42.93      62.38    13.18
                            =====   ===========   ======     =====      ===      =======      =====      =====     ======   ======

ADJUSTMENT TYPE

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
ADJUSTMENT TYPE             LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
---------------           --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
ARM                         1,385   266,598,448    79.71     9.001      604      192,490      86.58      43.17     59.74    15.26
Fixed Rate                    593    67,841,658    20.29     8.624      624      114,404      78.49      42.00     72.75     4.99
                            -----   -----------   ------     -----      ---      -------      -----      -----     -----    -----
TOTAL:                      1,978   334,440,106   100.00     8.925      608      169,080      84.94      42.93     62.38    13.18
                            =====   ===========   ======     =====      ===      =======      =====      =====     =====    =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
GEOGRAPHIC DISTRIBUTION     LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
-----------------------   --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
Alabama                        15     1,717,900     0.51     9.642      602      114,527      92.92      42.23      82.91    0.00
Arizona                        72    12,676,573     3.79     8.520      612      176,064      82.66      43.10      71.08   12.89
Arkansas                       12     1,052,347     0.31     9.601      595       87,696      90.60      43.56      66.92   13.09
California                    178    48,902,232    14.62     8.025      629      274,732      75.63      45.29      46.13   37.05
Colorado                       40     6,473,413     1.94     9.035      637      161,835      92.46      40.25      56.26   34.58
Connecticut                    16     2,720,970     0.81     9.117      633      170,061      87.15      41.58      37.38   13.27
Delaware                        5       808,819     0.24     9.107      562      161,764      92.66      47.63      83.42    0.00
District of Columbia            8     2,061,320     0.62     8.766      597      257,665      80.79      35.89      80.50   19.50
Florida                       203    35,372,721    10.58     8.639      616      174,250      77.55      42.04      59.94    6.73
Georgia                        78    12,589,989     3.76     9.691      589      161,410      89.12      42.27      66.84    2.53
Hawaii                          7     2,585,080     0.77     8.594      582      369,297      78.16      49.16      24.95   23.65
Idaho                          30     4,740,466     1.42     8.946      600      158,016      86.54      43.10      66.72    7.78
Illinois                      140    23,832,668     7.13     9.052      600      170,233      88.81      42.36      70.19    5.39
Indiana                        57     5,625,694     1.68     9.755      595       98,696      90.28      40.96      77.92    7.94
Iowa                           17     2,308,645     0.69     9.604      583      135,803      90.01      40.98      78.85    0.00
Kansas                         29     3,037,366     0.91     9.554      606      104,737      93.47      38.98      96.15    4.42
Kentucky                       12     1,421,400     0.43     8.891      593      118,450      92.38      44.18      87.29    0.00
Louisiana                      18     2,185,649     0.65     9.271      585      121,425      87.82      39.95      69.70    4.09
Maine                           9     1,671,339     0.50     9.368      634      185,704      92.98      41.85      50.19   17.95
Maryland                       48    10,118,386     3.03     8.767      603      210,800      84.11      42.05      56.67    7.23
Massachusetts                  31     8,185,813     2.45     8.773      634      264,058      89.46      44.66      50.62    9.63
Michigan                       97    12,952,439     3.87     9.814      585      133,530      88.66      41.93      63.63   10.30
Minnesota                      33     5,562,071     1.66     9.325      611      168,548      92.72      43.33      42.36   14.37
Mississippi                     8       719,049     0.22     9.886      587       89,881      94.46      38.93      86.43    0.00
Missouri                       48     6,048,673     1.81     9.860      574      126,014      92.44      42.05      79.35    0.00
Montana                         4       412,782     0.12     9.205      595      103,195      83.42      45.26      44.53   47.16
Nebraska                       14     1,404,866     0.42     9.720      628      100,348      92.41      38.84      49.35    7.47
Nevada                         17     3,168,483     0.95     8.620      600      186,381      78.57      42.65      46.56   33.01
New Hampshire                   3       155,111     0.05    12.125      626       51,704     100.00      50.70     100.00    0.00
New Jersey                     60    15,152,728     4.53     8.757      620      252,545      85.82      42.52      51.16    6.09
New Mexico                     19     2,638,998     0.79     9.399      572      138,895      86.62      43.85      92.86   12.82
New York                       34     7,541,868     2.26     8.428      644      221,820      82.55      47.41      55.59   20.80
North Carolina                 75    10,705,366     3.20     9.588      575      142,738      86.63      40.58      74.99    5.95
Ohio                          103    12,950,242     3.87     9.539      582      125,731      90.20      42.90      75.90    4.20
Oklahoma                       14     1,094,978     0.33     9.964      586       78,213      93.15      44.57      70.12    0.00
Oregon                         42     7,159,113     2.14     8.353      597      170,455      83.07      42.65      85.02    5.72
Pennsylvania                   55     7,093,508     2.12     9.404      586      128,973      86.90      41.51      71.30    2.14
Rhode Island                    7     1,921,235     0.57     8.710      669      274,462      96.01      48.92      49.05   18.22
South Carolina                 39     5,266,510     1.57     9.494      582      135,039      87.45      42.55      73.03    6.32
Tennessee                      31     3,287,565     0.98     9.559      581      106,050      87.74      43.44      94.30    5.02
Texas                          80     8,324,954     2.49     9.037      615      104,062      92.71      43.22      71.56    2.17
Utah                           23     3,405,450     1.02     9.335      611      148,063      90.86      44.16      74.37   25.16
Vermont                         4       663,328     0.20     9.267      602      165,832      93.00      44.76      37.10    0.00
Virginia                       50    10,046,425     3.00     8.944      618      200,928      85.02      43.30      42.89   18.13
Washington                     68    13,555,703     4.05     8.540      616      199,349      86.81      41.51      65.53   14.51
West Virginia                   3       608,964     0.18    10.635      568      202,988      89.44      48.41      91.15    0.00
Wisconsin                      18     2,138,632     0.64    10.182      573      118,813      91.87      44.26      81.56    0.00
Wyoming                         4       372,276     0.11     9.777      586       93,069      92.16      38.11     100.00    0.00
                            -----   -----------   ------    ------      ---      -------     ------      -----     ------   -----
TOTAL:                      1,978   334,440,106   100.00     8.925      608      169,080      84.94      42.93      62.38   13.18
                            =====   ===========   ======    ======      ===      =======     ======      =====     ======   =====

No more than approximately 0.36% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF ORIGINAL         MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
--------------------      --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
50.00% or less                 56     9,106,713     2.72     7.508      634      162,620      41.24      42.50     66.83    14.17
50.01% to 55.00%               22     4,119,968     1.23     7.649      630      187,271      52.85      42.80     79.85     0.00
55.01% to 60.00%               31     6,391,861     1.91     7.923      615      206,189      58.04      40.57     60.31    16.59
60.01% to 65.00%               53    10,208,102     3.05     7.747      623      192,606      63.67      44.65     70.07     4.66
65.01% to 70.00%               76    15,686,819     4.69     7.977      603      206,406      68.52      42.75     69.25    10.86
70.01% to 75.00%               79    17,173,020     5.13     8.361      580      217,380      74.09      43.43     66.87    10.23
75.01% to 80.00%              287    57,066,854    17.06     8.394      618      198,839      79.54      42.42     49.65    23.55
80.01% to 85.00%              183    34,871,982    10.43     9.158      572      190,557      84.68      42.42     65.78     8.31
85.01% to 90.00%              440    79,104,576    23.65     9.272      592      179,783      89.66      42.54     66.32    13.34
90.01% to 95.00%              217    38,225,533    11.43     9.334      613      176,155      94.70      42.99     64.39     8.60
95.01% to 100.00%             534    62,484,678    18.68     9.569      636      117,013      99.88      44.06     60.11    12.17
                            -----   -----------   ------     -----      ---      -------      -----      -----     -----    -----
TOTAL:                      1,978   334,440,106   100.00     8.925      608      169,080      84.94      42.93     62.38    13.18
                            =====   ===========   ======     =====      ===      =======      =====      =====     =====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 14.48% to 100.00%. Mortgage insurance exists on 30.11% of the Mortgage Loans, resulting in an Effective Loan-to-Value Ratio of 75.61%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 2.56% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.31%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 18.98%.

COMBINED LOAN-TO-VALUE RATIOS

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF COMBINED         MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
--------------------      --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
50.00% or less                 56     9,106,713     2.72     7.508      634      162,620      41.24      42.50     66.83    14.17
50.01% to 55.00%               21     3,779,116     1.13     7.607      631      179,958      52.74      45.81     78.03     0.00
55.01% to 60.00%               31     6,391,861     1.91     7.923      615      206,189      58.04      40.57     60.31    16.59
60.01% to 65.00%               53    10,208,102     3.05     7.747      623      192,606      63.67      44.65     70.07     4.66
65.01% to 70.00%               75    15,622,588     4.67     8.004      602      208,301      68.17      41.91     69.12    10.90
70.01% to 75.00%               73    15,723,673     4.70     8.378      581      215,393      74.07      43.55     64.41    11.18
75.01% to 80.00%              149    29,357,300     8.78     8.509      590      197,029      79.08      41.74     62.53     8.66
80.01% to 85.00%              176    34,025,568    10.17     9.182      572      193,327      84.48      42.23     66.96     6.27
85.01% to 90.00%              446    80,891,386    24.19     9.241      596      181,371      89.12      42.12     63.38    14.01
90.01% to 95.00%              234    42,787,499    12.79     9.198      617      182,853      93.17      43.39     63.69    11.36
95.01% to 100.00%             664    86,546,301    25.88     9.219      636      130,341      94.63      44.10     55.46    19.54
                            -----   -----------   ------     -----      ---      -------      -----      -----     -----    -----
TOTAL:                      1,978   334,440,106   100.00     8.925      608      169,080      84.94      42.93     62.38    13.18
                            =====   ===========   ======     =====      ===      =======      =====      =====     =====    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 14.48% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 86.65%. This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 2.56% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.31%. Approximately 10.48% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 96.79%.

MORTGAGE INSURANCE

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF COMBINED         MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
--------------------      --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
Loans with Mortgage
   Insurance                  481   100,690,998    30.11     8.990      616      209,337      90.35      42.56     56.65    15.38
Loans with no Mortgage
   Insurance                1,497   233,749,108    69.89     8.897      605      156,145      82.61      43.10     64.85    12.23
                            -----   -----------   ------     -----      ---      -------      -----      -----     -----    -----
TOTAL:                      1,978   334,440,106   100.00     8.925      608      169,080      84.94      42.93     62.38    13.18
                            =====   ===========   ======     =====      ===      =======      =====      =====     =====    =====

DEBT-TO-INCOME RATIOS

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF DEBT-TO-         MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
INCOME RATIOS               LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
-----------------         --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
20.00% or less                 68    11,401,409      3.41    8.678      632      167,668      80.18      14.27      40.69   14.69
20.01% to 25.00%               59     8,572,092      2.56    9.024      606      145,290      85.31      22.75      67.18    3.61
25.01% to 30.00%              103    14,844,780      4.44    8.844      605      144,124      80.72      28.02      66.96   11.31
30.01% to 35.00%              163    23,129,829      6.92    8.906      609      141,901      81.26      32.43      61.70    7.42
35.01% to 40.00%              231    36,086,439     10.79    9.098      596      156,218      84.38      37.66      60.87   10.94
40.01% to 45.00%              472    78,775,085     23.55    9.024      615      166,896      86.84      42.85      49.60   10.31
45.01% to 50.00%              673   117,999,930     35.28    9.050      605      175,334      87.08      48.02      65.42   17.12
50.01% to 55.00%              184    38,127,958     11.40    8.500      602      207,217      82.34      52.87      79.43   16.53
55.01% to 60.00%               25     5,502,584      1.65    7.300      652      220,103      69.47      56.86     100.00    1.99
                            -----   -----------    ------    -----      ---      -------      -----      -----     ------   -----
TOTAL:                      1,978   334,440,106    100.00    8.925      608      169,080      84.94      42.93      62.38   13.18
                            =====   ===========    ======    =====      ===      =======      =====      =====     ======   =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 0.16% to 59.91% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 42.93%.

LOAN PURPOSE

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
LOAN PURPOSE                LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
------------              --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
Refinance - Cashout         1,202   223,493,501    66.83     8.848      598      185,935      82.48      43.12     63.04    13.17
Purchase                      556    74,064,190    22.15     9.267      639      133,209      92.75      43.04     56.78    13.04
Refinance - Rate Term         220    36,882,415    11.03     8.703      607      167,647      84.18      41.57     69.65    13.50
                            -----   -----------   ------     -----      ---      -------      -----      -----     -----    -----
TOTAL:                      1,978   334,440,106   100.00     8.925      608      169,080      84.94      42.93     62.38    13.18
                            =====   ===========   ======     =====      ===      =======      =====      =====     =====    =====

PROPERTY TYPE

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
PROPERTY TYPE               LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
-------------             --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
Single Family               1,534   241,132,263    72.10     8.979      600      157,192      84.90      42.76      65.95    12.18
Planned Unit Development      193    39,456,468    11.80     8.694      607      204,438      83.87      43.18      67.89    14.47
Two- to Four-Family           138    34,724,381    10.38     8.897      654      251,626      87.82      43.44      35.96    15.81
Condominium                   105    17,942,372     5.36     8.740      628      170,880      81.53      43.84      54.11    17.62
Townhouse                       5       897,338     0.27     9.370      633      179,468      98.57      38.86      36.67    38.35
Rowhouse                        2       147,925     0.04     8.290      650       73,963      90.00      42.26     100.00     0.00
Modular Home                    1       139,360     0.04     9.250      601      139,360      90.00      54.11     100.00     0.00
                            -----   -----------   ------     -----      ---      -------      -----      -----     ------    -----
TOTAL:                      1,978   334,440,106   100.00     8.925      608      169,080      84.94      42.93      62.38    13.18
                            =====   ===========   ======     =====      ===      =======      =====      =====     ======    =====

DOCUMENTATION

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
DOCUMENTATION               LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
-------------             --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
NovaStar -
   Full Documentation         546    91,642,143    27.40     8.815      579      167,843      81.30      43.18     100.00    6.12
NovaStar - Stated Income      206    34,846,960    10.42     9.512      612      169,160      84.78      41.93       0.00   20.00
NovaStar - No
   Documentation               13     1,901,532     0.57     8.691      678      146,272      79.09         --       0.00   11.32
NovaStar - Limited
   Documentation               11     2,136,302     0.64     8.775      567      194,209      80.87      39.88       0.00    5.19
NovaStar - No Income No
   Asset                        3       755,876     0.23     8.060      684      251,959      81.11         --       0.00   52.92
Accredited - Full
   Documentation              200    33,307,985     9.96     9.152      605      166,540      93.10      43.70     100.00   17.58
Accredited - Stated
   Income                      84    19,696,252     5.89     8.658      666      234,479      93.72      42.37       0.00    8.29
Accredited - Alternative       12     3,195,905     0.96     9.133      630      266,325      91.86      42.48       0.00    5.79
Accredited - Lite               2       640,682     0.19     8.951      595      320,341      90.93      40.21       0.00    0.00
Fieldstone - Full
   Documentation              154    20,507,700     6.13     8.904      604      133,167      94.82      43.97     100.00   14.63
Fieldstone - Stated
   Income                      86    11,873,122     3.55     9.192      681      138,060      90.26      41.45       0.00   28.20
Fieldstone - 12 Months
   Bank Statements             48     8,912,541     2.66     8.692      626      185,678      88.51      34.78       0.00   39.97
Fieldstone - 24 Months
   Bank Statements             12     1,653,612     0.49     8.702      615      137,801      88.68      38.22       0.00    0.00
Other - Full
   Documentation              396    63,173,227    18.89     8.617      599      159,528      81.87      43.28     100.00    7.60
Other - Stated
   Documentation              199    39,182,640    11.72     9.107      630      196,898      79.66      44.53       0.00   21.36
Other - Other
   Documentation                6     1,013,626     0.30     8.971      636      168,938      73.04         --       0.00    0.00
                            -----   -----------   ------     -----      ---      -------      -----      -----     ------   -----
TOTAL:                      1,978   334,440,106   100.00     8.925      608      169,080      84.94      42.93      62.38   13.18
                            =====   ===========   ======     =====      ===      =======      =====      =====     ======   =====

OCCUPANCY

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
OCCUPANCY                   LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
---------                 --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
Primary                      1748   295,622,430    88.39     8.892      602      169,120      84.96      43.35     65.33    13.07
Investment                    219    36,519,743    10.92     9.193      656      166,757      84.64      39.64     40.10    14.26
Second Home                    11     2,297,933     0.69     8.926      643      208,903      86.85      42.22     37.65     9.59
                            -----   -----------   ------     -----      ---      -------      -----      -----     -----    -----
TOTAL:                      1,978   334,440,106   100.00     8.925      608      169,080      84.94      42.93     62.38    13.18
                            =====   ===========   ======     =====      ===      =======      =====      =====     =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
MORTGAGE LOANS AGE        MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
(MONTHS)                    LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
------------------        --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
1                               8     1,135,611     0.34     9.411      643      141,951      91.70      43.83      37.02   15.53
2                             363    57,519,029    17.20     8.735      620      158,455      86.69      41.94      53.43   21.20
3                             445    73,156,988    21.87     8.982      599      164,398      82.01      43.01      68.58   13.25
4                             585   105,823,575    31.64     8.991      598      180,895      81.89      43.40      61.23   10.88
5                             341    60,920,046    18.22     8.952      618      178,651      90.19      42.80      64.31   13.99
6                             176    28,087,360     8.40     8.905      617      159,587      87.53      43.05      66.51    3.99
7                              40     5,736,297     1.72     8.691      628      143,407      88.29      42.70      56.19   10.04
8                              12     1,402,020     0.42     8.698      650      116,835      90.51      45.71      54.40   19.00
10                              1        15,046     0.00    11.150      652       15,046     100.00      49.69     100.00    0.00
11                              1        49,125     0.01    10.450      637       49,125     100.00      43.90     100.00    0.00
12                              2        56,564     0.02     9.871      652       28,282     100.00      36.72     100.00    0.00
13                              2        84,514     0.03     9.407      701       42,257     100.00      44.24     100.00    0.00
15                              1        44,183     0.01    10.300      608       44,183      87.77      36.47     100.00    0.00
17                              1       409,748     0.12     7.750      632      409,748     100.00      53.49     100.00    0.00
                            -----   -----------   ------    ------      ---      -------     ------      -----     ------   -----
TOTAL:                      1,978   334,440,106   100.00     8.925      608      169,080      84.94      42.93      62.38   13.18
                            =====   ===========   ======    ======      ===      =======     ======      =====     ======   =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
ORIGINAL PREPAYMENT       MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
PENALTY TERM                LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
-------------------       --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
None                          634   100,767,381    30.13     9.286      605      158,939      87.05      42.80     59.54     9.62
6 Months                        9     1,175,076     0.35     9.202      609      130,564      96.54      45.27     78.00     0.00
12 Months                      61    13,099,947     3.92     8.808      628      214,753      83.13      43.51     55.75    20.15
18 Months                       1       403,350     0.12     8.990      545      403,350      84.99      49.71      0.00     0.00
24 Months                     674   117,706,516    35.20     8.935      605      174,639      85.05      43.13     57.44    16.83
30 Months                       2       482,931     0.14    10.069      636      241,465     100.00      37.20     33.74    66.26
36 Months                     597   100,804,905    30.14     8.559      612      168,852      82.73      42.74     72.05    11.51
                            -----   -----------   ------    ------      ---      -------     ------      -----     ------   -----
TOTAL:                      1,978   334,440,106   100.00     8.925      608      169,080      84.94      42.93     62.38    13.18
                            =====   ===========   ======    ======      ===      =======     ======      =====     ======   =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 28 months.

CREDIT SCORES

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF                  MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
CREDIT SCORES               LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
-------------             --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
500                             2       303,749     0.09     9.016      500      151,875      79.33      50.21     100.00    0.00
501 to 525                    130    22,368,683     6.69     9.916      515      172,067      82.91      44.52      82.20    0.00
526 to 550                    205    37,245,419    11.14     9.556      538      181,685      83.39      42.93      81.01    0.57
551 to 575                    247    43,637,033    13.05     9.127      563      176,668      83.60      42.30      80.46    0.92
576 to 600                    404    67,920,159    20.31     8.928      589      168,119      87.75      42.35      77.62    5.83
601 to 625                    312    44,209,518    13.22     8.828      612      141,697      82.95      42.84      62.19   20.52
626 to 650                    245    39,618,228    11.85     8.871      639      161,707      86.76      43.79      38.16   26.01
651 to 675                    193    32,646,551     9.76     8.636      661      169,153      85.08      41.52      35.69   25.33
676 to 700                    127    21,590,517     6.46     8.385      687      170,004      85.76      44.04      31.25   16.72
701 to 725                     43    10,320,893     3.09     7.729      711      240,021      81.66      42.69      44.91   47.33
726 to 750                     41     9,141,032     2.73     7.797      734      222,952      83.96      44.17      41.62   17.53
751 to 775                     19     3,131,159     0.94     7.740      761      164,798      84.75      44.31      56.83   28.02
776 to 799                     10     2,307,165     0.69     8.538      787      230,716      88.73      47.37      30.88   37.66
                            -----   -----------   ------     -----      ---      -------      -----      -----     ------   -----
TOTAL:                      1,978   334,440,106   100.00     8.925      608      169,080      84.94      42.93      62.38   13.18
                            =====   ===========   ======     =====      ===      =======      =====      =====     ======   =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 799 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 608.

CREDIT GRADE

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
CREDIT GRADE                LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
------------              --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
NovaStar - Alt A               82    10,382,289     3.10     8.682      653      126,613      81.66      42.96      14.57   38.47
NovaStar - M1                 459    75,952,920    22.71     8.685      599      165,475      80.82      42.33      74.39    8.52
NovaStar - M2                 147    27,220,734     8.14     9.579      564      185,175      87.22      44.26      67.57   10.46
NovaStar - M3                  88    17,233,956     5.15     9.620      547      195,840      80.75      42.71      85.55    0.00
NovaStar - M4                   3       492,913     0.15     8.777      573      164,304      75.82      30.37     100.00    0.00
Accredited - A+               123    26,487,294     7.92     8.387      683      215,344      94.40      43.33      37.21   22.41
Accredited - A                138    24,227,984     7.24     9.454      581      175,565      92.77      43.16      74.03    5.79
Accredited - A-                33     5,468,055     1.63     9.655      573      165,699      90.14      41.80      88.85    6.11
Accredited - B                  4       657,491     0.20     9.619      558      164,373      88.00      44.88     100.00    0.00
Fieldstone - A                296    41,872,933    12.52     8.971      630      141,463      92.59      41.46      47.39   23.36
Fieldstone - No Grade           4     1,074,043     0.32     7.425      637      268,511      69.80      28.99      61.98   11.94
Other Underwriting
   Guidelines                 601   103,369,494    30.91     8.806      612      171,996      80.94      43.76      61.11   12.74
                            -----   -----------   ------     -----      ---      -------      -----      -----     ------   -----
TOTAL:                      1,978   334,440,106   100.00     8.925      608      169,080      84.94      42.93      62.38   13.18
                            =====   ===========   ======     =====      ===      =======      =====      =====     ======   =====

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF                  MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
GROSS MARGINS               LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
-------------             --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
2.500% or less                  1       136,851     0.05     9.625      683      136,851      97.86      40.01       0.00    0.00
2.501% to 3.000%                1       145,486     0.05     9.850      578      145,486      94.39      28.42     100.00    0.00
3.501% to 4.000%                4     1,228,650     0.46     7.320      692      307,162      92.29      46.72      82.98   82.98
4.001% to 4.500%               21     4,980,556     1.87     7.419      669      237,169      82.29      46.71      64.16   31.96
4.501% to 5.000%               93    21,052,346     7.90     8.082      629      226,369      85.70      45.32      61.01   35.25
5.001% to 5.500%              231    47,821,852    17.94     8.622      610      207,021      87.58      43.70      63.51   20.27
5.501% to 6.000%              257    51,965,440    19.49     8.811      604      202,200      88.00      42.26      56.97   13.33
6.001% to 6.500%              285    56,031,747    21.02     9.198      595      196,603      85.92      43.15      53.44   17.75
6.501% to 7.000%              301    52,025,467    19.51     9.580      590      172,842      84.60      42.89      53.97    5.29
7.001% to 7.500%               69    12,055,283     4.52     9.174      600      174,714      86.01      41.78      77.02   11.00
7.501% to 8.000%               56     9,552,160     3.58     9.338      598      170,574      85.25      41.20      74.19    0.00
8.001% to 8.500%               24     3,933,709     1.48     9.352      612      163,905      91.69      43.93      77.44    0.00
8.501% to 9.000%               11     2,017,874     0.76     9.984      624      183,443      90.77      46.98      64.14    0.00
9.001% to 9.500%               10     1,435,714     0.54    10.359      618      143,571      97.90      46.48      79.85    0.00
9.501% to 10.000%               7       737,258     0.28    10.958      587      105,323      95.76      41.55     100.00    0.00
10.001% to 10.500%              7       791,703     0.30    11.397      585      113,100      98.78      45.63     100.00    0.00
10.501% to 11.000%              6       552,197     0.21    11.748      592       92,033     100.00      45.51     100.00    0.00
12.001% to 12.500%              1       134,156     0.05    13.375      552      134,156      85.00      13.70     100.00    0.00
                            -----   -----------   ------    ------      ---      -------     ------      -----     ------   -----
TOTAL:                      1,385   266,598,448   100.00     9.001      604      192,490      86.58      43.17      59.74   15.26
                            =====   ===========   ======    ======      ===      =======     ======      =====     ======   =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.500% per annum to 12.375% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.179% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF MAXIMUM          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
MORTGAGE RATES              LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
----------------          --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
12.001% to 12.500%              3       902,443     0.34     6.332      694      300,814      74.95      53.83     100.00   79.78
12.501% to 13.000%              9     2,377,125     0.89     6.790      674      264,125      74.11      44.59      88.73   80.61
13.001% to 13.500%             21     5,218,608     1.96     7.026      636      248,505      73.45      43.15      59.20   30.25
13.501% to 14.000%             63    15,200,532     5.70     7.499      637      241,278      78.94      45.30      59.60   43.88
14.001% to 14.500%             98    22,971,000     8.62     7.922      619      234,398      80.23      44.49      54.01   28.24
14.501% to 15.000%            172    37,009,507    13.88     8.305      624      215,172      86.18      43.08      54.95   23.48
15.001% to 15.500%            158    32,204,453    12.08     8.621      622      203,826      88.50      42.14      58.69   16.03
15.501% to 16.000%            269    52,861,830    19.83     9.049      604      196,512      86.99      43.40      53.78   10.22
16.001% to 16.500%            162    28,958,794    10.86     9.400      590      178,758      89.29      43.10      64.08    9.16
16.501% to 17.000%            214    37,581,968    14.10     9.896      581      175,617      89.43      42.15      62.41    2.06
17.001% to 17.500%             91    14,233,686     5.34    10.313      570      156,414      90.66      43.42      70.67    1.04
17.501% to 18.000%             65     9,307,856     3.49    10.818      558      143,198      90.39      41.35      75.18    0.00
18.001% to 18.500%             30     3,830,018     1.44    11.361      557      127,667      89.11      44.35      70.06    1.83
18.501% to 19.000%             25     3,553,579     1.33    11.792      558      142,143      90.19      44.42      55.08   11.49
19.001% to 19.500%              3       202,848     0.08    12.177      550       67,616      88.86      36.89      71.22    0.00
19.501% to 20.000%              1        50,046     0.02    12.999      657       50,046      95.00      40.92     100.00    0.00
20.001% to 20.500%              1       134,156     0.05    13.375      552      134,156      85.00      13.70     100.00    0.00
                            -----   -----------   ------    ------      ---      -------      -----      -----     ------   -----
TOTAL:                      1,385   266,598,448   100.00     9.001      604      192,490      86.58      43.17      59.74   15.26
                            =====   ===========   ======    ======      ===      =======      =====      =====     ======   =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.250% per annum to 20.375% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 15.712% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
NEXT RATE                 MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
ADJUSTMENT DATE             LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
---------------           --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
July 2007                       1       409,748     0.15     7.750      632      409,748     100.00      53.49     100.00    0.00
November 2007                   1        49,142     0.02     8.800      752       49,142     100.00      49.90     100.00    0.00
April 2008                      6       941,855     0.35     8.473      643      156,976      89.79      46.00      46.07   28.28
May 2008                       14     2,056,668     0.77     8.657      609      146,905      82.47      40.27      42.33    5.39
June 2008                      89    15,309,523     5.74     8.917      602      172,017      85.70      42.76      67.74    2.45
July 2008                     200    39,081,727    14.66     9.046      609      195,409      90.36      42.83      63.89   11.34
August 2008                   393    78,601,241    29.48     9.140      590      200,003      84.00      43.43      57.20   13.13
September 2008                267    49,937,408    18.73     9.117      590      187,031      83.93      43.08      64.05   14.33
October 2008                  193    37,509,254    14.07     8.815      612      194,348      87.18      42.08      51.00   23.51
November 2008                   4       845,817     0.32     9.473      641      211,454      91.39      45.18      46.53   20.86
April 2009                      2       271,001     0.10     8.098      684      135,501      90.30      47.36      51.51    0.00
May 2009                       11     2,082,267     0.78     8.531      637      189,297      94.52      46.91      87.35   22.33
June 2009                      48     8,446,232     3.17     8.967      634      175,963      93.31      43.62      59.12    8.83
July 2009                      77    14,178,906     5.32     8.793      635      184,142      94.05      42.80      67.03   27.45
August 2009                    31     6,909,953     2.59     9.112      622      222,902      86.77      44.08      42.06    7.63
September 2009                 32     5,974,328     2.24     8.929      636      186,698      88.33      45.89      55.36   31.07
October 2009                    7     1,659,626     0.62     7.975      640      237,089      82.02      49.66      73.44   20.37
July 2011                       2       676,410     0.25     8.350      620      338,205      91.96      46.81     100.00   29.57
August 2011                     1       324,547     0.12     7.350      579      324,547      69.15      45.00     100.00    0.00
September 2011                  1        75,952     0.03     9.050      617       75,952      80.00      17.08       0.00    0.00
October 2011                    5     1,256,844     0.47     7.461      661      251,369      80.33      42.45      64.43   79.14
                            -----   -----------   ------     -----      ---      -------     ------      -----     ------   -----
TOTAL:                      1,385   266,598,448   100.00     9.001      604      192,490      86.58      43.17      59.74   15.26
                            =====   ===========   ======     =====      ===      =======     ======      =====     ======   =====

GROUP 2 MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $614,892,517
Aggregate Original Principal Balance      $618,777,608
Number of Mortgage Loans                         3,798

                                MINIMUM     MAXIMUM    AVERAGE (1)
                                -------   ----------   -----------
Original Principal Balance      $10,000   $1,180,000     $162,922
Outstanding Principal Balance   $ 9,989   $1,152,113     $161,899

                                                         WEIGHTED
                                MINIMUM     MAXIMUM    AVERAGE (2)
                                -------   ----------   -----------
Original Term (mos)                180         480          350
Stated remaining Term (mos)        168         478          346
Loan Age (mos)                       1          12            4
Current Interest Rate            5.250%     14.999%       8.990%
Initial Interest Rate Cap(4)     1.000%      5.000%       2.756%
Periodic Rate Cap(4)             1.000%      2.000%       1.106%
Gross Margin(4)                  3.400%     11.500%       6.040%
Maximum Mortgage Rate(4)        11.775%     20.400%      15.418%
Minimum Mortgage Rate(4)         4.550%     13.400%       8.467%
Months to Roll(4)                    7         116           23
Original Loan-to-Value           18.03%     100.00%       86.63%
Combined Loan-to-Value           18.03%     100.00%       91.81%
Credit Score (3)                   500         811          620

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   12/01/2020   10/01/2046

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
LIEN POSITION
1st Lien                       91.85%
2nd Lien                        8.15%

OCCUPANCY
Primary                        93.18%
Second Home                     2.15%
Investment                      4.68%

LOAN TYPE
Fixed Rate                     19.91%
ARM                            80.09%

AMORTIZATION TYPE
Fully Amortizing               43.00%
Interest Only                  24.01%
15/30 Balloon                   6.21%
15/40 Balloon                   0.62%
30/40 Balloon                  26.16%

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
YEAR OF ORIGINATION
2005                            0.01%
2006                           99.99%

LOAN PURPOSE
Purchase                       58.04%
Refinance - Rate/Term           4.98%
Refinance - Cashout            36.99%

PROPERTY TYPE
Single Family                  70.55%
Condominium                     4.52%
Planned Unit Development       17.51%
Two- to Four-Family             7.18%
Townhouse                       0.25%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF                  MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
MORTGAGE RATES              LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
--------------            --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
5.500% or less                  1       226,500     0.04     5.250      669      226,500      63.80      50.52     100.00   100.00
5.501% to 6.000%                7     2,265,432     0.37     5.886      680      323,633      64.43      41.81     100.00    17.74
6.001% to 6.500%               21     7,933,469     1.29     6.418      660      377,784      74.83      44.51      83.83    66.96
6.501% to 7.000%               80    24,257,572     3.95     6.857      670      303,220      77.12      44.62      59.13    54.02
7.001% to 7.500%              143    43,546,983     7.08     7.340      645      304,524      81.15      44.59      46.26    54.51
7.501% to 8.000%              335    88,049,474    14.32     7.822      640      262,834      82.68      44.03      37.88    42.88
8.001% to 8.500%              347    83,240,115    13.54     8.309      633      239,885      83.51      42.49      32.99    34.70
8.501% to 9.000%              539   104,122,041    16.93     8.808      614      193,176      86.98      42.95      40.49    22.23
9.001% to 9.500%              419    69,837,631    11.36     9.309      600      166,677      87.77      42.51      49.36    11.47
9.501% to 10.000%             519    76,411,791    12.43     9.813      593      147,229      90.03      42.16      43.30     4.14
10.001% to 10.500%            262    34,147,675     5.55    10.277      593      130,335      90.86      41.52      51.97    11.14
10.501% to 11.000%            304    30,256,057     4.92    10.790      595       99,527      92.47      41.82      46.77     0.00
11.001% to 11.500%            293    18,875,300     3.07    11.286      622       64,421      96.13      41.91      35.63     0.00
11.501% to 12.000%            235    14,219,795     2.31    11.805      615       60,510      96.26      41.44      43.00     0.65
12.001% to 12.500%            136     8,685,973     1.41    12.289      631       63,867      98.09      42.80      29.61     0.00
12.501% to 13.000%            116     6,810,214     1.11    12.791      629       58,709      99.26      42.15      35.02     0.00
13.001% to 13.500%             28     1,465,811     0.24    13.236      627       52,350      99.92      43.06      13.98     0.00
13.501% to 14.000%             10       452,849     0.07    13.667      607       45,285     100.00      44.68       5.08     0.00
14.001% to 14.500%              2        69,945     0.01    14.314      621       34,972      99.98      44.11      25.69     0.00
14.501% to 15.000%              1        17,892     0.00    14.999      603       17,892     100.00      42.81     100.00     0.00
                            -----   -----------   ------    ------      ---      -------     ------      -----     ------   ------
TOTAL:                      3,798   614,892,517   100.00     8.990      620      161,899      86.63      42.89      42.95    24.01
                            =====   ===========   ======    ======      ===      =======     ======      =====     ======   ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.250% per annum to 14.999% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.990% per annum.

REMAINING MONTHS TO STATED MATURITY

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF                  MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
------------------------  --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
157 to 168                      1        58,638     0.01    10.990      697       58,638     100.00      42.49      0.00     0.00
169 to 180                    777    45,858,039     7.46    11.381      649       59,019      98.03      42.76     28.40     0.00
229 to 240                     23     2,017,569     0.33     9.038      616       87,720      80.52      42.32     67.49     0.00
289 to 300                      1        98,808     0.02    10.950      670       98,808      90.00      39.72      0.00     0.00
349 to 360                  2,934   549,502,357    89.37     8.786      618      187,288      85.37      42.92     43.90    26.87
361 or more                    62    17,357,106     2.82     9.089      609      279,953      96.93      42.41     49.08     0.00
                            -----   -----------   ------    ------      ---      -------     ------      -----     -----    -----
TOTAL:                      3,798   614,892,517   100.00     8.990      620      161,899      86.63      42.89     42.95    24.01
                            =====   ===========   ======    ======      ===      =======     ======      =====     =====    =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 168 months to 478 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 346 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                   AGGREGATE                                  AVERAGE
                          NUMBER   PRINCIPAL   PERCENT WEIGHTED   WEIGHTED   PRINCIPAL  WEIGHTED  WEIGHTED
RANGE OF                    OF      BALANCE      OF     AVERAGE   AVERAGE     BALANCE    AVERAGE   AVERAGE  PERCENT
ORIGINAL MORTGAGE        MORTGAGE OUTSTANDING MORTGAGE  COUPON     CREDIT   OUTSTANDING ORIGINAL  DEBT-TO-    FULL  PERCENT
LOAN PRINCIPAL BALANCES    LOANS      ($)     POOL (%)    (%)      SCORE        ($)      LTV (%) INCOME (%) DOC (%)  IO (%)
------------------------ -------- ----------- -------- -------- ----------- ----------- -------- ---------- ------- -------
$50,000 or less              559   18,077,562    2.94   11.220          625    32,339     94.18     40.11    42.18    0.00
$50,001 to $100,000        1,273   92,924,372   15.11   10.120          601    72,996     88.16     39.65    58.38    1.22
$100,001 to $150,000         657   80,840,709   13.15    9.432          605   123,045     87.27     41.76    55.88    6.60
$150,001 to $200,000         367   63,616,572   10.35    8.950          605   173,342     84.81     42.43    48.01   13.54
$200,001 to $250,000         216   48,343,241    7.86    8.858          618   223,811     86.99     42.45    41.85   22.82
$250,001 to $300,000         157   42,883,211    6.97    8.550          622   273,141     86.92     44.04    38.66   27.83
$300,001 to $350,000         120   38,992,998    6.34    8.445          624   324,942     86.57     42.97    31.54   31.87
$350,001 to $400,000          87   32,426,948    5.27    8.487          635   372,724     85.55     45.38    29.74   34.92
$400,001 to $450,000          85   36,340,512    5.91    8.417          629   427,535     86.52     45.21    38.72   40.11
$450,001 to $500,000          78   37,198,595    6.05    8.245          628   476,905     84.56     45.77    30.69   43.59
$500,001 to $550,000          55   29,042,801    4.72    8.195          635   528,051     84.79     45.22    40.11   45.22
$550,001 to $600,000          44   25,190,736    4.10    8.439          636   572,517     86.55     43.83    31.97   38.70
$600,001 to $650,000          39   24,450,146    3.98    8.677          643   626,927     87.81     43.95    28.25   54.04
$650,001 to $700,000          18   12,114,457    1.97    8.504          658   673,025     85.22     42.52    22.13   55.19
$700,001 to $750,000          15   10,822,457    1.76    8.643          644   721,497     83.35     43.72    54.08   26.76
$750,001 to $800,000           8    6,235,125    1.01    8.466          646   779,391     83.85     45.64    24.98   37.38
$800,001 to $850,000           8    6,654,014    1.08    8.309  634.8656524   831,752     87.50     47.75    50.87   62.51
$850,001 to $900,000           4    3,507,722    0.57    7.644  685.1537741   876,930     85.00     36.40    24.92   50.10
$900,001 to $950,000           4    3,717,899    0.60    9.137  609.7340427   929,475     83.74     44.54     0.00   25.28
$1,000,001 or greater          4    1,512,439    0.25    8.312  614.9877826   378,110     73.18     51.19    88.01   11.83
                           -----  -----------  ------   ------  -----------   -------     -----     -----    -----   -----
TOTAL:                     3,798  614,892,517  100.00    8.990          620   161,899     86.63     42.89    42.95   24.01
                           =====  ===========  ======   ======  ===========   =======     =====     =====    =====   =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $9,989 to approximately $1,152,113 and the average outstanding principal balance of the Mortgage Loans was approximately $161,899.

PRODUCT TYPES

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
PRODUCT TYPES               LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
-------------             --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
15 Year Fixed Loans            75     3,896,964     0.63     9.661      618       51,960      82.50      39.14      42.72     0.00
20 Year Fixed Loans            23     2,017,569     0.33     9.038      616       87,720      80.52      42.32      67.49     0.00
25 Year Fixed Loans             1        98,808     0.02    10.950      670       98,808      90.00      39.72       0.00     0.00
30 Year Fixed Loans           525    61,566,551    10.01     9.071      613      117,270      86.58      40.50      59.37    11.57
15/30 Balloon Loans           663    38,196,833     6.21    11.489      650       57,612      99.43      42.83      26.49     0.00
15/40 Balloon Loans            40     3,822,880     0.62    12.048      661       95,572      99.99      45.72      32.43     0.00
30/40 Balloon Loans            72    12,801,827     2.08     8.414      611      177,803      83.01      42.81      59.36     0.00
1/29 LIBOR Loans                1        39,934     0.01    11.450      532       39,934      80.00      34.35     100.00     0.00
1/29 LIBOR Loans
   (40 due in 30)               1       227,740     0.04     8.050      630      227,740      80.00      43.11       0.00     0.00
2/28 LIBOR Loans            1,592   282,417,285    45.93     8.871      615      177,398      84.63      42.82      44.30    40.53
2/28 LIBOR Loans
   (40 due in 30)             479   124,075,180    20.18     8.654      610      259,030      83.13      44.28      36.61     0.00
2/28 LIBOR Loans
   (40 due in 40)              60    16,991,250     2.76     9.084      609      283,187      96.86      42.46      47.98     0.00
3/27 LIBOR Loans              150    35,533,270     5.78     8.570      647      236,888      92.55      43.00      42.46    51.30
3/27 LIBOR Loans
   (40 due in 30)              79    22,121,361     3.60     8.662      651      280,017      95.27      43.67      32.35     0.00
3/27 LIBOR Loans
   (40 due in 40)               2       365,856     0.06     9.298      599      182,928     100.00      40.08     100.00     0.00
5/25 LIBOR Loans               17     4,670,563     0.76     7.933      655      274,739      84.93      46.25      57.27    72.58
5/25 LIBOR Loans
   (40 due in 30)               7     1,636,413     0.27     7.536      645      233,773      64.99      36.09      69.42     0.00
10/20 LIBOR Loans               2       448,000     0.07     8.468      642      224,000      80.00      41.30       0.00   100.00
5/25 Treasury Loans             9     3,964,233     0.64     7.895      658      440,470      87.64      39.24      10.94   100.00
                            -----   -----------   ------    ------      ---      -------     ------      -----     ------   ------
TOTAL:                      3,798   614,892,517   100.00     8.990      620      161,899      86.63      42.89      42.95    24.01
                            =====   ===========   ======    ======      ===      =======     ======      =====     ======   ======

AMORTIZATION TYPE

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
AMORTIZATION TYPE           LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
-----------------         --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
Fully Amortizing            2,034   264,378,099    43.00     9.342      597      129,979      86.81      41.18     53.93      0.00
Balloon                     1,341   202,882,234    32.99     9.228      624      151,292      87.68      43.81     35.82      0.00
24 Month Interest-Only          1       237,000     0.04     7.100      730      237,000     100.00      43.39      0.00    100.00
60 Month Interest-Only        418   145,995,184    23.74     8.033      657      349,271      84.89      44.66     32.83    100.00
120 Month Interest-Only         4     1,400,000     0.23     8.023      618      350,000      78.58      46.65     68.00    100.00
                            -----   -----------   ------     -----      ---      -------     ------      -----     -----    ------
TOTAL:                      3,798   614,892,517   100.00     8.990      620      161,899      86.63      42.89     42.95     24.01
                            =====   ===========   ======     =====      ===      =======     ======      =====     =====    ======

ADJUSTMENT TYPE

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
ADJUSTMENT TYPE             LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
---------------           --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
ARM                         2,399   492,491,085    80.09     8.771      618      205,290      85.69      43.21     41.74    28.53
Fixed Rate                  1,399   122,401,432    19.91     9.869      626       87,492      90.41      41.61     47.83     5.82
                            -----   -----------   ------     -----      ---      -------      -----      -----     -----    -----
TOTAL:                      3,798   614,892,517   100.00     8.990      620      161,899      86.63      42.89     42.95    24.01
                            =====   ===========   ======     =====      ===      =======      =====      =====     =====    =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
GEOGRAPHIC DISTRIBUTION     LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
-----------------------   --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
Alabama                        35     3,226,639     0.52    10.004      590       92,190      92.94      39.76      78.96    0.00
Alaska                          1       299,599     0.05     8.450      733      299,599     100.00      45.78       0.00    0.00
Arizona                       106    18,404,657     2.99     8.780      620      173,629      86.62      43.23      56.94   34.23
Arkansas                       17     1,817,277     0.30     8.822      607      106,899      87.50      37.28      59.42    9.57
California                    533   157,477,759    25.61     8.326      644      295,455      84.03      44.95      25.71   51.74
Colorado                       84    10,101,933     1.64     8.920      639      120,261      91.09      44.02      52.08   28.04
Connecticut                    19     4,889,358     0.80     8.834      640      257,335      88.13      41.83      54.63   23.01
Delaware                        5     1,194,355     0.19     8.855      700      238,871      81.41      32.85       7.45    0.00
District of Columbia            5     1,758,202     0.29     8.469      634      351,640      83.73      42.43       0.00   31.63
Florida                       431    75,890,836    12.34     9.148      620      176,081      85.41      42.46      32.84   17.98
Georgia                       148    19,542,721     3.18     9.576      601      132,045      88.79      42.07      57.34    7.08
Hawaii                          6     2,430,623     0.40     8.275      652      405,104      96.71      43.08      27.23   20.78
Idaho                          23     2,860,452     0.47     9.460      633      124,367      92.01      44.39      42.55   20.62
Illinois                      116    18,749,201     3.05     9.453      616      161,631      88.64      43.08      38.56    7.83
Indiana                        90     7,996,440     1.30     9.804      608       88,849      89.15      37.03      53.43    2.00
Iowa                           21     1,576,742     0.26    10.301      580       75,083      92.66      38.14      82.64    0.00
Kansas                         29     2,979,866     0.48     9.725      589      102,754      90.94      42.48      64.33    0.00
Kentucky                       35     3,553,808     0.58     9.315      585      101,537      86.30      42.29      64.04    0.00
Louisiana                      26     2,652,213     0.43     9.585      602      102,008      92.83      40.53      68.21    4.98
Maine                          14     1,829,511     0.30     9.506      594      130,679      86.00      44.90      59.37    4.59
Maryland                       96    27,437,887     4.46     9.106      615      285,811      89.07      44.77      49.91   26.08
Massachusetts                  35     9,807,389     1.59     8.835      631      280,211      87.87      43.00      34.84   20.04
Michigan                      165    17,408,684     2.83     9.701      595      105,507      86.12      40.51      44.20    6.37
Minnesota                      21     3,697,032     0.60     9.453      617      176,049      90.30      44.28      45.36   13.25
Mississippi                    26     2,130,370     0.35     9.884      584       81,937      90.63      41.01      85.61    0.00
Missouri                      118    12,755,879     2.07     9.388      592      108,101      86.14      40.50      59.06    6.38
Montana                         2        91,108     0.01    10.641      630       45,554      97.80      38.54      56.07    0.00
Nebraska                       11     1,001,989     0.16     9.937      568       91,090      92.33      36.86      90.43    0.00
Nevada                         70    14,096,737     2.29     8.876      628      201,382      86.65      41.54      25.64   20.42
New Hampshire                   6     1,647,653     0.27     8.968      628      274,609      86.65      43.86      29.98   63.36
New Jersey                     50    13,877,746     2.26     9.180      605      277,555      85.89      43.04      30.63    8.10
New Mexico                     10     1,226,076     0.20     9.591      603      122,608      88.68      41.06      55.17    0.00
New York                       52    13,113,035     2.13     8.771      649      252,174      89.46      45.61      42.86   20.37
North Carolina                124    14,594,836     2.37     9.420      602      117,700      87.15      44.27      60.19   11.64
North Dakota                    1        62,511     0.01     9.500      592       62,511      95.00      25.84     100.00    0.00
Ohio                          339    32,167,972     5.23     9.545      597       94,891      88.05      40.10      62.66    8.31
Oklahoma                       66     5,356,625     0.87     9.578      580       81,161      84.78      39.43      75.37    6.64
Oregon                         36     6,920,257     1.13     8.697      606      192,229      86.68      43.93      68.12   16.72
Pennsylvania                  156    15,023,964     2.44     9.455      588       96,307      86.53      41.71      70.14    9.02
Rhode Island                    4       525,246     0.09     9.242      628      131,312      91.32      47.52      42.41   43.41
South Carolina                 61     8,588,275     1.40     9.107      596      140,791      86.53      42.16      71.61   11.27
Tennessee                      70     6,521,403     1.06     9.484      590       93,163      89.61      40.63      69.52    3.86
Texas                         334    30,508,217     4.96     9.209      605       91,342      88.15      40.40      52.83    1.15
Utah                           32     5,940,470     0.97     8.746      646      185,640      87.27      39.03      38.70   29.41
Vermont                         3       436,316     0.07     9.041      629      145,439      85.43      48.78      65.87   25.62
Virginia                       79    16,216,244     2.64     9.137      622      205,269      87.42      43.72      32.27   24.25
Washington                     54    11,195,602     1.82     8.331      616      207,326      87.70      43.27      62.41   22.70
West Virginia                  11     1,094,309     0.18     9.261      606       99,483      82.58      39.17      72.76   32.97
Wisconsin                      18     1,744,272     0.28    10.123      604       96,904      88.46      42.60      70.62    0.00
Wyoming                         4       472,222     0.08     9.146      683      118,056      82.28      41.27       0.00   45.70
                            -----   -----------   ------    ------      ---      -------     ------      -----     ------   -----
TOTAL:                      3,798   614,892,517   100.00     8.990      620      161,899      86.63      42.89      42.95   24.01
                            =====   ===========   ======    ======      ===      =======     ======      =====     ======   =====

No more than approximately 0.40% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF ORIGINAL         MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
--------------------      --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
50.00% or less                 44     5,692,732     0.93     7.791      618      129,380      42.01      36.95     68.28     0.00
50.01% to 55.00%               19     2,355,633     0.38     8.139      599      123,981      52.38      43.03     51.20     0.00
55.01% to 60.00%               28     4,058,530     0.66     7.703      614      144,947      57.65      36.81     49.53     8.01
60.01% to 65.00%               58     9,446,495     1.54     7.862      605      162,871      63.21      42.75     55.43    17.41
65.01% to 70.00%               83    16,721,849     2.72     8.106      608      201,468      68.85      42.11     41.69    12.20
70.01% to 75.00%              112    20,867,084     3.39     8.625      586      186,313      74.08      42.65     40.81    11.05
75.01% to 80.00%              968   195,139,248    31.74     8.287      625      201,590      79.87      43.36     38.13    38.90
80.01% to 85.00%              266    59,143,939     9.62     8.772      597      222,346      84.62      43.68     39.94    28.44
85.01% to 90.00%              660   104,475,267    16.99     9.291      597      158,296      89.71      42.18     55.11    18.64
90.01% to 95.00%              312    51,828,676     8.43     9.579      621      166,118      94.78      42.00     48.64    18.59
95.01% to 100.00%           1,248   145,163,065    23.61     9.921      647      116,317      99.90      43.27     38.22    13.42
                            -----   -----------   ------     -----      ---      -------      -----      -----     -----    -----
TOTAL:                      3,798   614,892,517   100.00     8.990      620      161,899      86.63      42.89     42.95    24.01
                            =====   ===========   ======     =====      ===      =======      =====      =====     =====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 18.03% to 100.00%. Mortgage insurance exists on 21.05% of the Mortgage Loans, resulting in an Effective Loan-to-Value Ratio of 80.05%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 8.15% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.24%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.62%.

COMBINED LOAN-TO-VALUE RATIOS

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF COMBINED         MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
--------------------      --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
50.00% or less                 43     5,518,128     0.90     7.801      619      128,329      41.78      36.78     70.44     0.00
50.01% to 55.00%               19     2,355,633     0.38     8.139      599      123,981      52.38      43.03     51.20     0.00
55.01% to 60.00%               27     3,938,838     0.64     7.685      612      145,883      57.58      36.69     47.99     8.25
60.01% to 65.00%               56     9,072,934     1.48     7.886      608      162,017      63.21      42.96     53.59    18.12
65.01% to 70.00%               80    15,535,899     2.53     8.087      603      194,199      68.76      42.92     44.87     8.89
70.01% to 75.00%               97    17,916,563     2.91     8.694      574      184,707      74.10      42.45     43.42     7.84
75.01% to 80.00%              363    59,403,175     9.66     8.492      592      163,645      79.61      42.82     44.50    12.32
80.01% to 85.00%              203    39,502,744     6.42     9.070      578      194,595      84.41      42.29     43.92     4.25
85.01% to 90.00%              589    92,357,187    15.02     9.285      596      156,803      89.05      42.19     56.58    12.87
90.01% to 95.00%              404    67,475,392    10.97     9.462      618      167,018      92.35      41.31     47.49    23.71
95.01% to 100.00%           1,917   301,816,025    49.08     9.024      643      157,442      90.11      43.74     36.26    35.12
                            -----   -----------   ------     -----      ---      -------      -----      -----     -----    -----
TOTAL:                      3,798   614,892,517   100.00     8.990      620      161,899      86.63      42.89     42.95    24.01
                            =====   ===========   ======     =====      ===      =======      =====      =====     =====    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 18.03% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 91.81%. This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 8.15% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.24%. Approximately 29.07% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.14%.

MORTGAGE INSURANCE

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF COMBINED         MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
--------------------      --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
Loans with Mortgage
   Insurance                  497   129,452,460    21.05     8.785      629      260,468      90.65      42.59     37.20    32.19
Loans with no Mortgage
   Insurance                3,301   485,440,057    78.95     9.044      618      147,058      85.55      42.97     44.49    21.83
                            -----   -----------   ------     -----      ---      -------      -----      -----     -----    -----
TOTAL:                      3,798   614,892,517   100.00     8.990      620      161,899      86.63      42.89     42.95    24.01
                            =====   ===========   ======     =====      ===      =======      =====      =====     =====    =====

DEBT-TO-INCOME RATIOS

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF DEBT-TO-         MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
INCOME RATIOS               LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
-----------------         --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
20.00% or less                143    19,677,144     3.20     9.300      643      137,602      85.44      14.76      28.76   16.94
20.01% to 25.00%              114    11,743,904     1.91     9.137      608      103,017      86.42      22.84      63.43   10.96
25.01% to 30.00%              205    22,251,228     3.62     9.228      608      108,543      84.78      27.71      44.38   18.41
30.01% to 35.00%              343    42,862,289     6.97     9.050      611      124,963      83.57      32.71      51.13   11.28
35.01% to 40.00%              506    69,940,374    11.37     9.136      616      138,222      86.00      37.72      40.39   17.75
40.01% to 45.00%              922   161,501,507    26.26     8.995      631      175,164      88.24      42.90      29.18   23.96
45.01% to 50.00%            1,365   237,161,605    38.57     9.026      617      173,745      87.23      47.90      45.41   29.40
50.01% to 55.00%              192    46,646,999     7.59     8.303      616      242,953      83.73      52.95      70.87   27.49
55.01% to 60.00%                8     3,107,467     0.51     7.941      582      388,433      78.64      55.73     100.00   13.71
                            -----   -----------   ------     -----      ---      -------      -----      -----     ------   -----
TOTAL:                      3,798   614,892,517   100.00     8.990      620      161,899      86.63      42.89      42.95   24.01
                            =====   ===========   ======     =====      ===      =======      =====      =====     ======   =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 3.92% to 56.70% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 42.89%.

LOAN PURPOSE

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
LOAN PURPOSE                LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
------------              --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
Purchase                    2,396   356,871,617    58.04     9.163      633      148,945      89.36      42.97     37.76    28.51
Refinance - Cashout         1,236   227,425,598    36.99     8.803      599      184,001      82.79      42.77     50.26    16.10
Refinance - Rate Term         166    30,595,301     4.98     8.359      620      184,309      83.33      42.75     49.31    30.33
                            -----   -----------   ------     -----      ---      -------      -----      -----     -----    -----
TOTAL:                      3,798   614,892,517   100.00     8.990      620      161,899      86.63      42.89     42.95    24.01
                            =====   ===========   ======     =====      ===      =======      =====      =====     =====    =====

PROPERTY TYPE

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
PROPERTY TYPE               LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
-------------             --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
Single Family               2,806   433,813,877    70.55     8.983      616      154,602      86.45      42.91     43.71    22.90
Planned Unit Development      565   107,639,085    17.51     9.002      621      190,512      86.98      42.88     46.09    25.01
Two- to Four-Family           241    44,139,751     7.18     9.080      647      183,152      86.85      42.44     32.76    24.27
Condominium                   179    27,779,947     4.52     8.904      633      155,195      87.07      43.12     35.81    37.71
Townhouse                       7     1,519,857     0.25     9.102      639      217,122      97.91      44.74     32.84    12.17
                            -----   -----------   ------     -----      ---      -------      -----      -----     -----    -----
TOTAL:                      3,798   614,892,517   100.00     8.990      620      161,899      86.63      42.89     42.95    24.01
                            =====   ===========   ======     =====      ===      =======      =====      =====     =====    =====

DOCUMENTATION

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
DOCUMENTATION               LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
-------------             --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
NovaStar - Full
   Documentation              795   100,098,575    16.28     9.326      577      125,910      85.77      42.62     100.00   13.58
NovaStar - Stated Income      507    87,589,098    14.24     9.493      632      172,760      86.57      42.09       0.00   31.02
NovaStar - No
   Documentation               28     5,416,450     0.88     9.164      690      193,445      87.25      54.43       0.00   33.22
NovaStar - Limited
   Documentation                5       731,754     0.12     9.111      573      146,351      88.06      33.29       0.00    0.00
NovaStar - No Income No
   Asset                        7     2,177,898     0.35     9.408      725      311,128      88.88         --       0.00   40.41
Accredited - Full
   Documentation              209    36,750,981     5.98     8.868      608      175,842      94.04      43.09     100.00   24.83
Accredited - Stated
   Income                     123    36,434,186     5.93     8.587      676      296,213      96.46      42.83       0.00   19.49
Accredited - Alternative       19     4,276,946     0.70     8.727      642      225,102      95.16      41.11       0.00   30.52
Accredited - Lite               2       544,056     0.09     9.394      638      272,028      86.79      43.40       0.00    0.00
Fieldstone - Full
   Documentation              177    26,449,431     4.30     8.724      611      149,432      95.22      44.57     100.00   27.22
Fieldstone - Stated
   Income                     163    27,451,547     4.46     8.849      669      168,414      90.47      43.22       0.00   59.84
Fieldstone - 12 Months
   Bank Statements             78    20,191,794     3.28     8.411      628      258,869      89.27      41.49       0.00   46.71
Fieldstone - 24 Months
   Bank Statements             14     3,969,050     0.65     8.069      659      283,504      92.20      35.20       0.00   84.79
Other - Full
   Documentation              682   100,826,273    16.40     8.606      598      147,839      81.82      43.51     100.00   18.80
Other - Stated
   Documentation              458    89,746,528    14.60     9.075      639      195,953      83.55      43.97       0.00   23.04
Other - Other
   Documentation              531    72,237,950    11.75     8.958      621      136,041      83.40      42.11       0.00   14.67
                            -----   -----------   ------     -----      ---      -------      -----      -----     ------   -----
TOTAL:                      3,798   614,892,517   100.00     8.990      620      161,899      86.63      42.89      42.95   24.01
                            =====   ===========   ======     =====      ===      =======      =====      =====     ======   =====

OCCUPANCY

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
OCCUPANCY                   LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
---------                 --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
Primary                      3421   572,933,941    93.18     8.956      618      167,476      86.77      43.13     43.39    24.97
Investment                    296    28,758,898     4.68     9.516      637       97,158      85.62      39.54     47.96     6.23
Second Home                    81    13,199,678     2.15     9.320      668      162,959      82.48      39.45     13.10    20.94
                            -----   -----------   ------     -----      ---      -------      -----      -----     -----    -----
TOTAL:                      3,798   614,892,517   100.00     8.990      620      161,899      86.63      42.89     42.95    24.01
                            =====   ===========   ======     =====      ===      =======      =====      =====     =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
MORTGAGE LOANS AGE        MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
(MONTHS)                    LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
------------------        --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
1                              11     1,840,063     0.30     9.078      654      167,278      88.81      45.24      15.37   55.57
2                             638   113,073,113    18.39     8.740      630      177,231      88.07      43.36      36.52   40.06
3                             817   137,108,179    22.30     9.097      615      167,819      84.61      43.17      46.27   25.61
4                           1,450   216,555,577    35.22     9.119      611      149,349      84.21      42.77      41.85   18.83
5                             619   101,664,895    16.53     8.930      629      164,241      90.61      42.82      46.20   19.85
6                             203    36,099,041     5.87     8.802      633      177,828      91.16      41.83      46.94   14.13
7                              54     8,093,612     1.32     8.793      632      149,882      94.14      39.79      51.44    0.00
8                               4       356,247     0.06     8.029      680       89,062      91.62      42.78     100.00   37.05
10                              1        43,152     0.01    11.450      631       43,152     100.00      36.76     100.00    0.00
12                              1        58,638     0.01    10.990      697       58,638     100.00      42.49       0.00    0.00
                            -----   -----------   ------    ------      ---      -------     ------      -----     ------   -----
TOTAL:                      3,798   614,892,517   100.00     8.990      620      161,899      86.63      42.89      42.95   24.01
                            =====   ===========   ======    ======      ===      =======     ======      =====     ======   =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
ORIGINAL PREPAYMENT       MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
PENALTY TERM                LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
-------------------       --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
None                        1,238   185,786,016    30.21     9.367      622      150,069      87.21      42.61      40.91   23.50
6 Months                        8       843,222     0.14     9.505      619      105,403      98.59      42.08      66.14    0.00
12 Months                      80    25,487,307     4.15     8.796      636      318,591      84.61      44.44      28.38   30.19
18 Months                       1       117,651     0.02     8.750      567      117,651      87.41      29.20     100.00    0.00
24 Months                   1,428   241,572,149    39.29     8.845      617      169,168      85.27      43.45      39.77   25.28
30 Months                       2       529,187     0.09     8.687      608      264,593      89.24      47.21     100.00   53.82
36 Months                     920   141,704,228    23.05     8.798      621      154,026      87.61      42.05      49.50   23.21
48 Months                       4       940,359     0.15     8.510      604      235,090      93.89      44.26     100.00   33.78
60 Months                     117    17,912,399     2.91     8.851      613      153,097      92.95      42.45      69.94    9.68
                            -----   -----------   ------     -----      ---      -------      -----      -----     ------   -----
TOTAL:                      3,798   614,892,517   100.00     8.990      620      161,899      86.63      42.89      42.95   24.01
                            =====   ===========   ======     =====      ===      =======      =====      =====     ======   =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 29 months.

CREDIT SCORES

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
RANGE OF CREDIT SCORES      LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
----------------------    --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
500                            10     1,096,953     0.18     9.479      500      109,695      72.61      38.04      89.66    0.00
501 to 525                    140    19,802,160     3.22     9.895      515      141,444      79.80      43.12      73.47    0.00
526 to 550                    370    51,733,631     8.41     9.555      539      139,821      83.85      42.83      80.22    1.94
551 to 575                    429    57,758,941     9.39     9.412      564      134,636      85.25      41.73      69.25    3.39
576 to 600                    762   114,633,366    18.64     9.068      588      150,437      86.93      42.53      67.21    7.31
601 to 625                    560    84,554,060    13.75     9.031      613      150,989      86.24      42.72      41.96   20.91
626 to 650                    631   109,459,360    17.80     8.847      638      173,470      86.64      43.80      19.02   38.48
651 to 675                    472    82,653,311    13.44     8.846      661      175,113      88.21      43.00      14.75   43.67
676 to 700                    220    46,788,373     7.61     8.493      687      212,674      88.81      42.79      24.65   39.43
701 to 725                     93    20,474,904     3.33     8.226      713      220,160      89.60      44.61      19.33   51.77
726 to 750                     54    12,747,347     2.07     8.402      736      236,062      91.91      43.27      16.91   45.86
751 to 775                     38     8,620,730     1.40     8.435      766      226,861      87.87      39.45      23.79   33.00
776 to 800                     17     4,309,295     0.70     7.804      788      253,488      88.26      44.64      37.09   61.42
801 to 811                      2       260,086     0.04     6.639      810      130,043      55.31      40.71     100.00    0.00
                            -----   -----------   ------     -----      ---      -------      -----      -----     ------   -----
TOTAL:                      3,798   614,892,517   100.00     8.990      620      161,899      86.63      42.89      42.95   24.01
                            =====   ===========   ======     =====      ===      =======      =====      =====     ======   =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 811 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 620.

CREDIT GRADE

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
                          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
CREDIT GRADE                LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
------------              --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
NovaStar - Alt A              227    43,206,944     7.03     8.999      668      190,339      85.79      42.29       8.01   48.92
NovaStar - M1                 908   119,517,254    19.44     9.392      596      131,627      85.99      42.29      62.07   16.68
NovaStar - M2                 168    27,473,409     4.47     9.976      570      163,532      88.89      42.83      63.34    8.65
NovaStar - M3                  38     5,762,238     0.94     9.686      541      151,638      81.56      42.45      87.64    0.00
NovaStar - M4                   1        53,931     0.01    10.250      578       53,931      60.00      23.70       0.00    0.00
Accredited - A+               134    40,507,809     6.59     8.267      686      302,297      96.72      43.15      25.75   36.45
Accredited - A                189    32,934,026     5.36     9.201      598      174,254      94.06      42.56      68.63    8.40
Accredited - A-                22     3,674,121     0.60     9.518      566      167,005      90.65      42.70      76.96    0.00
Accredited - B                  7       778,501     0.13     9.364      573      111,214      88.87      43.60     100.00    0.00
Accredited - C                  1       111,713     0.02     9.375      500      111,713      60.54      27.90     100.00    0.00
Fieldstone - A                420    75,409,812    12.26     8.633      640      179,547      92.07      43.12      35.07   48.08
Fieldstone - A-                 1       496,807     0.08     9.990      539      496,807      85.00      35.37       0.00    0.00
Fieldstone - B                  4       382,908     0.06    10.034      571       95,727      76.41      43.40       0.00    0.00
Fieldstone - No Grade           7     1,772,294     0.29     8.878      606      253,185      88.23      32.26       0.00    9.35
Other Underwriting
   Guidelines               1,671   262,810,751    42.74     8.863      618      157,278      82.85      43.29      38.36   19.11
                            -----   -----------   ------    ------      ---      -------      -----      -----     ------   -----
TOTAL:                      3,798   614,892,517   100.00     8.990      620      161,899      86.63      42.89      42.95   24.01
                            =====   ===========   ======    ======      ===      =======      =====      =====     ======   =====

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                     AGGREGATE                                     AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED   WEIGHTED    PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE      BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF                  MORTGAGE  OUTSTANDING  MORTGAGE   COUPON     CREDIT    OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
GROSS MARGINS               LOANS       ($)       POOL (%)     (%)      SCORE         ($)       LTV (%)  INCOME (%)  DOC (%)  IO (%)
-------------             --------  -----------  --------  --------  ----------  -----------  --------  ----------  -------  -------
3.001% to 3.500%                2       499,126     0.10     6.964   671.432312    249,563      80.00      40.44       0.00   28.53
3.501% to 4.000%                1       114,601     0.02     6.750          678    114,601      57.50      30.24       0.00    0.00
4.001% to 4.500%               32    10,861,678     2.21     7.356          675    339,427      88.29      44.76      69.39   50.58
4.501% to 5.000%              124    41,490,120     8.42     7.805          665    334,598      83.68      43.72      31.78   59.94
5.001% to 5.500%              277    72,381,395    14.70     8.432          635    261,305      87.27      44.62      44.33   39.00
5.501% to 6.000%              670   146,517,275    29.75     8.669          617    218,682      85.56      43.53      41.70   27.51
6.001% to 6.500%              541   106,812,141    21.69     8.902          601    197,435      84.84      41.96      37.09   28.70
6.501% to 7.000%              440    69,167,779    14.04     9.497          600    157,199      86.86      43.88      45.92    9.96
7.001% to 7.500%              131    19,055,681     3.87     9.156          608    145,463      84.24      40.73      50.04   11.15
7.501% to 8.000%              109    16,071,868     3.26     9.572          604    147,448      84.84      41.41      41.09    9.76
8.001% to 8.500%               29     4,878,151     0.99     9.500          625    168,212      85.91      42.26      23.96    4.61
8.501% to 9.000%               20     2,504,666     0.51    10.143          605    125,233      86.67      42.04      52.98    0.00
9.001% to 9.500%               11     1,166,533     0.24    10.783          582    106,048      90.54      36.96      69.03    0.00
9.501% to 10.000%               6       529,388     0.11    11.014          583     88,231      91.76      42.43      80.14    0.00
10.001% to 10.500%              4       330,759     0.07    11.398          583     82,690      95.84      39.47     100.00    0.00
11.001% to 11.500%              2       109,923     0.02    12.295          565     54,962      94.55      40.26     100.00    0.00
                            -----   -----------   ------    ------   ----------    -------      -----      -----     ------   -----
TOTAL:                      2,399   492,491,085   100.00     8.771          618    205,290      85.69      43.21      41.74   28.53
                            =====   ===========   ======    ======   ==========    =======      =====      =====     ======   =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.400% per annum to 11.500% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.040% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
RANGE OF MAXIMUM          MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
MORTGAGE RATES              LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
----------------          --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
11.501% to 12.000%              5     1,444,189     0.29     6.099      655      288,838      76.22      47.48     100.00   27.83
12.001% to 12.500%              7     2,187,329     0.44     6.373      647      312,476      76.65      47.31      76.21   65.57
12.501% to 13.000%             24     9,474,527     1.92     6.940      652      394,772      79.93      46.28      42.72   61.92
13.001% to 13.500%             62    20,529,205     4.17     7.162      647      331,116      80.55      46.53      50.70   70.55
13.501% to 14.000%            153    38,530,630     7.82     7.589      647      251,834      78.52      44.41      36.49   46.70
14.001% to 14.500%            185    50,631,593    10.28     7.879      643      273,684      82.43      42.68      36.07   44.59
14.501% to 15.000%            333    83,123,426    16.88     8.222      633      249,620      85.37      44.08      38.20   39.89
15.001% to 15.500%            292    65,997,591    13.40     8.601      628      226,019      84.85      43.46      36.38   32.35
15.501% to 16.000%            361    77,196,844    15.67     9.084      608      213,842      87.65      42.63      38.55   17.03
16.001% to 16.500%            248    46,678,649     9.48     9.437      598      188,220      88.78      42.71      46.36   10.20
16.501% to 17.000%            285    45,045,311     9.15     9.889      591      158,054      89.67      41.74      42.92    4.66
17.001% to 17.500%            167    23,622,410     4.80    10.306      584      141,452      89.62      41.20      53.65   13.29
17.501% to 18.000%            148    17,144,078     3.48    10.798      571      115,838      90.86      42.21      54.51    0.00
18.001% to 18.500%             55     5,921,342     1.20    11.271      571      107,661      91.53      41.81      64.84    0.00
18.501% to 19.000%             50     3,492,764     0.71    11.731      564       69,855      90.48      40.27      63.36    2.67
19.001% to 19.500%             14       894,163     0.18    12.257      569       63,869      88.36      37.40      62.59    0.00
19.501% to 20.000%              9       526,166     0.11    12.719      552       58,463      96.86      35.90     100.00    0.00
20.001% to 20.500%              1        50,868     0.01    13.400      581       50,868     100.00      49.24     100.00    0.00
                            -----   -----------   ------    ------      ---      -------     ------      -----     ------   -----
TOTAL:                      2,399   492,491,085   100.00     8.771      618      205,290      85.69      43.21      41.74   28.53
                            =====   ===========   ======    ======      ===      =======     ======      =====     ======   =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.775% per annum to 20.400% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 15.418% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                     AGGREGATE                                   AVERAGE
                           NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   WEIGHTED
                             OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE    AVERAGE   PERCENT
NEXT RATE                 MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   DEBT-TO-     FULL   PERCENT
ADJUSTMENT DATE             LOANS       ($)      POOL (%)     (%)      SCORE       ($)       LTV (%)  INCOME (%)  DOC (%)   IO (%)
---------------           --------  -----------  --------  --------  --------  -----------  --------  ----------  -------  -------
July 2007                       1        39,934     0.01    11.450      532       39,934      80.00      34.35     100.00     0.00
August 2007                     1       227,740     0.05     8.050      630      227,740      80.00      43.11       0.00     0.00
April 2008                      1       132,000     0.03     6.625      653      132,000      80.00      48.73     100.00   100.00
May 2008                       20     3,092,765     0.63     8.812      638      154,638      90.45      33.36      70.08     0.00
June 2008                      93    15,402,336     3.13     8.942      605      165,617      86.44      42.31      48.77     7.24
July 2008                     284    55,650,755    11.30     8.773      624      195,953      87.87      43.02      41.23    18.46
August 2008                   895   164,708,536    33.44     8.922      609      184,032      83.24      43.11      40.48    22.75
September 2008                521   102,427,317    20.80     8.871      609      196,598      83.04      43.35      46.86    28.27
October 2008                  311    80,368,365    16.32     8.536      622      258,419      86.96      43.95      38.68    43.85
November 2008                   6     1,701,640     0.35     8.911      639      283,607      85.17      47.59      10.51    74.76
April 2009                      1        69,134     0.01     9.550      617       69,134      95.00      49.99     100.00     0.00
May 2009                       15     2,909,192     0.59     8.527      629      193,946      95.95      43.54      25.86     0.00
June 2009                      51    12,619,985     2.56     8.557      667      247,451      96.38      42.79      34.04    25.33
July 2009                      91    23,240,692     4.72     8.568      649      255,392      96.11      43.00      44.36    32.59
August 2009                    32     8,058,940     1.64     8.849      638      251,842      90.03      43.83      35.09    20.65
September 2009                 31     8,780,898     1.78     8.736      641      283,255      89.79      42.92      34.40    58.85
October 2009                   10     2,341,646     0.48     8.080      632      234,165      78.11      46.52      57.07    26.75
May 2011                        2       227,349     0.05     9.147      593      113,675     100.00      47.21     100.00     0.00
June 2011                       1       202,303     0.04     9.990      614      202,303      90.00      43.73       0.00     0.00
July 2011                       6     2,047,496     0.42     7.795      685      341,249      97.10      45.22      73.14    93.63
August 2011                     7     1,393,072     0.28     7.796      645      199,010      74.20      45.89      56.90    48.11
September 2011                  7     2,191,685     0.45     7.446      640      313,098      67.69      41.36      62.66    25.44
October 2011                   10     4,209,304     0.85     7.945      655      420,930      85.27      38.94       8.41   100.00
August 2016                     2       448,000     0.09     8.468      642      224,000      80.00      41.30       0.00   100.00
                            -----   -----------   ------    ------      ---      -------     ------      -----     ------   ------
TOTAL:                      2,399   492,491,085   100.00     8.771      618      205,290      85.69      43.21      41.74    28.53
                            =====   ===========   ======    ======      ===      =======     ======      =====     ======   ======